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                                                                EXHIBIT 10.48

          SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT
                               (MASTER AGREEMENT)

              SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP AND
               OTHER SUBSIDIARIES OF SUNRISE ASSISTED LIVING, INC.
                                  AS BORROWERS

                              BANK OF AMERICA, N.A.
                             D/B/A NATIONSBANK, N.A.
                             AS ADMINISTRATIVE AGENT
                        BANK UNITED, AS SYNDICATION AGENT
                   FLEET NATIONAL BANK, AS DOCUMENTATION AGENT

                         BANC OF AMERICA SECURITIES LLC
                     AS SOLE LEAD ARRANGER AND BOOK MANAGER
                                  July 29, 1999


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

                                TABLE OF CONTENTS
ARTICLE I.........................................................................................................3

   DEFINITIONS....................................................................................................3
      Section 1.1  Certain Defined Terms..........................................................................3
      Section 1.2  Accounting Terms and Other Definitional Provisions............................................20

ARTICLE II.......................................................................................................21

   BORROWING.....................................................................................................21
      Section 2.1  The Loan......................................................................................21
      Section 2.2  Procedure for Advances........................................................................22
      Section 2.3  Fees..........................................................................................23
      Section 2.4  Interest Rate Matters.........................................................................24
      Section 2.5  Extensions....................................................................................26
      Section 2.6  The Letter of Credit Facility.................................................................27
      Section 2.7  Permitted Costs...............................................................................28
      Section 2.8  Requisitions Demonstrating Expenses...........................................................28
      Section 2.9    Co-Borrower Obligations.....................................................................29
      Section 2.10  Agreement Among Borrowers....................................................................30
      Section 2.11  Benefits to Borrowers........................................................................31
      Section 2.12  Guaranty.....................................................................................31

ARTICLE III......................................................................................................34

   COLLATERAL....................................................................................................34
      Section 3.1  Collateral....................................................................................34
      Section 3.2  Eligible Projects.............................................................................34
      Section 3.3  Assignment of Partnership Interests...........................................................35
      Section 3.4  Guaranties....................................................................................35
      Section 3.5  Collateral for Obligations....................................................................35
      Section 3.6  Costs.........................................................................................35

ARTICLE IV.......................................................................................................36

   GENERAL FINANCING PROVISIONS..................................................................................36
      Section 4.1  Conditions Precedent to Credit Facility Closing and Addition of Deeds of Trust................36
      Section 4.2  Conditions Precedent to Determining Availability Under Borrowing Base.........................40
      Section 4.3  Conditions Under Which an Eligible Project is a Completed Facility............................41
      Section 4.4  Computation of Interest and Fees..............................................................42
      Section 4.5    Liens; Setoff...............................................................................42
      Section 4.6  Payment and Performance of Obligations........................................................42
      Section 4.7  Payments to Others for the Account of the Borrowers...........................................42
      Section 4.8  Prepayment....................................................................................43
      Section 4.9  Requisitions for the Operating Reserve........................................................43
      Section 4.10  Assignments..................................................................................43
      Section 4.11  Liability of the Lenders.....................................................................44
      Section 4.12  Stored Materials.............................................................................44
      Section 4.13  Limitations on Advances or Readvances........................................................44

ARTICLE V........................................................................................................44

   REPRESENTATIONS AND WARRANTIES................................................................................45

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

      Section 5.1  Existence/Good Standing.......................................................................45
      Section 5.2  Power and Authority...........................................................................45
      Section 5.3  Binding Agreements............................................................................45
      Section 5.4  Litigation....................................................................................45
      Section 5.5  No Conflicting Agreements.....................................................................46
      Section 5.6  Financial Information.........................................................................46
      Section 5.7  No Default....................................................................................46
      Section 5.8  Taxes.........................................................................................46
      Section 5.9  Place(s) of Business and Location of Collateral...............................................47
      Section 5.10  Title to Properties..........................................................................47
      Section 5.11  Margin Stock.................................................................................47
      Section 5.12  ERISA........................................................................................47
      Section 5.13  Governmental Consent.........................................................................48
      Section 5.14  Full Disclosure..............................................................................48
      Section 5.15  Business Names and Addresses.................................................................48
      Section 5.16  Licenses and Certifications..................................................................48
      Section 5.17  Operating Agreements and Management Contracts................................................49
      Section 5.18  Participation Agreements and Resident Agreements.............................................49
      Section 5.19  Compliance with Laws.........................................................................50
      Section 5.20  Presence of Hazardous Materials or Hazardous Materials Contamination.........................50
      Section 5.21  Nature of Credit Facility; Usury; Disclosures................................................50
      Section 5.22  Compliance in Zoning.........................................................................50
      Section 5.23  Plans and Specifications.....................................................................51
      Section 5.24  Building Permits; Other Permits..............................................................51
      Section 5.25  Utilities....................................................................................51
      Section 5.26  Access; Roads................................................................................51
      Section 5.27  Other Liens..................................................................................51
      Section 5.28  Defaults.....................................................................................51
      Section 5.29  Survival; Updates of Representations and Warranties..........................................52
      Section 5.30  Accounts.....................................................................................52
      Section 5.31   Year 2000...................................................................................52

ARTICLE VI.......................................................................................................53

   CONDITIONS OF LENDING.........................................................................................53
      Section 6.1  No Default....................................................................................53
      Section 6.2  Opinion of Counsel for the Borrowers..........................................................53
      Section 6.3  Approval of Counsel for the Lenders...........................................................53
      Section 6.4  Supporting Documents..........................................................................53
      Section 6.5  Financing Documents...........................................................................54
      Section 6.6  Insurance.....................................................................................54
      Section 6.7  Security Documents............................................................................54
      Section 6.8  Joinder Agreement.............................................................................54

ARTICLE VII......................................................................................................55

   AFFIRMATIVE COVENANTS OF BORROWER.............................................................................55
      Section 7.1  Financial Statements..........................................................................55
      Section 7.2  Taxes and Claims..............................................................................56
      Section 7.3  Legal Existence...............................................................................56
      Section 7.4  Conduct of Business and Compliance with Laws..................................................56
      Section 7.6  Insurance.....................................................................................57
      Section 7.7  Flood Insurance...............................................................................59
      Section 7.8  Maintenance of Properties.....................................................................59
      Section 7.9  Maintenance of the Collateral.................................................................60


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

      Section 7.10  Other Liens, Security Interests, etc.........................................................60
      Section 7.11  Defense of Title and Further Assurances......................................................60
      Section 7.12  Subsequent Opinion of Counsel as to Recording Requirements...................................60
      Section 7.13  Books and Records............................................................................60
      Section 7.14  Collections..................................................................................61
      Section 7.15  Notice to Account Debtors and Escrow Account.................................................61
      Section 7.16  Business Names...............................................................................61
      Section 7.17  ERISA........................................................................................61
      Section 7.18  Change in Management.........................................................................62
      Section 7.19  Management...................................................................................62
      Section 7.20  Surveys......................................................................................62
      Section 7.21  Inspections; Cooperation; Payment of Inspecting Engineer.....................................63
      Section 7.22  Vouchers and Receipts........................................................................63
      Section 7.23  Payments for Labor and Materials.............................................................63
      Section 7.24  Correction of Construction Defects...........................................................64
      Section 7.25  Fees and Expenses; Indemnity.................................................................64
      Section 7.26  Governmental Surveys or Inspections..........................................................64
      Section 7.27   Cost Reports................................................................................64
      Section 7.28  Updated Appraisals...........................................................................64
      Section 7.29  Notification of Certain Events, Events of Default and Adverse Developments...................65
      Section 7.30  Compliance with Environmental Laws...........................................................66
      Section 7.31  Hazardous Materials; Contamination...........................................................66
      Section 7.32  Participation in Reimbursement Programs......................................................67
      Section 7.33  Minimum Pool A Projects......................................................................67
      Section 7.34  Subordination of Distributions and Management Fees...........................................67
      Section 7.35  Depository Bank..............................................................................67
      Section 7.36  Copies of Notices............................................................................68
      Section 7.37   Year 2000 Compliance........................................................................68

ARTICLE VIII.....................................................................................................68

   NEGATIVE COVENANTS OF BORROWER................................................................................68
      Section 8.1  Borrowings....................................................................................68
      Section 8.2  Deeds of Trust and Pledges....................................................................68
      Section 8.3  Sale or Transfer of Assets....................................................................69
      Section 8.4  Other Liens; Transfers; "Due-on-Sale"; etc....................................................69
      Section 8.5  Advances and Loans............................................................................69
      Section 8.6  Contingent Liabilities........................................................................69
      Section 8.7  Licenses......................................................................................69
      Section 8.8  ERISA Compliance..............................................................................69
      Section 8.9  Transfer of Collateral........................................................................70
      Section 8.10  Sale of Accounts or Receivables..............................................................70
      Section 8.11  Amendments; Terminations.....................................................................70
      Section 8.12  Prohibition on Hazardous Materials...........................................................70
      Section 8.13  Subsidiaries.................................................................................71
      Section 8.14  Distributions to Partners or Members.........................................................71
      Section 8.15  Mergers or Acquisitions......................................................................71
      Section 8.16  Partnership Interests........................................................................71
      Section 8.17  Impairment of Security.......................................................................71
      Section 8.18  Conditional Sales............................................................................71
      Section 8.19  Changes to Plans and Specifications..........................................................72
      Section 8.20  Construction Contract; Construction Management...............................................72

ARTICLE IX.......................................................................................................72
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
   EVENTS OF DEFAULT.............................................................................................72
      Section 9.1  Failure to Pay and/or Perform the Obligations.................................................72
      Section 9.2  Breach of Representations and Warranties......................................................72
      Section 9.3  Failure to Comply with Covenants..............................................................72
      Section 9.4  Failure to Comply with Books and Records......................................................73
      Section 9.5  Other Defaults................................................................................73
      Section 9.6  Default Under Other Financing Documents.......................................................73
      Section 9.7  Receiver; Bankruptcy..........................................................................73
      Section 9.8  Judgment......................................................................................73
      Section 9.9  Execution; Attachment.........................................................................73
      Section 9.10  Default Under Other Borrowings...............................................................74
      Section 9.12  Impairment of Position.......................................................................74
      Section 9.13  Change in Status or Ownership................................................................74
      Section 9.14  Zoning.......................................................................................74
      Section 9.15  Change in Management.........................................................................74
      Section 9.16  Licenses.....................................................................................74
      Section 9.17  Damage to Improvements.......................................................................75
      Section 9.18  Disclosure of Contractors....................................................................75
      Section 9.19  Mechanic's Lien..............................................................................75
      Section 9.20  Survey Matters...............................................................................75
      Section 9.21  General Contractor Default...................................................................75
      Section 9.22  Compliance with Law..........................................................................76

ARTICLE X........................................................................................................76

   RIGHTS AND REMEDIES UPON DEFAULT..............................................................................76
      Section 10.1  DEMAND; ACCELERATION.........................................................................76
      Section 10.2  Further Advances; Immediate Acceleration.....................................................76
      Section 10.3  Specific Rights With Regard to Collateral....................................................76
      Section 10.4  Performance by Lenders.......................................................................78
      Section 10.5  Remedies on Default..........................................................................78
      Section 10.6  Uniform Commercial Code and Other Remedies...................................................79
      Section 10.7  Receiver or Other Court Order................................................................80
      Section 10.8  No Conditions Precedent to Exercise of Remedies..............................................80
      Section 10.9  Remedies Cumulative and Concurrent...........................................................80
      Section 10.10  Strict Performance..........................................................................81

ARTICLE XI.......................................................................................................81

   MISCELLANEOUS.................................................................................................81
      Section 11.1  Notices......................................................................................81
      Section 11.2  Consents and Approvals.......................................................................82
      Section 11.3  Remedies, etc. Cumulative....................................................................82
      Section 11.4  No Waiver of Rights by the Lenders...........................................................83
      Section 11.5  Entire Agreement.............................................................................83
      Section 11.6  Survival of Agreement; Successors and Assigns................................................83
      Section 11.7  Expenses.....................................................................................83
      Section 11.8  Counterparts.................................................................................84
      Section 11.9  Governing Law................................................................................84
      Section 11.10  Modifications...............................................................................84
      Section 11.11  Illegality..................................................................................84
      Section 11.12  Gender, etc.................................................................................85
      Section 11.13  Headings....................................................................................85
      Section 11.14  Waiver of Trial by Jury.....................................................................85
      Section 11.15  No Warranty by Lenders......................................................................85


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

      Section 11.16  Liability of the Lenders....................................................................85
      Section 11.17  License of Tradename........................................................................86
      Section 11.18  No Partnership..............................................................................86
      Section 11.19  Third Parties; Benefit......................................................................86
      Section 11.20  Conditions; Verification....................................................................87
      Section 11.21  Signs; Publicity............................................................................87
      Section 11.22  Time of Essence.............................................................................87
      Section 11.23     Replacement Note.........................................................................87



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          SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT
                               (MASTER AGREEMENT)

         THIS SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT
(the "Agreement") is made this 29th of July, 1999, by and among SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership ("SEAL") and SUNRISE SEAL, L.L.C., a Virginia limited liability company ("Sunrise SEAL") (collectively, the "Original Borrowers") and SUNRISE DECATUR ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership, SUNRISE FAIRFIELD ASSISTED LIVING, L.P., a New Jersey limited partnership, SUNRISE BELLEVUE ASSISTED LIVING LIMITED PARTNERSHIP, a Washington limited partnership, SUNRISE WALNUT CREEK ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE OAKLAND ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE PARAMUS ASSISTED LIVING LIMITED PARTNERSHIP, a New Jersey limited partnership, SUNRISE RIVERSIDE ASSISTED LIVING, L.P., a California limited partnership, SUNRISE HUNTCLIFF ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership, SUNRISE STERLING CANYON ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, (the "Additional Borrowers", collectively with the Original Borrowers and any other Additional Borrowers, as hereinafter defined, the "Borrowers"), and BANK OF AMERICA, N.A. d/b/a/ NATIONSBANK, N.A., as administrative agent (the "Administrative Agent") for itself and for UNITED BANK, as syndication agent (the "Syndication Agent"), FLEET NATIONAL BANK, as documentation agent (the "Documentation Agent") and certain additional lenders who are or shall be from time to time participating as lenders hereunder pursuant to the Agency Agreement, as hereinafter defined (collectively with the Administrative Agent, the "Lenders").

                                    RECITALS

         A. SEAL obtained from the Administrative Agent and certain other lenders (collectively, the "Original Lenders") a revolving credit facility in the maximum principal sum of $250,000,000 (the "Original Credit Facility"). The Original Credit Facility has been evidenced by an Amended, Restated, Consolidated and Increased Master Promissory Note dated December 23, 1997 as amended pursuant to a First Amendment to Amended, Restated, Consolidated and Increased Promissory Note and Additional Borrower Joinder Supplement dated December 30, 1998 (the "First Note Amendment" collectively, the "Original Note").

         B. Advances and readvances under the Credit Facility governed by the terms and conditions of (i) an Amended and Restated Financing and Security Agreement between SEAL and the Administrative Agent on behalf of the Lenders dated December 23, 1997 (the "Original Financing Agreement") as amended by the First Amendment to Amended and Restated Financing and Security Agreement dated December 30, 1998 (the "First Amendment to Financing Agreement"; collectively with the Original Financing Agreement, the "Existing Financing Agreement") and
(ii) an Amended and Restated Master Construction Loan Agreement between SEAL and the Administrative Agent on behalf of the Lenders dated December 23, 1997 (the "Original Construction Agreement") as amended by a First Amendment to Amended and Restated Master Construction Loan Agreement dated December 30, 1998 (the "First Amendment to Construction Agreement"; collectively with the Original Construction Agreement, the "Existing Construction Agreement").

         C. Pursuant to the terms of the First Note Amendment, the First Amendment to Financing Agreement and the First Amendment to Construction Agreement, Sunrise SEAL became a co-borrower with SEAL under the Original Credit Facility.

         D. From time to time during the term of the Original Credit Facility, each of the Additional Borrowers became a Guarantor Subsidiary and granted to the Administrative Agent on behalf of the Lenders a first lien Deed of Trust on an Eligible Project and certain other related collateral. The Original Borrowers and the Additional Borrowers have requested and the Lenders have agreed to make the Additional Borrowers co-borrowers under the Credit Facility, jointly and severally liable with the Original Borrowers under the Original Note and the other Financing Documents.

         E. The Borrowers have applied to the Lenders to increase the maximum principal sum of the Original Credit Facility to $400,000,000 or such greater amount as the Lenders may from time to time commit to lend pursuant to the Agency Agreement (such increased and modified credit facility being hereinafter referred to as the "Credit Facility" or the "Loan"). Advances or readvances of the Loan are to be made pursuant to the provisions of this Agreement.

         F. In connection with the increase of the maximum principal sum of the Credit Facility, the Borrowers have requested and the Lenders have agreed to permit certain other related entities to become co-borrowers under the Credit Facility from time to time under the terms and conditions set forth in this Agreement.

         G. Except as otherwise set forth herein, advances or readvances of the Loan may be made to the Borrowers for the general business purposes of the Borrowers, including, but not limited to, financing the construction or purchase of assisted living facilities or independent living facilities and the repayment of advances to the Borrowers previously made by SALI or its Affiliates.

         H. The Borrowers and the Lenders have agreed to amend and terms of repayment of the indebtedness evidenced by the Original Note pursuant to and the Loan is now evidenced by that certain Second Amended, Restated, Consolidated and Increased Master Promissory Note of even date herewith payable by the Borrowers to Administrative Agent on behalf of the Lenders (as amended, restated, renewed or substituted from time to time, the "Note").

         I. The Borrowers and the Lenders have agreed to consolidate the Existing Construction Agreement with the Existing Financing Agreement so that the terms and conditions governing advances or readvances of the Credit Facility shall be set forth in this Agreement.

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         J. The Lenders have agreed to make available the Credit Facility upon the conditions that this Agreement amending, restating and consolidating the Existing Financing Agreement and the Existing Construction Agreement be executed and delivered to the Administrative Agent.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Administrative Agent, on behalf of the Lenders, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1  Certain Defined Terms

         As used herein, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

         "Account", individually, and "Accounts", collectively, mean with respect to any and all Facilities, all presently existing or hereafter acquired or created accounts, accounts receivable, contract rights, notes, drafts, instruments, acceptances, chattel paper, leases and writings evidencing a monetary obligation or a security interest in or a lease of goods, all rights to receive the payment of money or other consideration under present or future contracts arising out of or relating to any and all Facilities (including, without limitation, all rights to receive the payment of money or other consideration from, or on behalf of, any private pay patient), or by virtue of services rendered, loans and advances made or other considerations given, by or set forth in, or arising out of, any present or future chattel paper, note, draft, lease, acceptance, writing, bond, insurance policy, instrument, document or general intangible, and all extensions and renewals of any thereof, all rights under or arising out of present or future contracts, agreements which gave rise to any or all of the foregoing, including all claims or causes of action now existing or hereafter arising in connection with or under any agreement or document or by operation of law or otherwise, all collateral security of any kind (including real property mortgages) given by any person with respect to any of the foregoing, including, without limitation, all rights to receive payment of money or other consideration from, or on behalf of, any private pay patient, all rights to receive payments under all Resident Agreements, and all third-party payor contracts (including Medicare and Medicaid to the extent permitted by Law), including, but not limited to, the Veterans Administration, Participation Agreements, and any and all depository accounts (other than resident trust accounts) into which the proceeds of all or any portion of such accounts may be now or hereafter deposited, and all proceeds (cash and non-cash) of the foregoing.

          "Account Debtor" means any Person who is obligated on a Receivable and "Account Debtors" mean all Persons who are obligated on the Receivables.

                                       3
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          "Act of Bankruptcy" means the filing of a petition in bankruptcy under the Bankruptcy Code or the other commencement of a proceeding under any other applicable law concerning insolvency, reorganization or bankruptcy, now or hereafter in effect.

         "Additional Borrower" shall have the meaning set forth in the definition of Joinder Agreement.

          "Adjusted EBITDA" shall have the meaning set forth in Section 8.14 Distributions to Partners hereof.

         "Administrative Agent" means Bank of America, N.A., d/b/a NationsBank, N.A., its successors and assigns.

          "Affiliate" means an entity in which SALI or another entity which SALI controls, holds an ownership interest equal to or greater than twenty-five percent (25%).

          "Agency Agreement" means that certain Second Amended and Restated Agency Agreement of even date herewith by and among the Administrative Agent and the other Lenders, as the same may be amended, restated or substituted from time to time.

           "Agreement" means this Second Amended and Restated Financing and Security Agreement and all amendments, extensions, restatements, substitutions and supplements hereto which may from time to time become effective in accordance with the provisions of Section 11.10 Modifications hereof.

         "Appraised Value" means the appraised value of a Facility as stabilized, as reviewed by the Administrative Agent.

         "Architect" means the architect named in the Architect's Contract, if any, and his or its successors and permitted assigns.

          "Architect's Contract" means the architect's agreement by and between any of the Borrowers, as owner, and the architect for the particular Facility, or any contract for architectural services relating to the development of the Land and/or the construction of the Improvements for all of the Facilities made by any of the Borrowers and an architect and approved in writing by the Administrative Agent, as the same may be amended from time to time with the prior written approval of the Administrative Agent.

         "Banking Day" means any day that is not a Saturday, Sunday or banking holiday in the Commonwealth of Virginia and a day on which banks are open for the transaction of business in U.S. Dollar deposits in London, England.

         "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. 101 et seq.

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

         "Borrowing Base" means at any time an amount equal to the lesser of
(a) the aggregate dollar amounts of the Deed of Trust Lien Amounts for each of the Eligible Projects or, in cases where an appraisal is obtained pursuant to
Section 7.28 Updated Appraisals hereof, the lesser of the Deed of Trust Lien Amount or 75% of the Appraised Value of such Eligible Project; or (b) the aggregate dollar amount equal to 80% of the Costs Incurred to Date for each Pool A Project, 60% of the Costs Incurred to Date for each Pool B Project, and 40% of the Costs Incurred to Date for each Pool C Project.

         "Borrowing Base Deficiency" shall have the meaning set forth in
Section 2.1 The Loan hereof.

         "Borrowing Base Report" shall have the meaning set forth in Section
2.1 The Loan hereof.

         "Chattel Paper" means a writing or writings which evidence both a monetary obligation and a security interest in or lease of specific goods; any returned, rejected or repossessed goods covered by any such writing or writings and all proceeds (in any form including, without limitation, accounts, contract rights, documents, chattel paper, instruments and general intangibles) of such returned, rejected or repossessed goods; and all proceeds (cash and non-cash) of the foregoing.

         "Collateral" means all of the Borrowers' Accounts, Equipment, General Intangibles, documents, Chattel Paper, Instruments and Inventory, all right, title and interest of the Borrowers in and to the Operating Agreements and Management Contracts (including, without limitation, the Management Agreement), Resident Agreements, Physician Contracts, Participation Agreements, the Licenses (whether or not designated with initial capital letters), and all other management contracts, operating agreements, service agreements and any other agreements pertaining to the Eligible Projects as that term is defined herein and in the Uniform Commercial Code as presently adopted and in effect in the Commonwealth of Virginia, and shall also cover, without limitation, (i) any and all property specifically included in those respective terms in this Agreement or in the Financing Documents, (ii) all right, title and interest of the Borrowers in and to Leases or subleases, rents, royalties, issues, profits, revenues, earnings, income or other benefits of the Property, or arising from the use or enjoyment of the Property, or from any lease or other use and occupancy agreement pertaining to the Property, (iii) all right, title and interest of the Borrowers under all construction, architectural and design contracts and plans and specifications, (iv) any and all property and/or collateral described in any of the Security Documents, including, without limitation, this Agreement, the Deeds of Trust [and the Pledge, Assignment and Security Agreement], (v) any and all bank accounts or other deposit accounts of the Borrowers wherever located, and (vi) all proceeds (cash and non-cash, including, without limitation, insurance proceeds), of the foregoing.

         "Collateral Assignments" means collectively the Amended and Restated Collateral Assignment of Licenses, Participation Agreements and Resident Agreements dated December 23,

1997 between the Borrowers and the Administrative Agent and the Amended and Restated Collateral Assignment of Operating Agreements and Management Contracts dated herewith among the Borrowers, the Management Company and the Administrative Agent each as amended and reconfirmed pursuant to the Confirmation of and Amendment to Security Documents of even date herewith.

         "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with any of the Borrowers within the meaning of Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended and the regulations promulgated or issued thereunder.

         "Completed Facility" means an Eligible Project which has met the conditions set forth in Section 4.3 Conditions Under Which an Eligible Project is a Completed Facility of this Agreement.

         "Completion Date" shall mean the date which is fifteen (15) months from the recordation of the Deed of Trust on such Facility or upon the issuance of an occupancy permit.

         "Construction Contract" or "Construction Contracts" shall mean individually or collectively the general contractor's agreements by and between any of the Borrowers as owner, and a general contractor for the development of any of the Land and/or the construction of any of the Improvements and approved in writing by the Administrative Agent, as the same may be amended from time to time pursuant to Section 8.19 Changes to Plans and Specifications hereof, or otherwise with the prior written approval of the Administrative Agent.

         "Costs Incurred to Date" means as to an Eligible Project actual costs expended by any of the Borrowers under a Total Development Budget and reported to the Administrative Agent through the requisition process as verified by the Administrative Agent pursuant to the provisions of this Agreement; provided, however, no cost overruns not otherwise covered by a contingency category in the Total Development Budget will be included in the definition of Costs Incurred to Date without the Administrative Agent's prior written consent.

         "Credit Facility" means the revolving line of credit in a maximum principal sum at any one time outstanding equal to the Credit Facility Committed Amount and the Letter of Credit Facility.

         "Credit Facility Closing" shall mean the date on which the documents evidencing and securing the Credit Facility as modified in connection herewith, are executed and delivered to the Administrative Agent.

         "Credit Facility Committed Amount" means $400,000,000 or such larger amount which the Lenders may from time to time severally commit to lend to the Borrowers pursuant to the terms of Agency Agreement and the Note.

         "Debt Service" means for any period of determination an amount equal to 80% of an Eligible Project's Costs Incurred to Date multiplied by a mortgage constant of 10%.

         "Deed of Trust" or "Deeds of Trust" means, individually or collectively, a Deed of Trust, Assignment and Security Agreement, a Mortgage, Assignment and Security Agreement, an Indemnity Deed of Trust, Assignment and Security Agreement or an Indemnity Mortgage, Assignment and Security Agreement or comparable security documents covering Property and securing the Obligations as the same may be from time to time amended, modified, restated or substituted.

         "Deed of Trust Lien Amount" means the dollar amount of the first priority Lien created by a Deed of Trust on any Borrower's fee simple interest in an Eligible Project or on any Borrower's leasehold interest in a Qualified Ground Lease, the lien amount being the lesser of (i) 75% of such Eligible Project's Appraised Value, or (ii) 80% of such Eligible Project's Total Development Budget.

         "Default" means, with respect to each Financing Document, a default which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

         "Development Fee" shall have the meaning set forth in Section 2.1 The Loan hereof.

         "EBITDA" means earnings before interest, federal and state income taxes, depreciation, amortization, but after an imputed Replacement Reserve and a Management Fee equal to the greater of 5% of gross revenues or the actual Management Fee paid to the Management Company.

         "EBITBAR" means EBITDA plus Rent Expense.

         "Eligible Project" means any location in the United States where (a) a Borrower proposes to construct or has constructed a Facility (unless the Lenders also authorize inclusion of one or more Facilities acquired by a Borrower); (b) the Administrative Agent has received and reviewed an as-built appraisal of the Facility and a Phase I Environmental Assessment of the Property found them acceptable; (c) using the services of a consulting engineer selected by the Administrative Agent, the Administrative Agent has received, reviewed and found to be acceptable the Plans and Specifications and the Total Development Budget for the proposed Facility; (d) the Administrative Agent has received a pro forma operating budget acceptable to the Administrative Agent;
(e) a first lien Deed of Trust has been recorded on the Property; (f) other documentation necessary to perfect a lien on the Collateral in favor of the Lenders has been executed and delivered to the Administrative Agent and recorded, if required; (g) a commitment for a mortgagee title insurance policy has been issued for the benefit of the Lenders and (h) construction has commenced or will commence within sixty (60) days and, once commenced, is being carried on in good faith with reasonable dispatch and is not abandoned or discontinued for a period of more than fifteen (15) consecutive days except for delays caused by Force Majeure.

Each acceptable pro forma operating budget provided pursuant to (d) must demonstrate that the Facility does or can satisfy the criteria for a Pool A Project.

         "Enforcement Costs" means all expenses, charges, costs and fees whatsoever (including, without limitation, attorney's fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Lenders in connection with (a) the collection or enforcement of any or all of the Obligations, (b) the preparation of or changes to this Agreement, the Note, the Security Documents and/or any of the other Financing Documents, (c) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, including, without limitation, those sums paid or advanced, and costs and expenses, more specifically described in Section 7.11 Defense of Title and Further Assurances, Section 7.25 Fees and Expenses; Indemnity, Section
10.4 Performance by Lenders and Section 11.7 Expenses, (d) the monitoring, administration, processing, servicing of any or all of the Obligations and/or the Collateral (e) post-judgment enforcement or collection actions, and (f) bankruptcy proceedings of any Borrower or the Guarantor.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Equipment" shall mean all equipment, machinery, furniture and fixtures and supplies of every nature, presently existing or hereafter acquired or created and wherever located, together with all accessions, additions, fittings, accessories, special tools, and improvements thereto and substitutions therefor and all parts and equipment which may be attached to or which are necessary for the operation and use of such personal property, whether or not the same shall be deemed to be affixed to real property, and all rights under or arising out of present or future contracts relating to the foregoing and all proceeds (cash and non-cash) of the foregoing.

         "Eurodollar Period" or "Eurodollar Periods" shall have the meaning set forth in the Note.

         "Eurodollar Rate" means, for any advance under the Loan for any Eurodollar Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London Time) two Banking Days prior to the first day of such Eurodollar Period for a term comparable to such Eurodollar Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any advance under the Loan for any Eurodollar Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London Time) two Banking Days prior to the first day of such Eurodollar Period for a term comparable to such Eurodollar Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

         "Event(s) of Default" shall mean the occurrence of any one or more of the events specified in ARTICLE IX of this Agreement or in the Deeds of Trust and the continuance of such event beyond the applicable grace and/or cure periods therefor, if any, set forth in ARTICLE IX.

         "Expense Payments" shall have the meaning set forth in Section 10.4 Performance by Lenders hereof.

         "Facility" and "Facilities" mean, individually or collectively, an assisted living facility or independent living facility owned by one of the Borrowers.

         "Financing Documents" means at any time collectively and includes this Agreement, the Note, the Deeds of Trust, the Guaranty Agreement, the Performance Guaranty, any Joinder Agreements, the Management Fee Subordination Agreements, the Security Documents, the Interest Rate Protection Documents, the Letter of Credit Documents and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by any of the Borrowers and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with any of the Obligations and/or in connection with this Agreement, the Note and/or any of the Security Documents, as the same may from time to time be amended, restated, supplemented or otherwise modified.

         "Fixed Charge Coverage Ratio" means starting after the issuance of an occupancy permit for any given Facility, such Facility shall maintain a ratio of EBITDA for the Facility to Debt Service for the Facility equal to not less than 0.6 to 1.0 as of the end of the second (2nd) full fiscal quarter, a ratio of 1.1 to 1.0 as of the end of the third (3rd) full fiscal quarter and a ratio of 1.25 to 1.0 as of the end of each of the fourth (4th) through sixth (6th) full fiscal quarters and thereafter measured as of the end of each full fiscal quarter on a rolling four-quarter basis.

         "Force Majeure" shall mean events occasioned by strikes, lock-outs, labor unrest war or civil disturbance, materials shortages, unavailability of materials, fire, natural disaster or acts of God which cause a delay in any Borrower's performance of an obligation; provided, however, that such Borrower must give Notice to the Administrative Agent within ten (10) days after such Borrower knew of or should have known of the occurrence of an event which it believes to constitute an event of Force Majeure.

         "Funded Debt" of the Guarantor, at any time means the sum at such time of (a) indebtedness for borrowed money, (b) any obligations in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of the Guarantor, (c) lease obligations which have been or should be, in accordance with GAAP, capitalized on the books of the Guarantor, (d) all liabilities secured by any property owned by the Guarantor to the extent attached to the Guarantor's interest in such property, even though the Guarantor has not assumed or become liable for the payment thereof, and in the case of the Guarantor (e) (i) amounts payable by the Guarantor under any terminated or defaulted interest rate protection products or which remain outstanding or (ii) take-out commitments (excluding a refinancing or a commitment of a third party) or purchase contracts including the deferred purchase price of property or services in each instance if the Guarantor does not control the incurring obligation, (f) (i) the amount of any guaranty of indebtedness for borrowed money or (ii) other debt owed by Persons other than the Guarantor which is in default and for which the creditor is pursuing payment by the Guarantor, (g) any obligation of the Guarantor or a Commonly Controlled Entity to a Multiemployer Plan and (h) other amounts considered to be debt by all of the following: the Administrative Agent, the Syndication Agent and the Documentation Agent in a dollar amount to be mutually agreed upon by the Administrative Agent and the Guarantor; but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by the Guarantor and for which adequate reserves are being provided on the books of the Guarantor in accordance with GAAP, all of the above whether recourse or non-recourse, secured or unsecured. For purposes of the definition of Material Adverse Change in this Agreement, the term "Guarantor" as used in this definition of Funded Debt shall be deemed to read "Person".

         "GAAP" shall mean generally accepted accounting principles in effect in the United States of America from time to time.

         "General Contractor" or "General Contractors" shall mean individually or collectively the general contractors named in the Construction Contracts and his or its respective successors and permitted assigns.

         "General Intangibles" shall mean any and all general intangibles of every nature, whether presently existing or hereafter acquired or created arising out of or relating to any or all of the Facilities, including without limitation all books, correspondence, credit files, records, computer programs, computer tapes, cards and other papers and documents in the possession or control of the Borrowers claims (including without limitation all claims for income tax and other refunds), choses in action, judgments, patents, patent licenses, trademarks (excluding the "Sunrise", "Dignity Home Care", "Respect Home Care" or "Karrington" trademark or tradename), trademark licenses (excluding any license to any of the Borrowers for the "Sunrise," "Reminiscence", "Dignity Home Care", "Respect Home Care" or "Karrington" trademarks or tradenames), licensing agreements, rights in intellectual property, goodwill, as that term is defined in accordance with GAAP (including all goodwill of the Borrowers' business symbolized by, and associated with, any and all trademarks, trademark licenses, copyrights and/or service marks), royalty payments, contractual rights, rights as lessee under any lease of real or personal property, literary rights, copyrights, service names, service marks, logos, trade secrets, all amounts received as an award in or settlement of a suit in damages, deposit accounts, interests in joint ventures or general or limited partnerships, all Licenses, construction permits, Operating Agreements and Management Contracts, Participation Agreements and Resident Agreements, and all proceeds (cash and non-cash) of the foregoing.

         "Governmental Authority or Authorities" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantor" means Sunrise Assisted Living, Inc., a Delaware corporation.

         "Guaranty Agreement" means the Second Amended and Restated Master Guaranty of Payment Agreement by SALI of even date herewith.

         "Hazardous Materials" means any flammable explosives, radioactive materials, hazardous waste, toxic substances or related materials, including, without limitation, asbestos, polychlorinated biphenyls, urea-formaldehyde, radon, and any substance defined as or included in the definition of (a) any "hazardous waste" as defined by the Resource Conservation Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any "toxic substance" as defined by the Toxic Substances Control Act, as amended from time to time, and regulations promulgated thereunder; (d) any hazardous or infectious medical waste including, but not limited to, cultures and stocks of infectious agents and associated biologicals, pathological wastes, human and animal blood specimens and blood products, anatomical materials, blood, blood-soiled articles, contaminated materials, microbiological laboratory wastes, sharps, chemical wastes, infectious wastes, chemotherapeutic wastes, and radioactive wastes; (e) any substance, the presence of which on any property now or hereafter owned, operated or acquired by any of the Borrowers is prohibited or regulated under any applicable Federal or state laws or regulations; and (f) any other substance, pollutant, contaminant, chemical, or industrial toxic hazardous substance or waste, including without limitation hazardous materials, which by law is prohibited or is otherwise regulated as a hazardous material.

         "Hazardous Materials Contamination" shall mean the contamination by, release or spill of (whether presently existing or occurring after the date of this Agreement), Hazardous Materials of or on any property owned, operated or controlled by any of the Borrowers, or for which any of the Borrowers, has responsibility, including, without limitation, improvements, facilities, soil, ground water, air or other elements on, or of, any property now or hereafter owned, operated or acquired by any of the Borrowers, and any other contamination by Hazardous Materials for which any of the Borrowers is, or is claimed to be, responsible.

         "Home Healthcare Provider" means any Affiliate of SALI or of the Sunrise Foundation which is licensed as a home health care provider in any state in which assistance with tasks of daily living provided to a person must be provided by a home healthcare provider licensed in such state.

         "Hydric Soils" shall mean any soil category upon which building would be prohibited or restricted under applicable governmental requirements (including, without limitation, those imposed by the U.S. Army Corps of Engineers based upon its guidelines as to, among other things, soil, vegetation and effect on the ecosystem).

         "Improvements" shall have the meaning given to that term in each Deed of Trust.

         "Inspecting Engineer" shall mean such person or firm as the Administrative Agent may from time to time appoint or designate for purposes related to the inspection of the progress of the development of any of the Land and the construction of any of the Improvements, conformity of construction with the applicable Plans and Specifications, and for such other purposes as the Administrative Agent may from time to time deem appropriate or as may be required by the terms of this Agreement.

         "Instruments" means any and all notes, notes receivable, drafts, acceptances, and similar instruments or documents, both now owned or hereafter created or acquired arising out of or relating to the Facility (or any part thereof).

         "Interest Rate Protection" means any or all of the interest rate protection agreements that have been or may from time to time be entered into between the Borrowers and the Administrative Agent or another Lender in connection with the Credit Facility.

         "Interest Rate Protection Documents" means the documents evidencing and governing the Interest Rate Protection at any time and from time to time.

         "Interest Reserve" shall have the meaning set forth in Section 2.1 The Loan (i) hereof.

         "Inventory" means any and all inventory of the Borrowers and all right, title and interest of the Borrowers in, and to, all of its now owned and hereafter acquired goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease arising out of or relating to any and all Facilities, including, without limitation, all supplies of any kind, nature or description which are used or consumed in the Borrowers' business and all documents of title or documents representing the same and all proceeds (cash and non-cash) and products of the foregoing.

         "Joinder Agreement" means a Joinder Agreement in the form attached hereto as EXHIBIT F executed by an additional Borrower (each an "Additional Borrower") to acknowledge its joinder as a party to this Agreement and a co-borrower jointly and severally liable for the Collateral Assignments and the Management Fee Subordination Agreements of the Obligations pursuant to and in connection with its delivery of a Deed of Trust.

         "Klaassens" means Paul J. Klaassen and Teresa M. Klaassen.

         "Land" shall mean the land described in the applicable Deed of Trust.

         "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any Governmental Authority or any court or similar entity established by any thereof.

         "Lease" has the meaning set forth in a Deed of Trust.

         "Lender Tax" means any present or future tax, levy, cost or charge of any nature imposed by any Governmental Authority, excluding taxes on or measured by the net income of any Lender imposed by any jurisdiction in which the principal or relevant lending office of such Lender is located.

         "Letter of Credit" and "Letters of Credit" shall have the meanings described in Section 2.6 The Letter of Credit Facility hereof.

         "Letter of Credit Agreement" means the collective reference to each letter of credit application and agreement substantially in the form of the Administrative Agent's or other applicable Lender's then standard form of application for letter of credit or such other form as may be approved by the Lender, executed and delivered by the Borrower in connection with the issuance of a Letter of Credit, as the same may from time to time be amended, restated, supplemented or modified and "Letter of Credit Agreements" means all of the foregoing in effect at any time and from time to time.

         "Letter of Credit Documents" means any and all drafts under or purporting to be under a Letter of Credit, any Letter of Credit Agreement, and any other instrument, document or agreement executed and/or delivered by the Borrower or any other Person under, pursuant to or in connection with a Letter of Credit or any Letter of Credit Agreement.

         "Letter of Credit Facility" means the facility established by the Lenders pursuant to Section 2.6 The Letter of Credit Facility of this Agreement.

         "Letter of Credit Fee" and "Letter of Credit Fees" have the meanings described in Section 2.6 The Letter of Credit Facility hereof.

         "Letter of Credit Obligations" means all Obligations of the Borrower with respect to the Letters of Credit and the Letter of Credit Agreements.

         "Licenses" means any and all licenses, certificates of need, operating permits, franchises, and other licenses, authorizations, certifications, permits, or approvals, other than construction permits, issued by, or on behalf of, any Governmental Authority now existing or at any time hereafter issued, with respect to the acquisition, construction, renovation, expansion, leasing, management, ownership and/or operation of any and all Facilities, accreditation of any Facility, and/or the participation or eligibility for participation in any third party payment or reimbursement programs to the extent any of the Borrowers are participating in such programs (but specifically excluding any and all Participation Agreements to the extent required by law), any and all operating licenses issued by any state Governmental Authority, any and all pharmaceutical licenses and other licenses related to the purchase, dispensing, storage, prescription or use of drugs, medications, and other "controlled substances," any and all licenses relating to the operation of food or beverage facilities or amenities, if any, and any and all certifications and eligibility for participation in Medicare, Medicaid, Blue Cross and/or Blue

Shield, or any of the Managed Care Plans, private insurer, employee assistance programs or other third party payment or reimbursement programs as the same may from time to time be amended, renewed, restated, reissued, restricted, supplemented or otherwise modified.

         "Lien" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgment, lien or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, consensual or non-consensual, including, without limitation, any conditional sale or other title retention agreement, filed or un-filed tax liens, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

         "Liquid Assets" means cash, cash equivalents and readily marketable securities for purposes of any covenant under the Financing Documents, Liquid Assets held by the Borrowers to satisfy the requirements of Section 8.14 Distributions to Partners or Members hereof shall be included.

         "Liquidation Costs" shall have the meaning set forth in Section 10.6 Uniform Commercial Code and Other Remedies hereof.

         "Loan" shall have the meaning set forth in Section 2.1 The Loan hereof.

         "Major Subcontractor" shall mean a subcontractor under a subcontract in an amount of $100,000 or more pertaining to any Facility.

         "Managed Care Plans" shall mean any health maintenance organization, preferred provider organization, individual practice association, competitive medical plan, or similar arrangement, entity, organization, or Person.

         "Management Agreement" shall mean any and all Management Agreements entered into or to be entered into by and between any of the Borrowers and the Management Company relating to the management of the Facilities, as the same may from time to time be amended, restated, supplemented or otherwise modified.

         "Management Company" means SALMI, its successors and assigns and any other Person which may become the manager of the Facilities.

         "Management Fees" shall have the meaning set forth in Section 7.19 Management.

         "Management Fee Subordination Agreement" shall have the meaning set forth in Section 7.19 Management hereof.

         "Material Adverse Change" means a significant adverse change in a Person's financial position or capacity including but not limited to significant adverse changes in (a) liquidity, (b) gross revenues, (c) total expenses, (d) such Person's net worth, or (e) ability to meet payment obligations under such Person's Funded Debt, the Obligations and/or contingent liabilities.

         "Material Lease" has the meaning set forth in a Deed of Trust.

         "Minimum Occupancy Requirement" means for an Eligible Project with 77 units or fewer, a minimum Resident Occupancy of (A) 50% by the sixth (6th) Operating Month, (B) 70% by the ninth (9th) Operating Month and (C) 85% by the twelfth (12th) Operating Month and thereafter and means for an Eligible Project with 78 units or more, a minimum Resident Occupancy of (A) 50% by the sixth
(6th) Operating Month, (B) 70% by the ninth (9th) Operating Month, (C) 80% by the twelfth (12th) Operating Month and (D) 85% by the fifteenth (15th) Operating Month and thereafter.

         "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in SECTION 4001(a)(3) of ERISA.

         "Net Operating Income" means total operating revenue less total operating expenses (excluding interest, federal and state income taxes, depreciation and amortization) but including a management fee to the Management Company of the higher of five percent (5%) of gross revenues or the actual management fee for the period in question as shown in financial information provided by the Borrowers.

         "Note" shall have the meaning set forth in Section 2.1 The Loan hereof.

         "Notice" shall mean a written communication delivered as specified in
Section 11.1 Notices hereof.

         "Obligations" means all present and future debts, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of the Borrowers to the Administrative Agent or any Lender under, arising pursuant to, in connection with and/or on account of the provisions of this Agreement, the Note, each Joinder Agreement, the Deeds of Trust, each Security Document, and any of the other Financing Documents, including, without limitation, the principal of, and interest on, the Note, late charges, Enforcement Costs, and other prepayment penalties (if any), Letter of Credit Fees or fees charged with respect to any guaranty of any Letter of Credit, any indebtedness to the Administrative Agent or other Lender or Lenders who make available the Interest Rate Protection arising out of such Interest Rate Protection pursuant to the Interest Rate Protection Documents, and also means all other present and future indebtedness, liabilities and obligations, whether now existing or contemplated or hereafter arising, of the Borrowers to the Lenders in connection with the Credit Facility of any nature whatsoever regardless of whether such debts, obligations and liabilities be direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent, and any and all renewals, extensions and rearrangements of any such debts, obligations and liabilities.

         "Operating Agreements and Management Contracts" means any and all contracts and agreements previously, now or at any time hereafter at any time entered into by any of the Borrowers with respect to the acquisition, construction or renovation of a significant nature, expansion, ownership, operation, maintenance, use or management of any or all of the Facilities or otherwise concerning the operations and business of any or all of the Facilities, including, without limitation, any and all service and maintenance contracts, any employment contracts, any and all management agreements, any and all consulting agreements, laboratory servicing agreements, pharmaceutical contracts, physician, other clinician or other professional services provider contracts, resident agreements, food and beverage service contracts, and other contracts for the operation and maintenance of, or provision of services to, a Facility, as the same may from time to time be amended, restated, supplemented, renewed, or modified.

         "Operating Month" means a full calendar month after the issuance of a certificate of occupancy for any Facility.

         "Operating Reserve" shall mean a reserve in an amount approved by the Administrative Agent included in each Total Development Budget to cover the costs of leasing up a Facility and initial operating deficits.

         "Outstanding Letter of Credit Obligations" has the meaning described in Section 2.6 The Letter of Credit Facility hereof.

         "Participation Agreements" means any and all third party payor participation or reimbursement agreements now or at any time hereafter existing for the benefit of any of the Borrowers relating to rights to payment or reimbursement from, and claims against, private insurers, Managed Care Plans, material employee assistance programs, Blue Cross and/or Blue Shield, federal, state and local Governmental Authorities, including without limitation, Medicare and Medicaid, and other third party payors, as the same may from time to time be amended, restated, extended, supplemented or modified.

         "Performance Guaranty" means, individually or collectively, that certain Amended and Restated Guaranty of Completion of even date herewith dated December 23, 1997 as modified and confirmed pursuant to a Confirmation of and Amendment to Master Guaranty of Performance of even date herewith executed by the Guarantor in favor of the Lenders and any Guaranty of Performance which may in the future be executed and delivered by the Guarantor in connection with any Facility Closing.

         "Permitted Liens" means: (a) Liens for Taxes which are not delinquent or which the Administrative Agent has determined in the exercise of its sole and absolute discretion (i) are being diligently contested in good faith and by appropriate proceedings, (ii) the applicable Borrower has the financial ability to pay, with all penalties and interest, at all times without materially and adversely affecting such Borrower, and (iii) are not, and will not be with appropriate filing, the giving of notice and/or the passage of time, entitled to priority over any Lien of the Lenders; (b) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance in the ordinary course of business; (c) Liens in favor of the Lenders pursuant to the Credit Facility or the Interest Rate Protection; (d) judgment Liens to the extent the entry of such judgment does not constitute an Event of Default under the terms of this Agreement or result in the sale of, or levy of execution on, any of the Collateral; (e) Liens approved by the Administrative Agent which have been created to secure permitted subordinated debt on a junior lien basis; and (f) such other Liens, if any, as are identified as Permitted Encumbrances as defined in the Deed of Trust.

         "Person" shall mean and include an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an unincorporated association, any Governmental Authority or any other entity.

         "Plans and Specifications" shall mean any and all plans and specifications prepared in connection with the development of the Land and/or the construction of the Improvements for any Eligible Project and which are approved in writing by the Administrative Agent, including but not limited to, the plans and specifications prepared by the Architect, a copy of which have been initialed by the applicable Borrower and the Administrative Agent for identification and delivered to the Administrative Agent.

         "Pledge, Assignment and Security Agreement" means the Amended and Restated Pledge Assignment and Security Agreement of even date herewith executed by the partners of the Borrower in favor of the Administrative Agent, pursuant to which such owners of the Borrower have pledged and assigned all of their respective partners' interests in the Borrower to the Lenders as additional security for the Credit Facility.

         "Pool A Project" means any Eligible Project for which, when the Borrowing Base is computed at the end of a reporting period, (a) either (i) construction has been on-going for not more than fifteen (15) months or (ii) it is a Completed Facility not later than fifteen (15) months after the date on which the applicable Deed of Trust was executed; or (b) after it is a Completed Facility, meets the Minimum Occupancy Requirement and Fixed Charge Coverage Ratio Requirement.

         "Pool B Project" means any Eligible Project which, when the Borrowing Base is computed at the end of any reporting period, does not meet the definition of a Pool A Project.

         "Pool C Project" means any Eligible Project which, when the Borrowing Base is computed at the end of two or more consecutive reporting periods, does not meet the definition of a Pool A Project.

         "Post Default Rate" means the interest rate on the Note in the absence of an Event of Default plus three percent (3%) per annum.

         "Primary Borrower" means SEAL or another Borrower or a Person designated as an attorney-in-fact for the Borrowers designated as such from time to time by the Borrowers by written notice to the Administrative Agent.

         "Property" shall mean collectively the "Property" as that term is defined in each of the Deeds of Trust.

         "Qualified Ground Lease" means (i) any lease (a) which is a direct ground lease (or indirect ground lease, so long as each ground lease in the chain of title meets the following criteria) granted by the fee owner of real property, (b) which may be transferred and/or assigned without the consent of the Lessor (or as to which the lease expressly provides that (i) such lease may be transferred and/or assigned with the consent of the lessor and (ii) such consent shall not be unreasonably withheld or delayed), (c) which has a remaining term (including any renewal terms exercisable at the sole option of the lessee) of at least 50 years, (d) under which no material default has occurred and is continuing, (e) with respect to which a security interest may be granted without the consent of the lessor, and (f) which contains lender protection provisions reasonably acceptable to the Administrative Agent including, without limitation, provisions to the effect that (A) the lessor shall notify the Administrative Agent of the occurrence of any default by the lessee under such lease and shall afford the Administrative Agent the right to cure such default, and (B) in the event that such lease is terminated, the Administrative Agent shall have the option to enter into a new lease having terms substantially identical to those contained in the terminated lease. Upon the submission to the Administrative Agent of a written request for approval of the lender protection provisions and other terms of a proposed Qualified Ground Lease, the Administrative Agent may waive any non-compliances with the foregoing which it considers in its reasonable judgment not to be material and adverse with respect to the eligibility of the Facility subject to the Qualified Ground Lease, and shall use its best efforts to accept or reject such proposal within five (5) Banking Days, and shall accept or reject such proposal within ten (10) Banking Days, in each case following receipt of such request.

         "Receivables" means all of the Borrowers' now or hereafter owned, acquired or created Accounts, Chattel Paper, Contract Rights, General Intangibles and Instruments, and all cash and noncash proceeds and products thereof.

         "Rent Expense" means the actual rent expense incurred by the Borrower, the Guarantor or any Affiliate as a tenant under leases with respect to any Facility.

         "Replacement Reserves" means $250 per year per bed in each Facility.

         "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

         "Requisition" or "Requisitions" shall have the meaning set forth in
Section 2.8 Requisitions Demonstrating Expenses hereof.

         "Resident Agreements" means any and all contracts, authorizations, agreements and/or consents executed by, or on behalf of any resident or other person seeking services from any Borrower pursuant to which such Borrower provides or furnishes health or assisted living care and related services at any and all of the Facilities, including the consent to treatment, assignment of payment of benefits by third party, as the same may from time to time be amended, restated, supplemented or modified.

         "Resident Occupancy" means the number of residents who are in occupancy at a Facility and paying fees pursuant to a resident agreement divided by the pro forma resident occupancy for such Facility as contained in the pro forma operating budget of an Eligible Facility.

         "Revolving Credit Expiration Date" means July 29, 2002 or any date to which it may be extended from time to time pursuant to the terms of Section 2.5 Extensions hereof.

         "Revolving Credit Termination Date" means the earlier of (a) the Revolving Credit Expiration Date, or (b) the date on which the Credit Facility is terminated pursuant to Section 10.5 Remedies on Default hereof or otherwise.

         "SALI" means Sunrise Assisted Living, Inc., a Delaware corporation.

         "SALII" means Sunrise Assisted Living Investments, Inc., a Virginia corporation.

         "SALMI" means Sunrise Assisted Living Management, Inc., a Virginia corporation, formerly known as Sunrise Terrace, Inc.

         "SDI" means Sunrise Development, Inc., a Virginia corporation.

         "Security Documents" shall mean, collectively, any assignment, including, without limitation, any Pledge, Assignment and Security Agreement, the Collateral Assignments and any assignment, pledge agreement, security agreement, mortgage, deed of trust (including the Deeds of Trust), leasehold mortgage, leasehold deed of trust, deed to secure debt, financing statement, initial transaction statement and any similar instrument, document or agreement under or pursuant to which a Lien is now or hereafter granted to, or for the benefit of, the Lenders on any collateral to secure the Obligations, as the same may from time to time be amended, restated, supplemented or otherwise modified.

         "Stabilized Facility" means an Eligible Project with a Resident Occupancy of at least 85% and a ratio of Net Operating Income to Debt Service of not less than 1.25 to 1.00 measured for two consecutive fiscal quarters.

         "Stored Materials" shall have the meaning set forth in Section 4.12 Stored Materials hereof.

         "Survey" shall mean a plat of the Land for any Facility which clearly designates at least (i) the location of the perimeter of such Land by courses and distances; (ii) the location of all easements, rights-of-way, alleys, streams, waters, paths and encroachments; (iii) the location of all building restriction lines and set-backs, however established; (iv) the location of any streets or roadways abutting such Land; and (v) the then "as-built" location of the Improvements located on such Land and the relation of such Improvements by courses and distances to the perimeter of such Land, building restriction lines and set-backs, all in conformity with the Minimum Standard Detail Requirements for Land Title Surveys adopted by the American Congress on Surveying and Mapping (1992 Edition).

         "Taxes" means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority on any of the Borrowers or any of their properties or assets or any part thereof or in respect of any of their franchises, businesses, income or profits.

         "Total Development Budget" means the development, construction and opening operating expense budget for an Eligible Project as reviewed and approved by the Administrative Agent.

         "Unused Commitment Amount" shall have the meaning set forth in Section
2.3 Fees hereof.

         "Unused Line Fee" shall have the meaning set forth in Section 2.3 Fees hereof.

         "Wholly Owned Subsidiary" or "Wholly Owned Subsidiaries" means one or more subsidiaries 100% owned by SALI or a Borrower or by any Wholly Owned Subsidiary of SALI or a Borrower which is or has been created for the sole purpose of acquiring or constructing and owning and operating a Facility which is included in the Borrowing Base.

         Section 1.2  Accounting Terms and Other Definitional Provisions

         Unless otherwise defined in this Agreement, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined in this Agreement, and accounting terms only partly defined in this Agreement, to the extent not defined, shall have the respective meanings given to them under GAAP. Unless otherwise defined in this Agreement, all terms used in this Agreement which are defined by the Virginia Uniform Commercial Code shall have the same meanings as assigned to them by the Virginia Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, Section, subsection, schedule and exhibit references are references to sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used in this Agreement, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to any one or more of the Financing Documents and any of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

                                   ARTICLE II

                                    BORROWING

         Section 2.1  The Loan

                  (a) The Lenders agree to lend to the Borrowers pursuant to the terms and conditions of this Agreement, and the Borrowers, jointly and severally, agree to borrow on a revolving basis from the Lenders from time to time the principal amount (the "Loan") not to exceed at any time outstanding the lesser of (i) the Credit Facility Committed Amount, or (ii) the Borrowing Base minus the aggregate face amount of all Letters of Credit outstanding.

                  (b) The obligation of the Borrowers to repay the Loan shall be evidenced by the Second Amended, Restated, Consolidated and Increased Master Note of even date herewith (as amended, restated, substituted, extended, renewed and otherwise modified from time to time, the "Note") payable to the Administrative Agent in the form attached hereto as EXHIBIT A. The Note shall bear interest and shall be repaid by the Borrowers in the manner and at the times set forth in the Note.

                  (c) The conditions precedent for making an advance under the Loan shall be as set forth in this Agreement. Sums borrowed and repaid may be readvanced under the terms and conditions of this Agreement. Advances shall be made by the Lenders on a pro rata basis based on their pro rata shares of the Credit Facility Committed Amount.

                  (d) No advances may be made or be outstanding under the Credit Facility and no Letters of Credit may be issued until and during such times as there are at least eight (8) Eligible Projects in the Borrowing Base of which 83% must be Pool A Projects. The Administrative Agent will prepare a Borrowing Base Report (each a "Borrowing Base Report") in the form attached hereto as EXHIBIT B which must be certified by the Borrowers listing for each of the Eligible Projects (i) the applicable Deed of Trust Lien Amount, (ii) the Costs Incurred to Date, and (iii) its status as of the most recent reporting date as a Pool A, Pool B or Pool C Project within forty-five (45) days after the end of each of the Borrowers' fiscal quarters. The Borrowing Base Report will be based on the outcome of the requisition procedures hereinafter described, appraisals obtained by the Administrative Agent and other information on the Eligible Projects provided by the Borrowers or obtained by the Administrative Agent. The Borrowing Base shall be computed based on the Borrowing Base Report most recently prepared by the Administrative Agent. In the event the Borrowers shall fail to furnish other current reports or information as reasonably required by the Administrative Agent pursuant to the Financing Documents, or in the event the Administrative Agent believes that a Borrowing Base Report is no longer accurate, the Administrative Agent may, in its reasonable discretion exercised from time to time and without limiting its other rights and remedies under the Financing Documents, upon notice to the Borrowers and the expiration of a cure period of five (5) Banking Days, designate any Eligible Project as a Pool C Project or suspend the making of or limit advances under the Loan. The Borrowing Base shall be subject to reduction as a result of the following events: (i) the release of an Eligible Project from the lien of the applicable Deed of Trust, (ii) by the change of any Eligible Project's status as a Pool A or B Project to a Pool B or C Project respectively as determined by the Administrative Agent quarterly, or (iii) the change in appraised value of an Eligible Project pursuant to Section 7.28 Updated Appraisals. The Borrowing Base shall be subject to increase as a result of the following events: (i) addition of Eligible Projects, (ii) increase in the Costs Incurred to Date as determined by the Administrative Agent quarterly, or (iii) the change of an Eligible Project's status as a Pool B or C Project to a Pool A as determined by the Administrative Agent quarterly. The Borrowers may request and the Requisite Lenders (as defined in the Agency Agreement) may in their sole discretion agree to include as an Eligible Project a completed Facility which a Borrower has acquired which meets the conditions precedent to including a completed Facility as an Eligible Project.

                  (e) The Borrowers shall furnish to the Administrative Agent such schedules, certificates, lists, records, reports, information and documents as required by the Administrative Agent from time to time so that the Administrative Agent may, in its reasonable discretion, determine the Borrowing Base.

                  (f) If at any time the aggregate principal amount of the Loan outstanding and the Outstanding Letter of Credit Obligations exceeds the Borrowing Base, a borrowing base deficiency ("Borrowing Base Deficiency") shall exist. Each time a Borrowing Base Deficiency exists, the Borrowers shall within three (3) Banking Days of notice thereof from the Administrative Agent either pay the amount and/or add Eligible Projects to increase the Borrowing Base to an amount which is at least equal to the aggregate principal amount outstanding under the Loan and the Outstanding Letter of Credit Obligations.

                  (g) The current Borrowing Base Report is attached hereto as EXHIBIT C.

                  (h) As of the date hereof the Borrower has designated and the Lenders have accepted certain Facilities into the Borrowing Base as Eligible Projects. This Agreement shall govern the procedures for verification by the Administrative Agent of Costs Incurred to Date on each Eligible Project. This Agreement shall also govern the terms, conditions and procedures under which Eligible Projects may be added to the Borrowing Base.

                  (i) The Borrower will give notice to the Administrative Agent in writing in advance of its intention to add a particular Facility as an Eligible Project under the Credit Facility. Each Total Development Budget for an Eligible Project shall include an interest reserve (the "Interest Reserve"), and Operating Reserve, a hard cost contingency reserve of not less than five percent (5%) of the total budgeted construction costs and a development fee payable to SDI (the "Development Fee") and shall demonstrate to the Agent's satisfaction in its sole discretion that the Eligible Project will be designated as a Pool A Project.

         Section 2.2  Procedure for Advances

                  (a) The Administrative Agent will make advances from time to time upon receipt of written request from the Borrowers in the form designated by the Administrative Agent, provided that after giving effect to the Borrowers' request, the outstanding principal balance of the Loan would not exceed the lesser of the Credit Facility Committed Amount or the Borrowing Base minus the aggregate face amounts of all Letters of Credit outstanding. Each advance under the Loan shall be in an amount of not less than $1,000,000, and in increments of $250,000 in excess thereof. Advances or the renewal of a Eurodollar Period shall be requested by the Borrowers orally or in writing by 10:00 A.M. (Baltimore time) three (3) Banking Days prior to the Banking Day on which the funds will be advanced. The Borrowers shall advise the Administrative Agent at the time of such notice which Eurodollar Period they are selecting. The Administrative Agent shall have no obligation to make any advance if at the time such advance is requested and/or is proposed to be funded, there exists an Event of Default or an event which upon notice or lapse of time or both would constitute an Event of Default under the Financing Documents. If the Borrowers fail to advise the Administrative Agent three (3) Banking Days in advance of the expiration of a Eurodollar Period of its intention to either pay off such portion of the Loan or renew the applicable Eurodollar Period, it shall be assumed by the Administrative Agent that the Eurodollar Period is to be renewed.

                  (b) In addition, if the Administrative Agent has reason to believe a Default or an Event of Default has occurred, the Borrowers hereby irrevocably authorize the Lenders to make advances of the Loan at any time and from time to time, without further request from or notice to the Borrowers, which the Lenders, in their sole and absolute discretion, deem necessary or appropriate to protect the Lenders' interests under this Agreement or otherwise, including, without limitation, advances of the Loan made to cover interest on the Loan, fees, and/or Enforcement Costs, prior to, on, or after the termination of this Agreement, regardless of whether the aggregate amount of the advances of the Loan which the Lenders may make hereunder exceeds the Credit Facility Committed Amount. The Lenders shall have no obligation whatsoever to make any advance under this subsection and the making of one or more advances under this subsection shall not obligate the Lenders to make other similar advances. Any such advances will be evidenced by the Note secured by the Collateral and the Deeds of Trust.

         Section 2.3  Fees

         The Borrowers shall pay to the Administrative Agent the following fees:

                   (a) Unused Line Fee. The Borrowers shall pay to the Administrative Agent for the benefit of the Lenders beginning on the date set forth below a quarterly revolving credit facility fee (the "Unused Line Fee") in an amount equal to twenty-five (25) basis points per annum of the average undisbursed portion of the "Unused Commitment Amount" for the applicable quarter specified in the right-hand column below. The accrued and unpaid portion of the Unused Line Fee shall be paid by the Borrower to the Administrative Agent as of the Credit Facility Closing Date and on the first day of each fiscal quarter commencing October, 1999 and on the Revolving Credit Termination Date. For purposes hereof "Average Outstandings" shall mean the average daily principal under the Note plus the average daily principal amount of the aggregate face amounts of the Letters of Credit for the quarter then ended.


         Period                                                        Unused Commitment Amount
         ------                                                        ------------------------
 Quarter ending 6/30/1999                                              $180,000,000 less the Average Outstandings

 Quarter ending 9/30/1999                                              $250,000,000 less the Average Outstandings

 Quarter ending 12/31/1999                                             $250,000,000 less the Average Outstandings

 Quarter ending 3/31/2000                                              $300,000,000 less the Average Outstandings

Quarter ending 6/30/2000                                               $350,000,000 less the Average Oustandings

Quarter ending 9/30/2000                                               and Credit Facility Committed
each fiscal quarter there-                                             Amount less the Average
after                                                                  Outstandings


                  (b) Appraisal Fees. Upon the receipt of an appraiser's invoice from the Administrative Agent, the Borrowers shall pay the fee of the appraiser for an Eligible Project.

                  (c) Extension Fee. In the event the Revolving Credit Expiration Date of the Credit Facility is extended for a twelve-month period pursuant to the terms of Section 2.5 Extensions

         Section 2.4  Interest Rate Matters

                  (a) Lender Tax Adjustment. Each payment made by the Borrowers under the Note shall either (i) be exempt from, and be made without reduction by reason of, any Lender Tax or (ii) to the extent that any such payment shall be subject to any Lender Tax, be accompanied by an additional payment by the Borrowers of such amount as may be necessary so that the net amount received by each Lender (after deducting all applicable Taxes) is the same as such Lender would have received had such payment not been subject to such Lender Tax. Upon any payment of Lender Tax by the Borrowers, the Borrowers shall promptly (and in any event within 30 days) furnish to the Administrative Agent and applicable Lender such tax receipts, certificates an other evidence of such payment as the Borrowers may have or the Administrative Agent or the applicable Lender may reasonably request.

                  (b) Inability to Determine Eurodollar Rate. In the event that the Administrative Agent determines (which determination shall be conclusive absent manifest error) that, by reason of circumstances affecting the London interbank market, quotation of Eurodollar Rates for any portion of the Note are not being provided in the relevant amounts or for the relevant maturities for the purpose of determining a Eurodollar Rate for any portion of the principal sum, the Administrative Agent will give notice of such determination to the Borrowers and each Lender at least one day prior to the date of an advance or any subsequent Eurodollar Period for the Loan. If any such notice is given, no Lender shall have any obligation to make any advance or maintain any principal sum outstanding at a Eurodollar Rate. Until the earlier of the date any such notice has been withdrawn by the Administrative Agent or the date when the Lenders and the Borrowers have mutually agreed upon an alternate method of determining the rates of interest payable on the Loan, as the case may be, the Borrowers shall not have the right to have additional advances or maintain any portion of the Credit Facility at a Eurodollar Rate, whereupon the Lenders and the Borrowers shall mutually agree upon an alternate method of determining the rates of interest payable on the Loan or such Lender's portion of the principal outstanding under all the Note shall be immediately due and payable.

                  (c) Illegality. Notwithstanding any other provision of the Financing Documents to the contrary, in the event that it shall become unlawful for any Lender to obtain funds in the London interbank market or for such Lender to maintain the Loan at the Eurodollar Rate, then, by written notice to the Borrowers and to the Administrative Agent, such Lender may declare that advances will not thereafter be made or the Loan maintained by such Lender hereunder at the Eurodollar Rate, whereupon the Lenders and the Borrowers shall mutually agree upon an alternate method of determining the rates of interest payable on the Loan or such Lender's portion of the principal outstanding under the Note shall be immediately due and payable.

                  (d)      Increased Costs and Reduced Return.

                           (i) If any event shall occur (whether in the form of
                  a reserve requirement (not included in the definition of the Eurodollar Rate), exchange control regulations, governmental charges, compliance with any guideline or request from any central bank or other Governmental Authority, changes in the London interbank market or the position of any Lender in such market or otherwise) and the result of any such event is, in such Lender's reasonable judgment, to increase the costs which such Lender determines are attributable to its making or maintaining the Loan at the Eurodollar Rate in excess of those costs already in effect as of July 1, 1999, or its obligation to make available the Loan at the Eurodollar
                  Rate or to reduce the amount of any sum received or receivable by such Lender under the Note, then, within ten
                  (10) days after demand by such Lender, Borrowers hereby agree to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

                           (ii) In addition to any amounts payable pursuant to
                  Section (i), if any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards," or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any court or any central bank or other Governmental Authority, charged with the enforcement or interpretation or administration thereof, or compliance by such Lender (or any lending office of such Lender) or such Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of its making or maintaining the Loan or its incurring any obligations under this Agreement to a level below that which such Lender or such Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then, upon demand by such Lender, the Borrowers hereby agree to pay to such Lender from time to time such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

                  (e) Notice of Amounts Payable to Lenders. If any Lender shall seek payment of any amounts from Borrowers pursuant to this Section or under Section 2.4 Interest Rate Matters, it shall notify the Borrowers and the Administrative Agent of the amount payable by the Borrowers to such Lender hereunder. A certificate of such Lender seeking payment setting forth in reasonable detail the factual basis for and the computation of the amount specified, shall be conclusive and binding on all parties for all purposes, absent manifest error, as to the amounts owned. The Borrowers' obligations under this Section shall survive the termination of this Agreement and the repayment of the Obligations.

                  (f) Change in Basis Point Spread. Any change in the basis point margin added to the Eurodollar Rate based on a change in the rating pursuant to the terms of the Note shall take effect one (1) Banking Day following notice by the Administrative Agent to the Lenders of such rate change.

         Section 2.5  Extensions

         At any time not later than thirty (30) days nor earlier than one hundred twenty (120) days prior to the Revolving Credit Expiration Date or any anniversary of the Facility Closing, the Borrowers may request that the Administrative Agent and the Lenders, in their sole discretion, may agree to extend the Revolving Credit Expiration Date one or more times for a period of twelve (12) months each.

         Section 2.6  The Letter of Credit Facility

                  (a) Letters of Credit. Subject to and upon the provisions of this Agreement, and as a part of the Credit Facility Committed Amount, the Borrower may, upon the prior approval of the Administrative Agent, obtain standby letters of credit (as the same may from time to time be amended, supplemented or otherwise modified, each a "Letter of Credit" and collectively the "Letters of Credit") from any Lender selected by the Borrowers from time to time until the Banking Day preceding the Revolving Credit Termination Date.
Each Letter of Credit shall be issued for a business purpose of any Borrower, SALI or any Affiliate, provided that one or more Borrowers is a co-obligor with SALI or any Affiliate for the Obligations arising under such Letter of Credit and executes the applicable Letter of Credit Application to evidence such liability. The Borrower will not be entitled to obtain a Letter of Credit hereunder unless (a) after giving effect to the request, the outstanding principal balance of the Loan and of the Letter of Credit Obligations would not exceed the lesser of (i) the Credit Facility Amount, or (ii) the most current Borrowing Base and (b) the sum of the aggregate face amount of the then outstanding Letters of Credit (including the face amount of the requested
Letter of Credit) does not exceed Ten Million Dollars ($10,000,000).

                  (b) Letter of Credit Fees. Prior to or simultaneously with the opening of each Letter of Credit, the Borrower shall pay to the Administrative Agent or the other issuing Lender for the benefit of all the Lenders, a letter of credit fee (each a "Letter of Credit Fee" and collectively the "Letter of Credit Fees") in an amount equal to eighty (80) basis points per annum of the amount of the Letter of Credit and a facing fee of 1/8th of 1% of the amount of the Letter of Credit for the benefit of the issuing Lender only. The Letter of Credit Fee but not the facing fee will be pro-rated if the initial term of a Letter of Credit is less than twelve (12) months. Such Letter of Credit Fees shall be paid upon the opening of the Letter of Credit and upon each anniversary thereof, if any. In addition, the Borrower shall pay to the Lender any and all additional issuance, negotiation, processing, transfer or other fees to the extent and as and when required by the provisions of any Letter of Credit Agreement; such additional fees are included in and a part of the "Fees" payable by the Borrower under the provisions of this Agreement.

                  (c) Terms of Letters of Credit. Each Letter of Credit shall (a) be opened pursuant to a Letter of Credit Agreement, and (b) expire on a date not later than the Banking Day preceding the Revolving Credit Expiration Date; provided, however, if any Letter of Credit does have an expiration date later than the Banking Day preceding the Revolving Credit Termination Date, as of the Banking Day preceding the Revolving Credit Termination Date an advance of the Loan shall be made by the Lender in the face amount of such Letter of Credit (or Letters of Credit) and the proceeds thereof shall be deposited in an account titled in the name of the Administrative Agent as trustee for the Borrower. The proceeds of the trustee account referred to in the immediately preceding sentence shall be held as collateral for the Letter of Credit (or Letters of Credit) and in the event of a draw under the Letter of Credit (or Letters of Credit), used to pay any such draw. The aggregate face amount of all Letters of Credit at any one time outstanding and issued by the Administrative Agent or any other Lender pursuant to the provisions of this Agreement, plus the amount of any unpaid Letter of Credit Fees accrued or scheduled to accrue thereon, and less the aggregate amount of all drafts issued under or purporting to have been issued under such Letters of Credit that have been paid by the Administrative Agent or any other Lender, is herein called the "Outstanding Letter of Credit Obligations".

                  (d) Procedure for Letters of Credit. The Borrower shall give the Administrative Agent written notice at least two (2) Banking Days prior to the date on which a Letter of Credit is requested to be opened of their request for a Letter of Credit. Such notice shall specify if a Lender other than the Administrative Agent is requested to be the issuing bank for such Letter of Credit shall be accompanied by a duly executed and delivered Letter of Credit Agreement. Upon receipt of the Letter of Credit Agreement and the Letter of Credit Fee, the Administrative Agent or other issuing Lender shall process such Letter of Credit Agreement in accordance with its customary procedures and open such Letter of Credit on the Banking Day specified in such notice.

         Section 2.7  Permitted Costs

         Advances under the Borrowing Base shall be made available by the Lenders pursuant to a Borrowing Base Report issued quarterly by the Administrative Agent or more frequently in the Administrative Agent's discretion and certified by the Borrowers in accordance with the terms of this Agreement. That portion of the Borrowing Base composed of Costs Incurred to Date shall be related to expenditures for each Eligible Facility described in the applicable Total Development Budget. Each Total Development Budget may include the cost of (i) the acquisition by the Borrowers of the Land which is the site of such Facility, (ii) the construction on the Premises of a Facility containing residential units and common facilities (iii) marketing, staffing and similar pre-opening expenses and (iv) an Operating Reserve. Unless otherwise agreed to by the Administrative Agent and to the extent specifically permitted by the Administrative Agent, the process of verification of Requisitions shall confirm the payment by any of the Borrowers of the following costs and expenses related to the development of the Premises and the construction of the Improvements and no others may be included in a Total Development Budget: (i) the payment of interest when due without further authorization or consent of the Borrowers; (ii) the actual cost of the Land and all labor, services, materials, supervision, construction fees and the like reasonably incurred by any of the Borrowers in connection with the construction upon the Land of the Improvements in accordance with the Plans and Specifications; (iii) for the actual cost of pre-opening expenses, marketing expenses and operations of the Facility to the extent of operating deficits;
(iv) for the actual cost of commitment fees, extension fees, appraisal fees, closing or settlement costs, fees of attorneys, engineers, architects and accountants, insurance and bond premiums, ad valorem real estate taxes and other costs directly related to the development of the Land and the construction, marketing, initial start-up operating of the Improvements and (v) for the development fee payable to SDI (the "Development Fee") and other pre-opening fees.

         Section 2.8  Requisitions Demonstrating Expenses

         Verification of the Borrowers' Costs Incurred to Date will be administered by the Administrative Agent's Real Estate Loan Administration Group. Requisitions for each Eligible

Project shall be submitted by the Borrowers from time to time setting forth costs incurred by the Borrowers shall be in the form approved by the Administrative Agent (each a "Requisition" collectively, the "Requisitions") signed by James S. Pope, Larry Hulse, Christopher Slavin, Thomas B. Newell or David W. Faeder on behalf of the Borrowers and approved by the Architect, showing the percentage of completion and setting forth in trade breakdown form and in such detail as may be required by the Administrative Agent the amounts expended and/or costs incurred for work done and necessary materials incorporated in the Improvements. The Requisition shall also show the percentage of completion of each line item on the applicable Borrower's cost breakdown approved by the Administrative Agent. The Borrowers shall submit with each Requisition a statement that the work completed to the date of such Requisition is of quality consistent with the applicable Plans and Specifications. In addition, at the time of delivery of each Requisition by the Borrowers, the Borrowers shall furnish to the Administrative Agent such additional information (such as paid receipts, invoices, statements of accounts, etc.) as the Administrative Agent may reasonably require to assure that amounts shown in the Requisition have been paid by the Borrowers. Requisitions verified by the Real Estate Loan Administration Group during the course of a fiscal quarter will be included in the calculation of the next Borrowing Base Report.

         Section 2.9    Co-Borrower Obligations

         Each Person included in the term "Borrowers", including each Additional Borrower, hereby covenants and agrees with the Administrative Agent on behalf of the Lendersas follows:

                  (a) The Obligations include all present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of any one or more of the Additional Borrowers or the Existing Borrowers in connection with the Loan.

                  (b) Reference in this Agreement and the other Financing Documents to the "Borrowers" or otherwise with respect to any one or more of the Persons now or hereafter included in the definition of "Borrowers" shall mean each and every such Person and any one or more of such Persons, jointly and severally, unless the context requires otherwise.

                  (c) For administrative convenience, each Person included in the term "Borrowers" hereby irrevocably appoints the Primary Borrower as the Borrower's attorney-in-fact, with power of substitution (with the prior written consent of the Administrative Agent in the exercise of its sole and absolute discretion), in the name of the Primary Borrower or in the name of the Borrower or otherwise to take any and all actions with respect to this Agreement, the other Financing Documents, the Obligations and/or the Collateral (including, without limitation, the proceeds thereof) as the Primary Borrower may so elect from time to time, including, without limitation, actions to (i) request advances under the Loan, and direct the Administrative Agent to disburse or credit the proceeds of any advance under the Loan directly to an account of the Primary Borrower, any one or more of such Persons or otherwise, which direction shall evidence the making of such advance and shall constitute the acknowledgment by each such Person of the receipt of the proceeds of the Loan,
(ii) enter into, execute, deliver, amend, modify, restate, substitute, extend and/or renew this Agreement, any Additional Borrower Joinder Supplement, any other Financing Documents, security agreements, mortgages, deposit account agreements, instruments, certificates, waivers, letter of credit applications, releases, documents and agreements from time to time, and (iii) endorse any check or other item of payment in the name of such Person or in the name of the Primary Borrower. The foregoing appointment is coupled with an interest, cannot be revoked without the prior written consent of the Administrative Agent, and may be exercised from time to time through the Primary Borrower's duly authorized officer, officers or other Person or Persons designated by the Primary Borrower to act from time to time on behalf of the Primary Borrower.

                  (d) Each Person included in the term "Borrowers" hereby irrevocably authorizes the Administrative Agent to make advances to any one or more or to all of such Persons, pursuant to the provisions of this Agreement upon the written, oral or telephonic request any one or more of the Persons who is from time to time a Responsible Officer of a Borrower under the provisions of the most recent certificate of corporate resolutions and/or incumbency of the Person included in the term "Borrowers" on file with the Administrative Agent and also upon the written, oral or telephone request of any one of Responsible Officer.

                  (e) The Administrative Agent assumes no responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Administrative Agent and any one or more of the Persons included in the term "Borrowers", any advance under the Loan or any other transaction in connection with the provisions of this Agreement except those resulting from the Administrative Agent's gross negligence or willful misconduct.

         Section 2.10  Agreement Among Borrowers

         Without implying any limitation on the joint and several nature of the Obligations, the Administrative Agent agrees that, notwithstanding any other provision of this Agreement, the Persons included in the term "Borrowers" may create reasonable inter-company indebtedness between or among the Persons included in the term "Borrowers" with respect to the allocation of the benefits and proceeds of the advances under this Agreement. The Persons included in the term "Borrowers" agree among themselves, and the Administrative Agent consents to that agreement, that each such Person shall have rights of contribution from all of the such Persons to the extent such Person incurs Obligations in excess of the proceeds of the Loans received by, or allocated to purposes for the direct benefit of, such Person. All such indebtedness and rights shall be, and are hereby agreed by the Persons included in the term "Borrowers" to be, subordinate in priority and payment to the indefeasible repayment in full in cash of the Obligations, and, unless the Administrative Agent agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been indefeasibly paid in full in cash. Each Person included in the term "Borrowers" agrees that all of such inter-company indebtedness and rights of contribution are part of the Collateral and secure the Obligations. Each Person included in the term "Borrowers" hereby waives all rights of counterclaim, recoupment and offset between or among themselves arising on account of that indebtedness and otherwise. Unless otherwise consented to in writing by the Administrative Agent, no Person included in the term "Borrowers" shall evidence the inter-company indebtedness or rights of contribution by note or other instrument, and shall not secure such indebtedness or rights of contribution with any Lien or security.

         Section 2.11  Benefits to Borrowers

         Each Person included in the term "Borrowers" hereby represents and warrants to the Administrative Agent that each of them will derive benefits, directly and indirectly, from each advance under the Loan, both in their separate capacity and as a member of the integrated group to which each such Person belongs and because the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole, because (i) the terms of the consolidated financing provided under this Agreement are more favorable than would otherwise be obtainable by such Persons individually, and (ii) the additional administrative and other costs and reduced flexibility associated with individual financing arrangements which would otherwise be required if obtainable would substantially reduce the value to such Persons of the financing.

         Section 2.12  Guaranty

                  (a) Each Person included in the term "Borrowers" hereby unconditionally and irrevocably, guarantees to the Administrative Agent:

                           (i) the due and punctual payment in full (and not
                  merely the collectibility) by the other Persons included in the term "Borrowers" of the Obligations, including unpaid and accrued interest thereon, in each case when due and payable, all according to the terms of this Agreement, the Note and the other Financing Documents;

                           (ii) the due and punctual payment in full (and not
                  merely the collectibility) by the other Persons included in the term "Borrowers" of all other sums and charges which may at any time be due and payable in accordance with this Agreement, the Note or any of the other Financing Documents;

                           (iii) the due and punctual performance by the other
                  Persons included in the term "Borrowers" of all of the other terms, covenants and conditions contained in the Financing Documents; and

                           (iv) all the other Obligations of the other Persons
                  included in the term "Borrowers".

                  (b) The obligations and liabilities of each Person included in the term "Borrowers" as a guarantor under this Section shall be absolute and unconditional and joint and several, irrespective of the genuineness, validity, priority, regularity or enforceability of this Agreement, the Note or any of the Financing Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. Each Person included in the term "Borrowers" in its capacity as a guarantor expressly agrees that the Administrative Agent may, in its sole and absolute discretion, without notice to or further assent of such

Borrower and without in any way releasing, affecting or in any way impairing the joint and several obligations and liabilities of such Person as a guarantor hereunder:

                           (i) waive compliance with, or any defaults under, or
                  grant any other indulgences under or with respect to any of the Financing Documents;

                           (ii) modify, amend, change or terminate any provisions of any of the Financing Documents;

                           (iii) grant extensions or renewals of or with
                  respect to this Agreement, the Note or any of the other Financing Documents;

                           (iv) effect any release, subordination, compromise
                  or settlement in connection with this Agreement, the Note or any of the other Financing Documents;

                           (v) agree to the substitution, exchange, release or
                  other disposition of the Collateral or any part thereof, or any other collateral for the Loan or to the subordination of any lien or security interest therein;

                           (vi) make advances for the purpose of performing any
                  term, provision or covenant contained in this Agreement, the Note or any of the other Financing Documents with respect to which the Borrower shall then be in default;

                           (vii) make future advances pursuant to this
                  Agreement or any of the other Financing Documents;

                           (viii) assign, pledge, hypothecate or otherwise
                  transfer, the Obligations, the Note, any of the other Financing Documents or any interest therein, all as and to the extent permitted by the provisions of this Agreement;

                           (ix) deal in all respects with the other Persons
                  included in the term "Borrowers" as if this Section were not in effect;

                           (x) effect any release, compromise or settlement
                  with any of the other Persons included in the term "Borrowers", whether in their capacity as a Borrower or as a guarantor under this Section or any other guarantor; and

                           (xi) provide debtor-in-possession financing or allow
                  use of cash collateral in proceedings under the Bankruptcy Code, it being expressly agreed by all Persons included in the term "Borrowers" that any such financing and/or use would be part of the Obligations.

                  (c) The obligations and liabilities of each Person included in the term "Borrowers", as guarantor under this Section shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, set off, reduction or defense based upon any claim that such Person may have against any one or more of the other Persons included in the term "Borrowers", the Administrative Agent and/or any other guarantor and shall not be conditional or contingent upon pursuit or enforcement by the Administrative Agent of any remedies it may have against Persons included in the term "Borrowers" with respect to this Agreement, the Note or any of the other Financing Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to make any demand upon any of the Persons included in the term "Borrowers", or to sell the Collateral or otherwise pursue, enforce or exhaust its or their remedies against the Persons included in the term "Borrowers" or the Collateral either before, concurrently with or after pursuing or enforcing its rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against each Person included in the term "Borrowers" under this Section, either in the same action, if any, brought against any one or more of the Persons included in the term "Borrowers" or in separate actions or proceedings, as often as the Administrative Agent may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of any one or more of the Persons included in the term "Borrowers", any other guarantor or any obligor under any of the Financing Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against any one or more of the Persons included in the term "Borrowers", in their respective capacities as borrowers and guarantors under this Section, or under any of the Financing Documents shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of each Borrower under this Section in any manner whatsoever, and this Section shall remain and continue in full force and effect. It is the intent and purpose of this Section that each Person included in the term "Borrowers" shall and does hereby waive all rights and benefits which might accrue to any other guarantor by reason of any such proceeding, and the Persons included in the term "Borrowers" agree that they shall be liable for the full amount of the obligations and liabilities under this Section regardless of, and irrespective to, any modification, limitation or discharge of the liability of any one or more of the Persons included in the term "Borrowers", any other guarantor or any obligor under any of the Financing Documents, that may result from any such proceedings.

                  (d) Each Person included in the term "Borrowers", as guarantor under this Section, hereby unconditionally, jointly and severally, irrevocably and expressly waives:

                           (i) presentment and demand for payment of the Obligations and protest of non-payment;

                           (ii) notice of acceptance of this Section and of
                  presentment, demand and protest thereof;

                           (iii) notice of any default hereunder or under the
                  Note or any of the other Financing Documents and notice of all indulgences;

                           (iv) notice of any increase in the amount of any
                  portion of or all of the indebtedness guaranteed by this Section;

                           (v) demand for observance, performance or
                  enforcement of any of the terms or provisions of this Agreement, the Note or any of the other Financing Documents;

                           (vi) all errors and omissions in connection with the
                  Administrative Agent's administration of all indebtedness guaranteed by this Section;

                           (vii) any right or claim of right to cause a
                  marshalling of the assets of any one or more of the other Persons included in the term "Borrowers";

                           (viii) any act or omission of the Administrative
                  Agent which changes the scope of the risk as guarantor hereunder; and

                           (ix) All other notices and demands otherwise r
                  equired by law which such Person may lawfully waive.

                  (e) Within ten (10) days following any request of the Administrative Agent to do so, each Person included in the term "Borrowers" will furnish the Administrative Agent and such other persons as the Administrative Agent may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this Section.

                                   ARTICLE III

                                   COLLATERAL

         Section 3.1  Collateral

         As security for the payment of any and all of the Obligations and for the Borrowers' performance of, and compliance with, all of the terms, covenants, conditions, stipulations and agreements contained in the Financing Documents, the Borrowers hereby assign, grant and convey to the Lenders, and agree that the Lenders shall have, to the extent permitted by law a perfected, continuing security interest in, all of the Collateral. The Borrowers further agree that the Lenders shall have in respect of the Collateral all of the rights and remedies of a secured party under the Virginia Uniform Commercial Code and the Uniform Commercial Code of those other states in which the Facilities are located, whichever is applicable, and under other applicable Laws as well as those provided in this Agreement. The Borrowers covenant and agree to execute and deliver such financing statements and other instruments and filings as are necessary in the opinion of the Administrative Agent to perfect such security interest. Notwithstanding the fact that the proceeds of the Collateral constitute a part of the Collateral, the Borrowers may not dispose of the Collateral, or any part thereof, other than in the ordinary course of their business or as otherwise may be permitted by this Agreement or other Security Agreements.

         Section 3.2  Eligible Projects

         The Borrowers shall from time to time designate Facilities owned by any of the Borrowers as Eligible Projects included in the Borrowing Base pursuant to the terms hereof. The

Facilities which are currently Eligible Projects are listed on EXHIBIT C attached hereto and incorporated herein by reference or any future Borrowing Base Report. The Credit Facility shall be secured by (a) the first lien Deeds of Trust on the fee simple interests of the Borrowers in the Eligible Projects or on the leasehold interests of Borrowers under Qualified Ground Leases, (b) a first lien security interest in all fixtures, building materials and all other machinery, equipment and other personalty used or installed by the Borrowers or each of the premises of an Eligible Project or in the Improvements constructed thereon, and (c) all of the other Collateral relating to the Eligible Projects. The Borrowers may release an Eligible Project from the lien of its Deed of Trust at any time provided no Event of Default has occurred and is continuing and provided at least eight (8) Pool A Projects remain in the Borrowing Base of which 83% must be Pool A Projects. The Administrative Agent may in its sole discreton agree to include a Facility occupied pursuant to a Qualified Ground Lease; provided, however, that at no time shall Eligible Projects subject to Qualified Ground Leases comprise more than ten percent (10%) of the availability under the Borrowing Base at any one time.

         Section 3.3  Assignment of Partnership Interests

         The Obligations are further secured by one or more Pledge, Assignment and Security Agreements, pursuant to which the partners of each of the Borrowers have assigned to the Administrative Agent for the benefit of the Lenders one hundred percent (100%) of all partnership or member interests in each of the Borrowers.

         Section 3.4  Guaranties

         The Obligations are the subject of the Guaranty Agreement and the Performance Guaranty executed and delivered by the Guarantor in favor of the Lenders.

         Section 3.5  Collateral for Obligations

         The Borrowers acknowledge that it is the intention of the Borrowers that the Collateral and all the Deeds of Trust be security for all of the Obligations, both those now existing and those hereafter created or incurred by future loans, advances, extensions of credit or otherwise and whether or not currently contemplated by the Borrowers and/or the Lenders on or about the date hereof.

         Section 3.6  Costs

         The Borrowers agree to pay on demand, to the fullest extent permitted by applicable laws, all reasonable fees, commissions, costs, charges, travel expenses and other expenses incurred by the Lenders, or any of them, in connection with the taking, perfection, preservation, protection and/or release of any security interest or lien on any of the Collateral or Deeds of Trust. The foregoing notwithstanding, the Borrowers shall not be obligated to pay the travel expenses of the Lenders with the exception of travel expenses incurred in connection with any enforcement actions following the occurrence of an Event of Default.

                                   ARTICLE IV

                          GENERAL FINANCING PROVISIONS

         Section 4.1 Conditions Precedent to Credit Facility Closing and Addition of Deeds of Trust

                  (a) Conditions Precedent to Credit Facility Closing. The following shall be conditions precedent to the Credit Facility Closing or to the addition of an Additional Borrower and/or the addition of an Eligible Project to the Borrowing Base (each a "Facility Closing"):

                           (i) The Note, and modifications to the existing
                  Deeds of Trust and Security Documents for Eligible Projects currently included in the Borrowing Base and the other Financing Documents previously provided to the Administrative Agent in connection with the Loan shall have been properly executed and delivered to the Administrative Agent, the applicable modifications to Deeds of Trust shall be acknowledged and recorded in the appropriate public office or delivered to a representative of the title company for recording and payment shall have been made for all conveyancing and recording in connection with the settlement of the Loan, and for any transfer or documentary stamp taxes due under any federal, state or municipal law.

                           (ii) The Administrative Agent shall have received
                  and approved a copy of each Borrower's fully executed Partnership Agreement or Operating Agreement or Articles of Organization (if a limited liability company) and a certified copy of the recorded Certificate of Limited Partnership (if a limited partnership) or Articles of Organization (if a limited liability company) or a certificate of no changes therein since the closing of the Original Credit Facility. In connection with the addition of an Additional Borrower, the Administrative Agent shall have received and approved copies of all organizational documents, including certified copies of all documents on record with the State in which such entity is organized.

                           (iii) The Administrative Agent shall have received
                  and approved a certificate executed by all of the general and limited partners or members of the Borrowers authorizing the execution and delivery of the Financing Documents and consenting to the Loan and similar authority certificates or resolutions of any Additional Borrower.

                           (iv) The Administrative Agent shall have received
                  and approved a current certificate of good standing or certificate of fact from the State in which any Borrower is formed.

                           (v) The Administrative Agent shall have received and
                  approved an opinion of counsel for the Borrowers as to the Borrowers' good standing, form, powers and authority and as to the validity, binding effect and enforceability of the Financing Documents such an opinion shall be issued in connection with the execution and delivery of each Joinder Agreement.

                           (vi) The Administrative Agent shall have received
                  and a properly and fully executed Joinder Agreement.

                  (b)    Conditions Precedent to Accepting an Eligible Project:

                           (i) The Credit Facility Closing shall have been completed.

                           (ii) The Administrative Agent shall have received a
                  certificate of authority to do business for the applicable Borrower in each jurisdiction where a Facility is located (if different from the state in which such Borrower was formed).

                           (iii) The Total Development Budget for such Eligible
                  Project shall have been reviewed and approved in writing by the Administrative Agent consistent with the provision of
                  Section 2.1 The Loan.

                           (iv) The Administrative Agent shall have received a
                  paid policy of title insurance (American Land Title Association Standard Form "B" Loan Policy - Current Edition) covering the Facility or a valid and enforceable commitment to issue the same, together with such reinsurance agreements and direct access agreements as may be required by the Administrative Agent and/or endorsements to policies issued to the Administrative Agent in connection with the Original Credit Facility, in the amount agreed upon by the Administrative Agent from a company satisfactory to the Administrative Agent and which may be endorsed or assigned to the successors and assigns of the Lenders and to additional Lenders without additional cost, insuring the liens of the Deeds of Trust to be valid first liens on the Property, free and clear of all defects, exception and encumbrances except such as the Administrative Agent and its counsel shall have approved but without a creditor's rights exception and (unless otherwise agreed by the Administrative Agent) containing affirmative insurance against mechanics liens.

                           (v) The Administrative Agent shall have received
                  advice, in form and substance and from a source satisfactory to the Administrative Agent, to the effect that a search of the applicable public records discloses no conditional sales contracts, chattel mortgages, leases of personalty, financing statements or title retention agreements filed or recorded against the Property except such as the Administrative Agent shall have approved.

                           (vi) The Administrative Agent shall have received
                  all policies of insurance required by the terms hereof and by the other Financing Documents to be in effect from a company or companies and in form and amount satisfactory to the Administrative Agent, including without limitation, flood insurance (in the amount or evidence that flood insurance is not available or otherwise required with respect to the Property), together with written evidence, in form and substance satisfactory to the Administrative Agent, that all fees and premiums due on account thereof have been paid in full.

                           (vii) The Administrative Agent shall have received
                  and accepted an appraisal of the Facility.

                           (viii) The Administrative Agent shall have received
                  from the Borrowers a complete set of the Plans and Specifications signed and sealed by the Architect, together with written evidence, in form and substance satisfactory to the Administrative Agent, to the effect that the Plans and Specifications are satisfactory to the applicable Borrowers, the General Contractor, the Inspecting Engineer and, to the extent required by applicable law or any effective restrictive covenant, have been approved by all Governmental Authorities having or claiming jurisdiction and by the beneficiary of any such restrictive covenant, respectively.

                           (ix) The Administrative Agent shall have received
                  and approved a fully executed copy of the applicable Construction Contract, the Architect's Contract and a list of Major Subcontractors as well as any information regarding the General Contractor, the Architect and the Major Subcontractors which the Administrative Agent has requested.

                           (x) The Administrative Agent shall have received and
                  approved a copy of a current Survey of the Land certified to the Administrative Agent and to the title insurance company and any recorded subdivision plat of the Land and otherwise complying with the survey requirements set forth on EXHIBIT F attached hereto.

                           (xi) The Administrative Agent shall have received
                  and approved a site plan for the Improvements approved by all appropriate Governmental Authorities.

                           (xii) The Administrative Agent shall have received
                  from the Borrowers written evidence, in form and substance satisfactory to the Administrative Agent, from all Governmental Authorities having or claiming jurisdiction to the effect that all building, construction and other permits required in connection with the development of the Land and the construction of the Improvements have been validly issued, that all fees and bonds required in connection therewith have been paid in full or posted, as the circumstances may require, and that the Improvements meet zoning requirements and all sewer and storm drain requirements.

                           (xiii) The Administrative Agent shall have received
                  and approved a report setting forth a construction progress schedule in form and substance satisfactory to the Administrative Agent, calling for the completion of the Improvements by a date no later than the Completion Date.

                           (xiv) If construction work of any kind has commenced
                  upon the Land or materials have been placed or stored upon the Land prior to the recordation of the Deed of Trust among the Land Records where the Land is located, any mechanic's or materialman's Liens or the same shall be fully insured against by the title insurance company.

                           (xv) The Administrative Agent shall have received
                  and approved evidence that the applicable General Contractor carries public liability and property damage insurance and workers' compensation insurance in form and amounts and issued by companies acceptable to the Administrative Agent.

                           (xvi) The Administrative Agent shall have received
                  and accepted a Phase I environmental audit of the applicable Facility prepared by a person or firm acceptable to the Administrative Agent.

                           (xvii) The Administrative Agent shall have received
                  evidence acceptable in all respects through certification by the Architect or other source acceptable to the Administrative Agent that the applicable Improvements, when constructed, will comply with all legal requirements regarding access and facilities for handicapped or disabled persons, including, without limitation and to the extent applicable to assisted living facilities (or, if applicable, independent living facilities), The Federal Architectural Barriers Act (42 U.S.C. Section 4151 et seq.), The Fair Housing Amendments Act of 1988 (42 U.S.C.
                  Section 3601 et seq.), The Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.), The Rehabilitation Act of 1973 (29 U.S.C. Section 794) and any applicable state statutes relating to access and facilities for handicapped or disabled persons.

                           (xviii) The Administrative Agent shall have received
                  and approved soil reports which shall (i) demonstrate that the soil conditions of the Land for the applicable Facility are suitable for the construction of the Improvements and
                  (ii) evidence to the Administrative Agent's satisfaction that there are no Hydric Soils on the Land.

                           (xix) The Administrative Agent shall have received
                  and approved copies of any executed Material Leases of the applicable Property or of any portion thereof.

                           (xx) The Administrative Agent shall have received
                  and approved an opinion of local counsel for the Borrowers in the jurisdiction where the applicable Facility is located that the Financing Documents applicable to that Facility are in proper form and enforceable in the context of a revolving credit facility of the type represented by this Credit Facility that neither the making nor the servicing of the Loan will subject the Lenders to a requirement of qualifying to do business or taxation (except ad valorem taxes on the Property) in the State where the applicable Facility is located and that the Loan is not usurious, which opinion must also inform the Lenders (i) of the cost and timing of foreclosure; (ii) of any limitations on the Lenders' right to obtain, or the amount of, a deficiency judgment; and
                  (iii) the existence of and details surrounding any redemption period enjoyed by the Borrower's following a sale at foreclosure.

                            (xxi) At the Administrative Agent's sole option the
                  Administrative Agent shall have obtained the advice of its own local counsel in the jurisdiction where the Facility is located on the form and enforceability of any or all of the Financing Documents at the Borrowers' expense.

                           (xxii) With regard to any Deed of Trust for a
                  Facility located in any state having such requirement, the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that a Certificate of Need has been issued for such Facility.

         Section 4.2 Conditions Precedent to Determining Availability Under Borrowing Base

         The Lenders shall not be obligated to include any Requisition for an individual Eligible Project in the calculation of the Borrowing Base unless the conditions described in Section 4.1 Conditions Precedent to Credit Facility Closing and Addition of Deeds of Trust and the following additional conditions shall have been satisfied with regard to such Eligible Project to the Administrative Agent's satisfaction:

                  (a) The Administrative Agent shall have received a monthly title report on each Eligible Project which is under construction from the applicable title insurance company, indicating that since the last preceding report, there has been no change in the status of title and no other exceptions not theretofore approved by the Administrative Agent, if required by the terms of the existing title insurance policy, the Administrative Agent shall have received an endorsement which shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage of the policy by an amount equal to the Requisition being verified if the policy does not by its terms provide for such an increase.

                  (b) No Default or Event of Default shall have occurred and be continuing under any Note or any of the other Financing Documents.

                  (c) The Improvements shall not have been materially damaged by fire or other casualty unless the Administrative Agent shall have received or reasonably anticipates receiving proceeds of insurance sufficient in the judgment of the Administrative Agent to effect a satisfactory restoration of such Improvements in accordance with the terms of the Deed of Trust.

                  (d) The Administrative Agent shall have received written evidence, in form and substance satisfactory to the Administrative Agent, to the effect that all work requiring inspection by Governmental Authorities having or claiming jurisdiction has been duly inspected and approved by such authorities and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

                  (e) The representations and warranties made in Article III of this Agreement and in this Agreement shall be true and correct in all material respects on and as of the date of the advance with the same effect as if made on such date.

                  (f) All terms and conditions of the Financing Documents required to be met as of the date of the applicable advance shall have been met to the complete satisfaction of the Administrative Agent.

                  (g) In the reasonable judgment of the Administrative Agent, all work completed on the applicable Property at the time of the application for an advance has been performed in a good and workmanlike manner and all materials and fixtures usually furnished and installed at that stage of construction have been furnished and installed and that all costs covered by the Requisition have been paid by the Borrowers.

                  (h) At least Eighty-three percent (83%) of the Eligible Projects in the Borrowing Base shall be Pool A Projects. The Administrative Agent shall have determined whether each Eligible Project is a Pool A, Pool B or Pool C Project.

                  (i) Before verifying any Requisition, the Administrative Agent shall require the Borrowers to obtain from the applicable General Contractor and if required by the applicable title insurance company from all subcontractors and material suppliers acknowledgments of payment and releases of liens and rights to claim liens for work performed or materials delivered covered by such Requisition. All such acknowledgments and releases shall be in form AIA Forms G706 and G706A.

                  (j) The Administrative Agent's Inspecting Engineer will inspect work performed which is covered by each Requisition being verified.

         Section 4.3 Conditions Under Which an Eligible Project is a Completed Facility

         The Administrative Agent shall verify that an Eligible Project is a Completed Facility based on the satisfaction of the following additional conditions:

                  (a) The Administrative Agent shall have received the final "as built" Survey for the applicable Property.

                  (b) The Administrative Agent shall have received written evidence from a qualified third party, in form and substance satisfactory to the Administrative Agent, to the effect that the applicable Improvements have been substantially completed in accordance with their Plans and Specifications.

                  (c) The Administrative Agent shall have received written evidence, in form and substance satisfactory to the Administrative Agent, to the effect that requisite certificates for permanent occupancy or completion of the Improvements have been validly issued.

                  (d) Final waivers of liens of the General Contractor, and if required by the applicable title insurance company, subcontractors, laborers and material suppliers have been furnished to the Administrative Agent or, as to any disputed lien or claim of lien, a bond in form and substance acceptable to the Administrative Agent has been provided or other arrangements satisfactory to the Administrative Agent have been made.

                  (e) The Administrative Agent shall have received a copy of an operating License for the Facility or other evidence satisfactory to the Administrative Agent that the Facility may be lawfully operated as contemplated by the Financing Documents.

         Section 4.4  Computation of Interest and Fees

         All applicable fees and interest shall be calculated on the basis of a year of 365 days for the actual number of days elapsed pursuant to the terms of the Note and interest shall be payable monthly in arrears.

         Section 4.5       Liens; Setoff

         The Borrowers hereby grant to the Lenders a continuing lien and security interest for all the Obligations upon any and all monies, securities, and other property of the Borrowers and the proceeds thereof, now or hereafter held or received by or in transit to, the Lenders, or any affiliate of any of the Lenders, from or for any of the Borrowers, and also upon any and all deposits (general or special) and credits of any of the Borrowers with any of the Lenders, if any, at any time existing. During the continuance of any Event of Default under this Agreement, each Lender is hereby authorized by any of the Borrowers at any time and from time to time, without notice to the Borrowers, to set off, appropriate and apply any or all items hereinabove referred to against all Obligations then outstanding.

         Section 4.6  Payment and Performance of Obligations

         The payment and performance by the Borrowers of the Obligations shall be absolute and unconditional, irrespective of any defense or any rights of set-off, recoupment or counterclaim it might otherwise have against the Lenders, or any of them, and the Borrowers shall pay absolutely net all of the Obligations, free of any deductions and without abatement, diminution or set-off; and until payment in full of all of the Obligations, the Borrowers:
(a) will not suspend or discontinue any payments provided for in the Note and
(b) will perform and observe all of its other agreements contained in this Agreement, including (without limitation) all payments required to be made to the Administrative Agent, and (c) will not terminate or attempt to terminate this Agreement or any of the other Financing Documents to which any of the Borrowers is a party for any cause.

         Section 4.7  Payments to Others for the Account of the Borrowers

         At the option of the Lenders and without any request from the Borrowers, and without waiving any of its rights hereunder, the Lenders may elect to cure or avoid any default by the Borrowers under the Financing Documents by applying amounts due hereunder or advancing the

Lenders' own funds to the satisfaction of the conditions of the Financing Documents and any amounts so applied shall be part of the Loan and shall be secured by the Deeds of Trust and the other Collateral. The Administrative Agent agrees to endeavor to give the Borrowers notice of any such payment or performing such act and the amount of any payment whether prior to or contemporaneously with its making such payment or performance of such act; provided, however, that failure to give such notice shall not constitute a waiver by the Lenders of, or constitute a defense to, any of the rights of the Lenders under this Agreement or the Deeds of Trust, including (without limitation) the right of the Lenders to repayment of the amount of such payment.

          Section 4.8  Prepayment

         The Borrowers shall have the right to prepay the Loan in full or in part, at any time and from time to time, upon five (5) days' prior written notice to the Administrative Agent without premium or penalty. The foregoing notwithstanding, in connection with any prepayment of a principal sum on any day other than the last day of the Eurodollar Period applicable thereto, the Borrowers shall pay to the Administrative Agent upon request by the Administrative Agent, such amount as shall be sufficient to compensate any of the Lenders for any and all losses or expenses which such Lender may sustain or incur (including without limitation, any such loss or expense arising from the redeployment of funds obtained by such Lender). Unless an Event of Default has occurred, any partial prepayment shall be applied first to such breakage costs, second to accrued and unpaid interest and third to the outstanding principal balance of the Loan due and owing at maturity. Sums borrowed and repaid may be readvanced. The Borrowers' obligations under this Section shall survive the termination of this Agreement and the repayment of the Obligations.

         Section 4.9  Requisitions for the Operating Reserve

         No portion of any Requisition for costs included in the Operating Reserve shall be verified until both a certificate of occupancy has been issued by the applicable governmental authorities and, if applicable to the Facility, an operating License has been issued for the Facility by the appropriate Governmental Authority or Authorities. Advances from the Operating Reserve shall be for the sole purpose of paying a portion of the Debt Service on the Loan or net operating losses as shown on a monthly financial report for such Facility prepared in accordance with the requirements set forth in this Agreement, and certified by the Chief Financial Officer or Executive Vice President or President of the Guarantor.

         Section 4.10  Assignments

         The Borrowers agree not to transfer, assign, pledge or hypothecate any right or interest in any payment or advance due pursuant to this Agreement, or any of the other benefits of this Agreement, without the prior written consent of the Administrative Agent. Any assignment made or attempted by the Borrowers, or any of them, without the prior written consent of the

Administrative Agent shall be void and of no effect. No consent by the Administrative Agent to an assignment by the Borrowers shall release the Borrowers as the parties primarily obligated and liable under the terms of this Agreement unless the Borrowers shall be released specifically by the Administrative Agent in writing. No consent by the Administrative Agent to an assignment shall be deemed to be a waiver of the requirement of prior written consent by the Administrative Agent with respect to each and every further assignment and as a condition precedent to the effectiveness of such assignment.

         Section 4.11  Liability of the Lenders

         The Lenders shall in no event be responsible or liable to any person other than the Borrowers for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the General Contractor nor any subcontractor, laborer or material supplier shall have any right or claim against the Lenders under this Agreement or the administration thereof. No Lender shall be liable to the Borrowers for the failure of any other Lender to fund its ratable portion of any advance pursuant to the Agency Agreement.

         Section 4.12  Stored Materials

         The Administrative Agent will permit inclusion of construction materials (the "Stored Materials") to be included in Requisitions prior to their incorporation into the Improvements if they have been fully paid for by the applicable Borrower. The Borrowers shall securely store or cause to be securely stored any Stored Materials.

         Section 4.13  Limitations on Advances or Readvances

         The following additional limitations on certain advances or readvances of the Loan shall also apply:

                  (a) Interest Reserve. Except as provided in Section 2.7 Permitted Costs hereof, after the earlier of the issuance of certificate of occupancy for a Facility or the expiration of the Construction Phase, no further advances shall be made from the Interest Reserve in such Total Development Budget.

                  (b) Development Fee. The Development Fee will be advanced ratably with the first twelve (12) monthly Requisitions.

                  (c) Operating Reserve. No advances from the Operating Reserve shall be made until both a certificate of occupancy has been issued by the applicable governmental authorities and, if applicable to the Facility, an operating license has been issued for the Facility by the appropriate Governmental Authority or Authorities. Advances from the Operating Reserve shall be for the sole purpose of paying Debt Service or net operating losses as shown on a monthly financial report for such Facility prepared in accordance with the requirements set forth in this Agreement, and certified by the Chief Financial Officer, Executive Vice President or President of the Guarantor.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         To induce the Lenders to make available the Credit Facility, the Borrowers represent and warrant to the Lenders that:

          Section 5.1  Existence/Good Standing

         Each Borrower is a limited partnership or a limited liability company duly organized and existing and in good standing under the laws of the jurisdiction of its formation, has the power to own its property and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which each Facility owned by such Borrower is located and in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

          Section 5.2  Power and Authority

         Each Borrower has full power and authority to execute and deliver this Agreement and each of the other Financing Documents executed and delivered by it, to make the borrowing hereunder, and to incur the Obligations, all of which have been duly authorized by all proper and necessary partnership action. No consent or approval of partners or members of, or lenders to, the Borrowers, and no consent or approval of any Governmental Authority or any third party payor on the part of the Borrowers, is required as a condition to the validity or enforceability of this Agreement or any of the other Financing Documents executed and delivered by any of the Borrowers or to the payment or performance by the Borrowers of the Obligations.

         Section 5.3  Binding Agreements

         This Agreement and each of the other Financing Documents executed and delivered by the Borrowers have been properly executed by the Borrowers, constitute valid and legally binding obligations of the Borrowers, and are fully enforceable against the Borrowers in accordance with their respective terms.

         Section 5.4  Litigation

         There are no proceedings pending before any court or arbitrator or before or by any Governmental Authority which, in any one case or in the aggregate, will cause a Material Adverse Change in any of the Borrowers or affect the authority of any of the Borrowers to enter into this Agreement or any of the other Financing Documents executed and delivered by any of the Borrowers. There is no pending revocation, suspension, termination, probation, restriction, limitation or non-renewal of any License, Participation Agreement or any similar accreditation or approval organization or Governmental Authority for healthcare providers, including, without limitation, the issuance of any provisional License or other License with a term of less than twelve (12) months, as a consequence of any sanctions imposed by any Governmental Authority, nor is there any pending assessment of any civil or criminal penalties by any Governmental Authority, the outcome of which, if determined adversely to any of the Borrowers, could result in a Material Adverse Change in any of the Borrowers. The Borrowers do not have any appeals regarding rates or reimbursements currently pending or contemplated before any Governmental Authority or any administrator of any third party payor or preferred provider program or referral source, the outcome of which, if determined adversely to any of the Borrowers, could result in a Material Adverse Change in any of the Borrowers. There are no Medicare or Medicaid recoupments or recoupments of any other third party payor being sought, requested or claimed, against any of the Borrowers, the outcome of which, if determined adversely to any of the Borrowers could materially impair any of the Borrowers' ability to pay the Obligations, except as otherwise disclosed in writing to, and approved by, the Administrative Agent.

          Section 5.5  No Conflicting Agreements

         There is (a) no provision of any Borrower's partnership agreement, articles of incorporation or operating agreement and no provision of any existing mortgage, indenture, contract or agreement binding on any of the Borrower or affecting its property, and (b) to the knowledge of the Borrowers no provision of law or order of court binding upon any of the Borrowers, which would conflict with or in any way prevent the execution, delivery, or performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by any of the Borrowers, or which would be violated as a result of such execution, delivery or performance, or, if so, all necessary consents have been obtained.

         Section 5.6  Financial Information

         All financial statements or information hereto furnished to the Lenders with respect to the Borrowers, each Facility and the Guarantor is complete and correct in all material respects and fairly presents the financial condition of the Borrowers and the financial condition of the Facilities. There are no liabilities, direct or indirect, fixed or contingent, of any of the Borrowers or the Guarantor which are not reflected in the their respective financial statements or in the notes thereto. There has been no Material Adverse Change in the financial condition or operations of any of the Borrowers or the Guarantor since the financial statements dated December 31, 1998 (and to the Borrowers' and Guarantor's knowledge, no such Material Adverse Change is pending), and neither any of the Borrowers nor the Guarantor has guaranteed the obligations of, or made any investments in or advances to, any company, individual or other entity, except as disclosed in such information.

          Section 5.7  No Default

         None of the Borrowers are in default under or with respect to any obligation under any agreement to which such Borrower is a party in any respect which could result in a Material Adverse Change. There is no Event of Default hereunder.

          Section 5.8  Taxes

         The Borrowers have filed or have caused to have been filed all federal, state and local tax or informational returns which are required by law to be filed, and has paid or caused to have been paid all Taxes as shown on such returns or on any assessment received by them, to the extent that such Taxes have become due, or which are required by law to be paid, unless and to the extent only that such Taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by the Borrowers and adequate reserves therefor have been established as required under GAAP.

         Section 5.9  Place(s) of Business and Location of Collateral

         The Borrowers warrant that the address of the Borrowers' chief executive office is as specified in EXHIBIT D attached hereto and made a part hereof and that the address of each other place of business of any of the Borrowers, are as disclosed in EXHIBIT D. The Collateral and all books and records pertaining to the Collateral are and/or will be located at the addresses indicated on EXHIBIT D. The Borrowers will immediately advise the Administrative Agent in writing of the opening of any new place of business or the closing of any existing place of business of any of the Borrowers, and of any change in the location of the places where the Collateral, or any part thereof, or the books and records concerning the Collateral, or any part thereof, are kept. EXHIBIT D may be modified from time to time to add the locations of additional Facilities.

         Section 5.10  Title to Properties

         The Borrowers have good and marketable title to all of their properties, including, without limitation, the Property and the Collateral. The Property and the Collateral are free and clear of mortgages, pledges, liens, charges and other encumbrances other than the Permitted Liens.

          Section 5.11  Margin Stock

         None of the proceeds of the Loan will be used, directly or indirectly, by any of the Borrowers for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any "margin security" or "margin stock" within the meaning of Regulation U (12 CFR ARTICLE 221), of the Board of Governors of the Federal Reserve System (herein called "margin security" and "margin stock") or for any other purpose which might make the transactions contemplated herein a "purpose credit" within the meaning of said Regulation G or Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

          Section 5.12  ERISA

         With respect to any "pension plan", as defined in Section 3(2) of ERISA, which plan is now or previously has been maintained or contributed to by any of the Borrowers and/or by any Commonly Controlled Entity: (a) no "accumulated funding deficiency" as defined in Code Section 412 or ERISA
Section 302 has occurred, whether or not that accumulated funding deficiency has been waived; (b) no "reportable event" as defined in ERISA Section 4043 has occurred; (c) no termination of any plan subject to Title IV of ERISA has occurred; (d) neither any of the Borrowers nor any Commonly Controlled Entity has incurred a "complete withdrawal" within the meaning of ERISA Section 4203 from any multiemployer plan; (e) neither any of the Borrowers nor any Commonly Controlled Entity has incurred a "partial withdrawal" within the meaning of ERISA Section 4205 with respect to any multiemployer plan; (f) no multiemployer plan to which any of the Borrowers or any Commonly Controlled Entity has an obligation to contribute is in "reorganization" within the meaning of ERISA
Section 4241 nor has notice been received by any of the Borrowers or any Commonly Controlled Entity that such a multiemployer plan will be placed in "reorganization".

         Section 5.13  Governmental Consent

         Neither the nature of any of the Borrowers or of its business or properties, nor any relationship between any of the Borrowers and any other Person, nor any circumstance in connection with the making of the Loan, or the offer, issue, sale or delivery of the Note is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority, on the part of any of the Borrowers, as a condition to the execution and delivery of this Agreement or any of the other Financing Documents, the borrowing of the principal amounts of the Loan or the offer, issue, sale or delivery of the Note.

         Section 5.14  Full Disclosure

         The financial statements referred to in this ARTICLE V do not, nor does this Agreement, nor do any written statements furnished by the Borrowers to the Administrative Agent in connection with the making available of the Credit Facility, contain any untrue statement of fact or knowingly omit a material fact necessary to make the statements contained therein or herein not materially misleading. The Borrowers have not failed to disclose any fact to the Administrative Agent in writing which materially adversely affects or, will or could prove to materially adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of any of the Borrowers or the ability of any of the Borrowers to perform this Agreement or any of the other Financing Documents.

         Section 5.15  Business Names and Addresses

         The Borrowers have not conducted business under any name other than its current names or tradenames or "Karrington" and has not conducted its business in any jurisdiction other than those listed on EXHIBIT D. The Borrowers intend to operate the Facilities under the names set forth on EXHIBIT
D. The Borrowers shall promptly notify the Administrative Agent of any change in the name of any Facility.

         Section 5.16  Licenses and Certifications

         The Borrowers further represent and warrant to the Lenders that, with respect to any License they possess or have applied for, (a) no Default or Event of Default has occurred or is continuing under the terms of any of the Licenses, or any condition to the issuance, maintenance, renewal and/or continuance of any License, (b) the Borrowers have paid all fees, charges and other expenses to the extent due and payable with respect to, and has provided all information and otherwise complied with all material conditions precedent to, the issuance, maintenance, renewal, and continuance of all Licenses, (c) the Borrowers have not received any notice from any Governmental Authority relating to any actual or pending suspension, revocation, restriction, or imposition of any probationary use, of any License, nor has any License been materially amended, supplemented, rescinded, terminated, or otherwise modified except as otherwise disclosed in writing to, and approved by, the Administrative Agent, (d) the Borrowers have not made any previous assignment of any of the Licenses to any Person, and (e) no financing statement covering any of the Licenses is on file in any public office except financing statements in favor of the Lenders. Without implying any limitation to the other representations and warranties contained in this Agreement, the Borrowers are not required by any applicable Law of any state, county or city in which any of the Facilities is located to obtain a certificate of need to operate any Facility as an assisted living facility or, an independent living facility or has applied for and obtained such Certificate(s) of Need. Licenses to operate are required in all states where the Facilities are located and Certificates of Need are also required in the State of New Jersey.

         Section 5.17  Operating Agreements and Management Contracts

         The Borrowers have furnished to the Administrative Agent photocopies of all material Operating Agreements and Management Contracts entered into with respect to the Facilities, and all amendments, supplements and modifications thereto including, without limitation, the Management Agreement. The Borrowers further represent and warrant to the Lenders that (a) all of the material Operating Agreements and Management Contracts are or will be at the time of execution and delivery thereof valid and binding on the parties thereto and in full force and effect, (b) no Default or Event of Default has occurred or is continuing under the terms of any of the material Operating Agreements and Management Contracts, and no party thereto has attempted or threatened to terminate any such Management Contract or Operating Agreement, (c) the Borrowers have not made any previous assignment of any Operating Agreements and Management Contracts to any Person, and (d) no financing statement covering any of the Operating Agreements and Management Contracts is on file in any public office, except financing statements in favor of the Lenders in connection with the Credit Facility.

         Section 5.18  Participation Agreements and Resident Agreements

         The Borrowers have furnished to the Administrative Agent, on or before the Facility Closing, the Borrowers' form of Resident Agreement used with respect to all Facilities and, if requested by the Administrative Agent after the occurrence and during the continuance of a Default, copies of all current, executed Resident Agreements for any or all of the Eligible Projects.

                  (a) The Borrowers further covenant to the Lenders that, with respect to the Participation Agreements, if any, (i) to the best of their knowledge, all Participation Agreements will be at the time of execution and delivery thereof valid and binding on the parties thereto and in full force and effect, and (ii) all Participation Agreements will provide for payment to the applicable Borrower for services rendered to residents. The Borrowers represent and warrant that as of the date hereof it has not entered into any Participation Agreement for any Facility.

                  (b) To the extent the Borrowers participates or will participate in Medicare or Medicaid payment and reimbursement programs, the Borrowers have complied and will comply with all notice and other requirements under Title XVIII and Title XIX of the Social Security Act to enable the Borrowers to participate in the Medicare and Medicaid payment and reimbursement programs.

         Section 5.19  Compliance with Laws

         None of the Borrowers is in violation of any applicable laws of any Governmental Authority pertaining to employment practices, health standards or controls, environmental and occupational standards or controls or order of any court or arbitrator, the violation of which, considered in the aggregate, would result in a Material Adverse Change in any of the Borrowers. Each of the Borrowers are in compliance with all accreditation standards and requirements to which it is subject. Each of the Borrowers have obtained or will obtain all Licenses necessary to the ownership of its property or to the conduct of its activities which, if not obtained, could materially adversely affect the ability of any of the Borrowers to conduct its activities of operating each Facility as an assisted living facility, including, without limitation if and as required by any Governmental Authorities for the dispensing, storage, prescription, disposal, and use of drugs, medications and other "controlled substances" and for the maintenance of cafeteria and other food and beverage facilities or services or the condition (financial or otherwise) of any of the Borrowers.

         Section 5.20 Presence of Hazardous Materials or Hazardous Materials Contamination

         None of the Borrowers has placed Hazardous Materials on any real property owned, controlled or operated by any of the Borrowers or for which any of the Borrowers are responsible except as described in the following sentence. To the best of the Borrowers' knowledge, no Hazardous Materials are located on any real property owned, controlled or operated by any of the Borrowers or for which any of the Borrowers are responsible, except for reasonable quantities of necessary supplies for use by the Borrowers in the ordinary course of its current line of business and stored, used and disposed of in accordance with applicable Laws, and no property owned, controlled or operated by any of the Borrowers has ever been used as a manufacturing, storage, or dump site for Hazardous Materials nor is such property affected by Hazardous Materials Contamination.

         Section 5.21  Nature of Credit Facility; Usury; Disclosures

         Each of the Borrowers is a business or commercial organization, and the Credit Facility is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise. The rate or rates of interest charged on the Note do not, and will not, violate any usury Law or interest rate limitation. The Credit Facility is not subject to the federal Consumer Credit Protection Act (15 U.S.C. Section 1601 et. seq.) nor any other federal or state disclosure or consumer protection laws. The Credit Facility is being transacted solely for business or commercial purposes and not for personal, family or household purposes.

         Section 5.22  Compliance in Zoning

         The Borrowers represent and warrant that the anticipated use of each Eligible Project complies with applicable zoning ordinances, regulations and restrictive covenants affecting such Land, all use requirements of any Governmental Authority having jurisdiction have been satisfied, and no violation of any law or regulation exists with respect thereto.

         Section 5.23  Plans and Specifications

         The Borrowers represent and warrant that, to the extent required by applicable law or any effective restrictive covenant, the Plans and Specifications for each Eligible Project have been approved by all Governmental Authorities having or claiming jurisdiction and by any beneficiary of any such restrictive covenant.

         Section 5.24  Building Permits; Other Permits

         The Borrowers represent and warrant that all building, construction and other permits necessary or required in connection with the development of the Land and the construction of the Improvements have been or, prior to any advance under the Loan, will be, unless otherwise agreed to by the Administrative Agent, validly issued and all fees and bonds required in connection therewith have been paid or posted, as the circumstances may require.

         Section 5.25  Utilities

         The Borrowers represent and warrant that all utility services necessary for the development of all the Land and the construction of the Improvements for each Eligible Project and the operation thereof for their intended purpose are or will be available at the boundaries of all the Land, including, without limitation, telephone service, water supply, storm and sanitary sewer facilities, natural gas (if available) and electric facilities.

         Section 5.26  Access; Roads

         The Borrowers represent and warrant that all roads and other accesses necessary for the development of all the Land and the construction of all the Improvements for all Eligible Projects and full utilization thereof for their intended purposes have either been completed or the necessary rights of way therefor have either been or will be acquired by the appropriate Governmental Authorities or have been or will be dedicated to public use and accepted by such Governmental Authorities and all necessary steps have been taken by the Borrowers or such Governmental Authorities to assure the complete construction and installation thereof by a date sufficient to ensure the timely completion of the Improvements and in no event later than the Completion Date or such Eligible Projects have access to a public road via a private road pursuant to recorded easements satisfactory to the Administrative Agent.

         Section 5.27  Other Liens

         The Borrowers represent and warrant that except as otherwise provided in the Financing Documents, the Borrowers have made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on any Eligible Project.

         Section 5.28  Defaults

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
         The Borrowers represent and warrant that there is no default on the part of any of the Borrowers under the Financing Documents and no event has occurred and is continuing which, with notice or the passage of time, or both, would constitute a default under the Note or any of the other Financing Documents.

         Section 5.29  Survival; Updates of Representations and Warranties

         All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the date of this Agreement and the Loan made hereunder. The Lenders acknowledge and agree that any and all representations and warranties contained in, or made under, or in connection with, this Agreement may be amended, changed or otherwise modified by the Borrowers at any time and from time to time after the date of this Agreement so as to accurately reflect the matters represented and warranted therein; provided, that such amendments, changes and/or modifications are disclosed in writing to the Administrative Agent. The Lenders shall have no obligation to waive any Event of Default due to any present or future inaccuracy of such representation or warranty or to agree to any amendment, change or modification of any such representation or warranty.

         Section 5.30  Accounts

         With respect to all of the Borrowers' Accounts and to the best of the Borrowers' knowledge (a) they are genuine, and in all respects what they purport to be, and are not evidenced by a judgment, an instrument, or chattel paper (unless such judgment has been assigned and such instrument or chattel paper has been endorsed and delivered to the Administrative Agent); (b) they represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in the invoices relating thereto; (c) the services rendered which resulted in the creation of the Accounts have been delivered or rendered to and accepted by the Account Debtor; (d) the amounts shown on the Borrowers' books and records, with respect thereto are actually and absolutely owing to the Borrowers and are not contingent for any reason;
(e) there are no set-offs, counterclaims or disputes known by the Borrowers or asserted with respect thereto, and the Borrowers have made no agreement with any Account Debtor thereof for any deduction or discount of the sum payable thereunder except regular discounts allowed by the Borrowers in the ordinary course of their business for prompt payment; (f) there are no facts, events or occurrences known to any of the Borrowers which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder; (g) all Account Debtors thereof, to the best of the Borrower's knowledge, have the capacity to contract; (h) the services furnished giving rise thereto are not subject to any Liens other than Permitted Liens; (i) the Borrowers have no knowledge of any fact or circumstance which would impair the validity or collectibility thereof; and (j) there are no proceedings or actions known to any of the Borrowers which are pending against any Account Debtor which might result in any material adverse change in its financial condition.

         Section 5.31      Year 2000.

         Each Borrower has (i) begun analyzing its operations and those of its subsidiaries and Affiliates that could be adversely affected by failure to become Year 2000 compliant (that is, the computer applications, imbedded microchips and other systems will be able to perform date sensitive functions prior to and after December 31, 1999), and (ii) developed a plan for becoming Year 2000 compliant in a timely manner, the implementation of which is on schedule in all material respects. Each Borrower reasonably believes that it will become Year 2000 compliant for its operations and those of its subsidiaries and Affiliates on a timely basis except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon its financial condition.

         Each Borrower reasonably believes any suppliers and vendors that are material to the operations of itself or its subsidiaries and affiliates will be Year 2000 compliant for their own computer applications except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of such Borrower.

                                   ARTICLE VI

                              CONDITIONS OF LENDING

         The making of any advance under the Loan is subject to the conditions set forth in this Agreement and the following conditions precedent:

          Section 6.1  No Default

         No Event of Default and no event which, with the giving of notice or the passage of time or both, would become an Event of Default has occurred and is existing or would result from the making of the Loan or any advance thereunder and all representations and warranties set forth herein or in the other Financing Documents are true and correct, both before and after the making of the Loan or any advance thereunder.

         Section 6.2  Opinion of Counsel for the Borrowers

         At the Credit Facility Closing and any Facility Closing the Lenders shall receive a written opinion of counsel for the Borrowers and the Guarantor satisfactory in all respects to the Administrative Agent.

         Section 6.3  Approval of Counsel for the Lenders

         All legal matters incident to the Loan and all documents necessary in the opinion of the Administrative Agent to make the Loan or the addition of either an Eligible Project to the Borrowing Base or to add such Deeds of Trust and related Collateral shall be satisfactory in all material respects to counsel for the Lenders.

          Section 6.4  Supporting Documents

         The Administrative Agent shall receive at the Facility Closing and in connection with the subsequent granting of a Lien on an Eligible Project: (a) a certificate of the general partner or managing member of each of the Borrowers, in a form acceptable to the Administrative Agent in



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
all respects, dated as of the date hereof and certifying (i) that attached thereto is a true, complete and correct copy of resolutions duly adopted by the partners or members of each of the Borrowers authorizing the execution and delivery of this Agreement, the Note and the other Financing Documents, the borrowing thereunder, and the performance of the Obligations, and (ii) as to the incumbency and specimen signature of the authorized officer of the general partner or managing member of the Borrowers executing this Agreement, the Note and the other Financing Documents; (b) such other documents as the Administrative Agent may reasonably require the Borrowers and/or the partners or members of the Borrowers to execute, in form and substance acceptable to the Administrative Agent; and (c) such additional information, instruments, opinions, documents, certificates and reports as the Administrative Agent may reasonably deem necessary.

         Section 6.5  Financing Documents

         All of the Financing Documents required by the Administrative Agent whether at the Credit Facility Closing or any subsequent Facility Closing shall be executed, delivered and, if deemed necessary by the Administrative Agent, recorded, all at the sole expense of the Borrowers.

         Section 6.6  Insurance

         The Borrowers shall have satisfied the Administrative Agent that any and all insurance required by this Agreement is in effect as of the date of this Agreement or as of the date of the addition of a Deed of Trust and related Collateral, and that, to the extent required by the Financing Documents, the Lenders have been named as an insured lienholder.

         Section 6.7  Security Documents

         In order to perfect the lien and security interest created by this Agreement, the Borrowers shall have executed and delivered to the Administrative Agent all Security Documents (in form and substance acceptable to the Administrative Agent in its sole discretion) deemed necessary by the Administrative Agent, in a sufficient number of counterparts for recordation, and, at the Borrowers' sole expense, shall record all such financing statements and Security Documents, or cause them to be recorded, in all public offices deemed necessary by the Administrative Agent.

         Section 6.8  Joinder Agreement

         In order to perfect the lien and security interest of the Lenders in the Collateral related to the construction and operation of any Facility encumbered by a Deed of Trust provided by an Additional Borrower, such Additional Borrower shall execute and deliver to the Administrative Agent, a Joinder Agreement joining in the Note as maker and in such assignments of Collateral and such other Security Documents as the Administrative Agent may require or shall execute Security Documents as the Administrative Agent may require each in sufficient number of counterparts for recordation, if required by the Administrative Agent, at the Borrowers' sole expense. The Borrowers or the Administrative Agent shall record all financing statements and



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
other Security Documents, or cause them to be recorded, in all public offices deemed necessary to the Administrative Agent.

                                   ARTICLE VII

                        AFFIRMATIVE COVENANTS OF BORROWER

         Until payment in full and the performance of all of the Obligations hereunder, the Borrowers shall:

         Section 7.1  Financial Statements

         Furnish to the Administrative Agent:

                  (a) Quarterly Statements. Not later than forty-five (45) days after the close of each of the Borrowers' fiscal quarters internally prepared, consolidated and consolidating financial statements of the Borrowers and a balance sheet on a year-to-date basis and as of the close of such period and an income and expense statement for such period and a Compliance Certificate in the form of Exhibit G attached hereto, certified by the chief financial officer of the Borrowers' general partner or managing member unless such report is included in the quarterly report of the Guarantor; and

                  (b)      Annual Statements. Not later than one hundred twenty
(120) days after the close of each of the Borrowers' fiscal years, (i) a copy of the consolidated annual financial statement of the Borrowers and its Wholly Owned Subsidiaries in reasonable detail satisfactory to the Administrative Agent, prepared in accordance with GAAP and audited by an independent certified public accountant satisfactory to the Administrative Agent, which financial statement shall include a balance sheet of the Borrowers and its Wholly Owned Subsidiaries, as at the end of such fiscal year and the related statements of operations and retained earnings and cash flow statements for such fiscal year in a format acceptable to the Administrative Agent and a Compliance Certificate in the form of EXHIBIT G attached hereto, (ii) an unqualified letter or opinion of the accountant who examined and audited the Borrowers' financial statement and stating whether anything in such independent accountant's examination has revealed the occurrence of an event which constitutes an Event of Default under the Financing Documents or which would constitute such an Event of Default with the giving of notice or the lapse of time or both, (iii) if requested by the Administrative Agent a copy of the Management Letter prepared by the auditor, and (iv) the related statements of operations and retained earnings and cash flows in a format acceptable to the Administrative Agent; and

                  (c) Monthly Operating Reports. Beginning with the first Operating Month (as hereinafter defined), not later than thirty (30) days after the last day of each such calendar month, operating statements for each Eligible Project for such month, including an income and expense statement for such period and census and billing reports with respect to each Eligible Project then operating for such period;

                  (d) Tax Returns. Not later than thirty (30) days after the date of filing, the federal and state income tax returns for the Borrower for the year in question as well as any requests for extensions filed in connection therewith; and

                  (e) Other Information. With reasonable promptness such additional information, reports or statements as the Administrative Agent may from time to time reasonably request.

                  (f) Certification. All required financial statements, required pursuant to Sub-paragraphs (a) and (b) hereof shall include the following certification:

                  "The undersigned as _____________ of ____________ certifies that the financial information contained in the financial statement dated _________, is true and complete as of this date. This statement is provided to NationsBank, N.A. (the "Bank") as agent for the Lenders set forth in the Second Amended and Restated Agency Agreement dated _________, ___, 1999 as amended, restated or substituted from time to time for the purpose of obtaining credit or in fulfillment of the terms and conditions of credit already provided. Accordingly, it is intended that the Bank may rely on this information".

         Section 7.2  Taxes and Claims

         Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or any of its income or properties prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any of its properties; provided, however, the Borrowers shall not be required to pay any such tax, assessment, charge, levy or claim, the payment of which is being contested in good faith and by proper proceedings.

         Section 7.3  Legal Existence

         Maintain their existence as limited partnership or limited liability companies in good standing in the states of their formation and in each jurisdiction where they are required to register or qualify to do business.

         Section 7.4  Conduct of Business and Compliance with Laws

         Do or cause to be done all things necessary to obtain, enter into, preserve and to keep in full force and effect its material rights and its trade names, patents, trademarks and Licenses, Participation Agreements, and Operating Agreements and Management Contracts which are necessary for the operation of each Facility as an adult assisted living facility (or independent living facility, as applicable) as contemplated by the Borrowers, engage in and continue to engage substantially only in the business of owning and operating an adult assisted living facility (or independent living facility, as applicable) and related services in compliance with all applicable laws of the state in which the applicable Facility is located or any other Governmental Authority having jurisdiction over such Facility, and comply with all applicable Laws, including, without limitation, regulations issued under the Omnibus Budget Reconciliation Act of 1987 (OBRA'87) (Pub.L.No. 100-203), as amended, and observe the valid requirements of

Governmental Authorities, and perform the terms of all Participation Agreements to which it is a party, the noncompliance with or the nonobservance of which might materially interfere with the performance of its Obligations or the proper or prudent conduct of its business or the applicable Property. In addition, the Borrowers covenant and agree that they will:

                  (a) obtain and maintain in full force and effect all Licenses necessary to the acquisition and/or ownership and/or operation of each Facility including, without limitation, Licenses and other approvals related to the storage, dispensation, use, prescription and disposal of drugs, medications and other "controlled substances" and, to the extent offered by the Borrowers, the maintenance of cafeteria and other food and beverage facilities or services;

                  (b) administer, maintain and operate (or will cause to be administered, maintained and operated) each Facility as a revenue-producing assisted living facility (or independent living facility, as applicable);

                  (c) to the extent the Borrowers participate in any such programs, maintain and operate each Facility to meet the standards and requirements and to provide healthcare of such quality and in such manner as would enable the Borrowers to participate in, and provide services in connection with, recognized medical and healthcare insurance programs;

                  (d) obtain, maintain and comply with all conditions for the continuance of, all Licenses, including without limitation, Licenses which may at any time be required by the state in which the applicable Facility is located or other appropriate governmental entity, necessary or desirable for the operation of each Facility as an adult assisted living facility (or independent living facility, as applicable); and

                  (e) to the extent the Borrowers presently participate or in the future will participate in such programs, obtain, maintain and comply with all conditions for the continuance of certification from each applicable Governmental Authority that the Borrowers meet all conditions for participation in the Medicare and Medicaid programs.

         Section 7.5  Use of Proceeds

         Use the proceeds of the Loan for the purpose or purposes set forth in Recital G above and Section 8.1 Borrowings and Section 8.14 Distributions to Partners herein and, without the prior written consent of the Administrative Agent for no other purpose or purposes.

         Section 7.6  Insurance

         Provide or cause to be provided to the Administrative Agent and maintain in full force and effect at all times during the term of the Loan, such policies of insurance as may be required by the terms of the Financing Documents from a company or companies, and in form and amounts satisfactory to the Administrative Agent including, by way of example and not by way of limitation, at least the following:

                  (a) During any period of construction in or on an Eligible Project, "builder's risk" insurance, including vandalism and malicious mischief and collapse endorsements in amounts not less than the replacement cost of the Improvements being constructed or of the Property and naming the Administrative Agent on behalf of the Lenders as a loss payee in the mortgagee clause thereof;

                  (b) Casualty or physical damage insurance coverage for each Eligible Project affording protection against loss or damage by fire or other hazards covered by the standard all-risk fire and hazard insurance policy with "extended coverage" endorsement and such other risks as shall be customarily covered with respect to projects similar in construction, location and use as the Property, or as the Administrative Agent may from time to time otherwise require in amounts necessary to prevent the application of any co-insurance provisions of any applicable policies up to an amount not less than the greater of the full insurable value of the Improvements (as defined in the Deed of Trust) or the aggregate principal amount of the Obligations; no policy of insurance shall be written such that the proceeds thereof will produce less than the minimum coverage required by this Section by reason of co-insurance provisions or otherwise; the term "full insurable value" means the actual replacement cost of the Property (as defined in the Deed of Trust) (excluding foundation and excavation costs and costs of underground flues, pipes, drains and other uninsurable items); and as to Eligible Projects naming the Administrative Agent on behalf of the Lenders as loss payee in the mortgagee clause thereof;

                  (c) General public liability insurance in amounts usually carried by similar operations against claims for bodily injury or death and property damage insurance for claims for damage to property (including loss of use) occurring upon, in or about the Property naming the Administrative Agent on behalf of the Lenders as loss payee thereunder, with such insurance to afford protection to the limit of not less than $5,000,000 for the aggregate of all occurrences during any given annual policy period for each Eligible Project;

                  (d) Workers' compensation insurance in accordance with the requirements of applicable law or regulation naming the Administrative Agent on behalf of the Lenders as loss payee thereunder;

                  (e) Business interruption insurance naming the Lenders as additional insureds with respect to each Facility once a certificate of occupancy has been issued for such Facility in an amount equal to at least twelve (12) months' debt service on the applicable Loan; and

                  (f) To the extent that healthcare professionals are employed by any of the Borrowers or the Management Company, medical liability, malpractice and other healthcare professional liability insurance protecting the Borrowers and its employees against claims arising from the professional services performed by the Borrowers or the Management Company and their employees with limits of (i) not less than One Million Dollars ($1,000,000.00) with respect to injury or death for each person or occurrence, and (ii) not less than Three Million Dollars ($3,000,000.00) in the aggregate for claims made for injury or death in any one year, and an umbrella policy insuring against such liability in an aggregate amount of Five Million Dollars ($5,000,000.00). In addition, the Borrowers shall ensure that all healthcare providers with whom any of the Borrowers contracts to provide services at any Facility are insured against claims arising from such services with limits as set forth in clauses
(i) and (ii) above.

         The Borrowers shall file with the Administrative Agent, upon its request, a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby. Each policy of insurance shall (A) be issued by one or more recognized, financially sound and responsible insurance companies approved by the Administrative Agent and which are qualified or authorized by the laws of the state in which the applicable Facility is located to assume the risk covered by such policy, (B) with respect to the insurance described under the preceding subsections (a),
(b) and (f) have attached thereto standard noncontributing, non-reporting mortgagee clauses in favor of and entitling the Lenders without contribution to collect any and all proceeds payable under such insurance, (C) provide that such policy shall not be canceled or modified without at least thirty (30) days prior written notice to the Administrative Agent, and (D) provide that any loss otherwise payable thereunder shall be payable notwithstanding any act of negligence of any of the Borrowers which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment. Unless an escrow account has been established for insurance premiums pursuant to the provisions of a Deed of Trust, the Borrowers shall promptly pay all premiums when due on such insurance and, not less than ten (10) days prior to the expiration date of each such policy, the Borrowers will deliver to the Administrative Agent a renewal policy or policies marked "premium paid" or other evidence of payment satisfactory to the Administrative Agent. The Borrowers will immediately give the Administrative Agent notice of any cancellation of, or change in, any insurance policy. The Lenders shall not, because of accepting, rejecting, approving or obtaining insurance, incur any liability for (i) the existence, nonexistence, form or legal sufficiency thereof, (ii) the solvency of any insurer, or (iii) the payment of losses.

         Section 7.7  Flood Insurance

         If required by applicable law or regulation, provide or cause to be provided to the Administrative Agent a separate policy of flood insurance in the aggregate amount of the applicable Loan or the maximum limit of coverage available with respect to the Property, whichever is the lesser, from a company or companies satisfactory to the Administrative Agent and written in strict conformity with the Flood Disaster Protection Act of 1973, as amended, and all applicable regulations adopted pursuant thereto. In the event that flood insurance is not required by applicable law or regulation to be provided in connection with the applicable Loan or is not otherwise available with respect to the Property, the Borrowers shall supply the Administrative Agent with written evidence, in form and substance satisfactory to the Administrative Agent, to that effect. Any such policy shall provide that the policy may not be surrendered, canceled or substantially modified (including, without limitation, cancellation for nonpayment of premiums) without at least thirty (30) days' prior written notice to any and all insureds named therein, including the Lenders.

         Section 7.8  Maintenance of Properties

         Keep its properties, whether owned in fee or otherwise, or leased, including, without limitation, all of the Property, in good operating condition; make all proper repairs, renewals, replacements, additions and improvements thereto needed to maintain such properties in good operating condition; comply with the provisions of all leases to which it is a party or under which it occupies property so as to prevent any loss or forfeiture thereof or thereunder; and comply with all laws, rules, regulations and orders applicable to its properties or business or any part thereof.

         Section 7.9  Maintenance of the Collateral

         Not permit anything to be done to the Collateral which may impair the value thereof. Any of the Lenders or an agent designated by such Lender, shall be permitted to enter the premises of any of the Borrowers and examine, audit and inspect the Collateral at any reasonable time and from time to time without notice. The Lenders shall not have any duty to, and the Borrowers hereby release the Lenders from, all claims of loss or damage caused by the delay or failure to collect or enforce any of the Accounts or Receivables or to preserve any rights against any other party with an interest in the Collateral.

         Section 7.10  Other Liens, Security Interests, etc.

         Keep the Collateral and the Property free from all liens, security interests and claims of every kind and nature, other than Permitted Liens; provided, the Borrowers may lease office Equipment and other Equipment in the used in normal course of its business for the operation of a Facility provided the total implied cost of such leased Equipment at any Eligible Project shall not exceed $75,000 at any one time.

         Section 7.11  Defense of Title and Further Assurances

         At its expense defend the title to the Collateral (or any part thereof), and promptly upon request execute, acknowledge and deliver any financing statement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document the Administrative Agent may reasonably require in order to perfect, preserve, maintain, protect, continue and/or extend any lien or security interest granted to the Lenders under this Agreement or any of the Security Documents and its priority. The Borrowers shall pay to the Administrative Agent, on demand all taxes, costs and expenses incurred by any of the Lenders, in connection with the preparation, execution, recording and filing of any such document or instrument.

         Section 7.12  Subsequent Opinion of Counsel as to Recording
Requirements

         Provide to the Administrative Agent a subsequent opinion of counsel as to the filing, recording and other requirements with which any of the Borrowers have complied to maintain the liens and security interests in favor of the Lenders in the Collateral in the event that the Borrowers shall transfer its principal place of business or the office where it keeps its records pertaining to the Accounts and Receivables.

         Section 7.13  Books and Records

         Keep and maintain accurate books and records, make entries on such books and records in form reasonably satisfactory to the Administrative Agent disclosing the Lenders' assignment


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of, and security interest in and lien on, the Collateral and all collections received by the Borrowe on its Accounts, furnish to the Administrative Agent promptly upon request such information, reports, contracts, invoices, lists of purchases of Inventory (showing names, addresses and amount owing) and other data concerning Account Debtors and the Borrowers' Accounts and Inventory and all contracts and collection(s) relating thereto as the Administrative Agent may from time to time specify, unless the Administrative Agent shall otherwise consent in writing, keep and maintain all such books and records mentioned in
(a) above only at the addresses listed in EXHIBIT D, and permit any person designated by any of the Lenders to enter the premises of the Borrowers and examine, audit and inspect the books and records at any reasonable time and from time to time.

         Section 7.14  Collections

         Until such time as the Administrative Agent shall notify the Borrowers of the revocation of such privilege following an Event of Default, at its own expense have the privilege for the account of and in trust for the Lenders of collecting its Accounts and receiving in respect thereto all items of payment and shall otherwise completely service all of the Accounts including (i) the billing, posting and maintaining of complete records applicable thereto, and
(ii) the taking of such action with respect to such Accounts as the Administrative Agent may reasonably request or in the absence of such request, as the Borrowers may deem advisable; and in its discretion, grant, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which the Account Debtor may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to an Account. The Administrative Agent may, at its option but solely in accordance with applicable law, at any time or from time to time after the occurrence of an Event of Default hereunder, revoke the collection privilege given to the Borrowers herein by either giving notice of its assignment of, and lien on the Collateral, subject to the provisions of
Section 3.1 Collateral hereof, to the Account Debtors or giving notice of such revocation to the Borrowers.

         Section 7.15  Notice to Account Debtors and Escrow Account

         In the event that (a) a Default or an Event of Default exists, or (b) demand has been made for any or all of the Obligations, promptly upon the request of the Administrative Agent in such form and at such times as reasonably specified by the Administrative Agent, give notice of the Lenders' lien on the Accounts to the Account Debtors requiring those Account Debtors which are permitted by applicable law to make payments thereon directly to the Administrative Agent.

         Section 7.16  Business Names

         Immediately notify the Administrative Agent of any change in the name or names under which they conduct their business.

         Section 7.17  ERISA

         With respect to any pension plan which any of the Borrowers and/or any Commonly Controlled Entity maintains or contributes to, either now or in the future, that: (a) such bonding as is required under ERISA Section 412 will be maintained; (b) as soon as practicable and in any event


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within 15 days after any of the Borrowers or any Commonly Controlled Entity knows or has reason to know that a "reportable event" has occurred or is likely to occur, the Borrowers will deliver to the Administrative Agent a certificate signed by its chief financial officer setting forth the details of such "reportable event"; (c) neither the Borrowers nor any Commonly Controlled
Entity will: (i) engage in or permit any "prohibited transaction" (as defined in ERISA Section 406 or Code Section 4975) to occur; (ii) cause any "accumulated funding deficiency" as defined in ERISA Section 302 and/or Code Section 412;
(iii) terminate any pension plan in a manner which could result in the imposition of a lien on the property of the Borrowers pursuant to ERISA Section 4068; (iv) terminate or consent to the termination of any multiemployer plan;
(v) incur a complete or partial withdrawal with respect to any multiemployer plan within the meaning of ERISA Sections 4203 and 4205; and (d) within 15 days after notice is received by any of the Borrowers or any Commonly Controlled Entity that any multiemployer plan has been or will be placed in "reorganization" within the meaning of ERISA Section 4241, the Borrowers will notify the Administrative Agent to that effect. Upon the Administrative Agent's request, the Borrowers will deliver to the Administrative Agent a copy of the most recent actuarial report, financial statements and annual report completed with respect to any "defined benefit plan", as defined in ERISA Section 3(35).

         Section 7.18  Change in Management

         Notify the Administrative Agent in advance of any change of the Management Company for any Facility.

         Section 7.19  Management

         (a) Subject to the terms of (i) the Management Fee Subordination Agreement by and among SEAL, SALMI and the Administrative Agent dated December 23, 1997 as amended and confirmed pursuant to the Confirmation of and Amendment to Security Documents of even date herewith or (ii) any Management Fee Subordination Agreement signed in connection with a Facility Closing (individually or collectively, the "Management Fee Subordination Agreement"), the Borrowers shall cause SALMI to agree to subordinate payment of any and all management fees under, or in connection with, the Management Agreement (the "Management Fees") to payment of the Obligations, in accordance with the terms and conditions of one or more subordination agreements in form and content acceptable to the Administrative Agent in its reasonable discretion, and not amend, restate, supplement, terminate, cancel or otherwise modify any of the terms or conditions of such Management Agreement, in any material respect, without the prior written consent of the Administrative Agent, and (b) terminate the Management Agreement upon receipt of notice from the Administrative Agent directing the Borrowers to terminate the Management Agreement after the occurrence of an Event of Default, and, if requested to do so by the Administrative Agent, enter into a management agreement for the management of any Facility with an independent manager. The Management Agreement shall be approved in writing by the Administrative Agent prior to execution. A fully executed copy of the Management Agreement shall be delivered to the Administrative Agent by the Borrowers promptly after it is signed.

         Section 7.20  Surveys

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

         Upon the Administrative Agent's request from time to time as construction of a Facility progresses and upon the completion of the construction of the Improvements, the Borrowers shall furnish the Administrative Agent with a Survey with a current certification to the Administrative Agent by a registered land surveyor of the jurisdiction in which the Land is located. At any time the Borrowers are required to furnish a Survey to the Administrative Agent pursuant to the terms of this Agreement, the Borrower shall also furnish an original print thereof to the title insurance company and such Survey shall not be sufficient for the purposes of this Agreement unless and until the title insurance company shall advise the Administrative Agent, by endorsement to the title insurance policy or otherwise, that the Survey discloses no violations, encroachments or other variances from applicable set-backs or other restrictions except such as the Administrative Agent and its counsel shall approve.

         Section 7.21  Inspections; Cooperation; Payment of Inspecting Engineer

         The Borrowers shall permit the Lenders and their duly authorized representatives (including, without limitation, the Inspecting Engineer) to enter upon any of the Land, to inspect the Improvements and any and all materials to be used in connection with the development of any of the Land and/or the construction of the Improvements, to examine all detailed plans and shop drawings and similar materials as well as all records and books of account maintained by or on behalf of the Borrowers relating thereto and to discuss the affairs, finances and accounts pertaining to any Facility and any of the Improvements with representatives of the Borrowers. The Borrowers shall at all times cooperate and cause the General Contractor and each and every one of its subcontractors and materialmen to cooperate with the Lenders and their duly authorized representatives (including, without limitation, the Inspecting Engineer) in connection with or in aid of the performance of the Administrative Agent's or Lenders' functions under this Agreement. The reasonable fees of any Inspecting Engineer engaged or employed by the Administrative Agent in connection with or in aid of the performance of the Administrative Agent's or the Lenders' functions under this Agreement shall be paid by the Borrowers.

         Section 7.22  Vouchers and Receipts

         The Borrowers shall furnish to the Administrative Agent, promptly on demand, any contracts, bills of sale, statements, receipted vouchers or agreements pursuant to which any of the Borrowers has any claim of title to any materials, fixtures or other articles delivered or to be delivered to the Land or incorporated or to be incorporated into any of the Improvements. The Borrowers shall furnish to the Administrative Agent, promptly on demand, a verified written statement, in such form and detail as the Administrative Agent may require, showing all amounts paid for labor and materials and all items of labor and materials furnished or to be furnished for which payment has not been made and the amounts to be paid therefor.

         Section 7.23  Payments for Labor and Materials

         The Borrowers shall pay when due all bills for services or labor performed and materials supplied in connection with the development of the Land and the construction of the Improvements. In the event any mechanics' lien or other lien or encumbrance shall be filed or attached against the Property without the prior written consent of the Administrative Agent in each instance, the Borrowers covenant and agree that, within thirty (30) days after receipt of



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notice from any source of the filing of such lien, the Borrowers will promptly discharge the same by payment or filing bond or otherwise as permitted by law; and if the Borrowers fail to do so, the Administrative Agent may, at its option, in addition to, and not in limitation of, all other rights and remedies of the Administrative Agent in the Event of Default by the Borrowers, and without regard to the priority of said mechanics' lien or other lien or encumbrance, pay the same, and all amounts expended by the Administrative Agent for such purpose shall constitute loans to the Borrowers and shall be secured by the Deed of Trust and the other Financing Documents, and be due and payable forthwith by the Borrowers to the Administrative Agent with interest thereon at the Reimbursement Rate provided for in the Deed of Trust.

         Section 7.24  Correction of Construction Defects

         Promptly following any demand by the Administrative Agent, the Borrowers shall correct or cause the correction of any structural defects in the Improvements and any material departures or deviations from the Plans and Specifications, as determined by the Administrative Agent in its sole but reasonable discretion, not approved in writing by the Administrative Agent.

         Section 7.25  Fees and Expenses; Indemnity

         Pay all reasonable fees, charges, costs and expenses required to satisfy the conditions of the Financing Documents. The Borrowers shall hold the Lenders harmless and indemnify the Lenders against all claims of brokers and "finders" arising by reason of the execution and delivery of the Financing Documents or the consummation of the transaction contemplated hereby.

         Section 7.26  Governmental Surveys or Inspections

         Furnish to the Administrative Agent upon its request, within thirty
(30) days of receipt thereof, copies of any and all annual surveys or inspections performed by any Governmental Authority or accreditation or certification organization with respect to any Facility.

         Section 7.27   Cost Reports

         Prepare and file all applicable cost reports to all third-party payors, if any, to the extent required by any such third-party payor and, within thirty (30) days thereafter, notify the Administrative Agent of any settlement of any cost report disclosed to the Administrative Agent as being open or unsettled as of the Closing Date to the extent any such cost report would have a materially adverse effect on the Borrowers.

         Section 7.28  Updated Appraisals

         In addition, the Administrative Agent shall have the right but not the obligation to require annual updated appraisals of any or all the Property and the Facilities, which appraisals shall be prepared by an appraiser or appraisers designated by the Administrative Agent and shall be in all respects reasonably acceptable to the Administrative Agent which appraisals shall include, if deemed necessary by the Administrative Agent, in its reasonable discretion, updated discounted cash flow analysis, inspections of and commentary on the physical status of the applicable Facility and an engineering review. The basis of the appraisal calculations shown on such


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

appraisal reports and all other aspects of the appraisal reports must be satisfactory to the Administrative Agent in all material respects. The release of such appraisal reports by the Administrative Agent to the Borrowers shall be at the Administrative Agent's sole option if the Borrowers have not paid the cost of such appraisal. If the Borrowers have paid the cost of the appraisal, a copy of the appraisal will be provided to the Borrowers upon their signing of the Administrative Agent's standard appraisal release letter provided an Event of Default has not occurred and is not continuing. The Borrowers shall reimburse the Administrative Agent upon demand for all costs and expenses incurred by any of the Lenders with respect to the preparation and review of all future appraisals required pursuant to the terms hereof, if either (i) such appraisal is required by law or banking regulation, (ii) an event of default has occurred under the Financing Documents, or (iii) the Administrative Agent has reason to believe a change in value has occurred in the Facility being appraised due to an adverse change in the Facility's occupancy status or operating performance.

         Section 7.29 Notification of Certain Events, Events of Default and Adverse Developments

         Promptly give written notice to the Administrative Agent who will forward a copy of the notice to the Lenders upon obtaining knowledge of the occurrence of any of the following:

                  (a)      any Event of Default under the Financing Documents;

                  (b) any event, development or circumstance whereby the financial statements furnished under the Financing Documents fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of the Borrowers;

                  (c) any judicial, administrative or arbitral proceeding pending against any of the Borrowers or any judicial or administrative proceeding known by the Borrowers to have been threatened against any of them in a written communication which threatened proceeding, if adversely decided, could cause a Material Adverse Change in any of the Borrowers;

                  (d) the revocation, suspension, probation, restriction, limitation or refusal to renew, or any administrative procedure then in process for the revocation, suspension, probation, restriction, limitation, or refusal to renew, of any License, or the decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew, or the pending, decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew or any administrative procedure then in process for any participation or eligibility in any third party payor program in which any of the Borrowers elects to participate, including, without limitation, Medicare, Medicaid or other private insurer programs or any accreditation of any of the Borrowers, or the issuance or pending issuance of any License for a period of less than twelve (12) months, as a consequence of sanctions imposed by any Governmental Authority, or the assessment or pending assessment, of any civil or criminal penalties by any Government Authority, any third party payor or any accreditation organization or Person, which could materially adversely affect the financial condition or operations of any of the Borrowers or an Affiliate (present or prospective) as determined by the Administrative Agent, in its sole but reasonable discretion;

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

                  (e) any action, including, but not limited to, the filing of any certificate of need application if required by law, the amendment of any facility license or certification, or the issuance of any new license or certification for any Facility, under which any of the Borrowers proposes (i) to develop a new facility or service and/or (ii) eliminate, materially expand or materially reduce any service;

                  (f) any actual contingent liability or a potential contingent liability threatened or noticed in a written communication to any of the Borrowers of $50,000 or more per Facility;

                  (g) any other development in the business or affairs of the Borrower results in a Material Adverse Change; and

                  (h) in each case listed in clauses (a) through (g), inclusive, of this Section describing in detail satisfactory to the Administrative Agent the nature thereof and, in the case, if any, of notification under clause (a), the action the Borrowers propose to take with respect thereto or a statement that the Borrowers intend to take no action and an explanation of the reasons for such inaction. In addition, the Borrowers will furnish to the Administrative Agent immediately after receipt thereof copies of all administrative notices material to Borrowers' business and operation of any Facility and all responses by or on behalf of the Borrowers with respect to such administrative notices.

         Section 7.30  Compliance with Environmental Laws

         If any Hazardous Materials are used, present or generated on any real property owned or controlled by any of the Borrowers or for which any of the Borrowers are responsible, such Borrower shall use, process, distribute, handle, maintain, treat, store, dispose of and transport such substance in compliance with all applicable laws, including, but not limited to, those regulating PCB's, underground storage tanks, radon and medical waste tracking, as well as any laws that are enacted after the date of this Agreement.

         Section 7.31  Hazardous Materials; Contamination

         (a) Give notice to the Administrative Agent within five (5) Banking Days of any of the Borrowers' acquiring knowledge of the presence of any Hazardous Materials on any property owned or controlled by any of the Borrowers or for which any of the Borrowers is responsible or of any Hazardous Materials Contamination with a full description thereof, except for reasonable quantities of necessary supplies for use by the Borrowers in the ordinary course of their current line of business and stored, used and disposed of in accordance with applicable Laws; (b) promptly comply with any laws requiring special handling, maintenance, servicing, removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide the Administrative Agent upon request with satisfactory evidence of such compliance; (c) provide the Administrative Agent, within thirty (30) days after a demand by the Administrative Agent, with a bond, letter of credit or similar financial assurance evidencing to the Administrative Agent's satisfaction that funds are available to pay the cost of removing, treating, and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any lien which may be established as a result thereof on any property owned,


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operated or controlled by any of the Borrowers or for which any of the
Borrowers are responsible; and (d) defend, indemnify and hold harmless the Lenders and each of their agents, employees, trustees, successors and assigns from any and all claims which may now or in the future (whether before or after the termination of this Agreement) be asserted as a result of the presence of any Hazardous Materials on any property owned, operated, controlled or managed by any of the Borrowers for which any of the Borrowers are responsible for any Hazardous Materials Contamination.

         Section 7.32  Participation in Reimbursement Programs

         In the event any of the Borrowers elects to participate in any or all plans and/or programs for third party payment and/or reimbursement, and the revenues derived from a single plan or program exceed ten percent (10%) of the gross revenues of the applicable Facility, such Borrower will continue its participation in any and all such plans and/or programs for third party payment and/or reimbursement from, and claims against, private insurers or programs for payment and/or reimbursement from federal, state and local governmental agencies and/or private or quasi-public insurers, including, without limitation, Managed Care Plans, Medicaid and Medicare and the Veterans Administration (as determined by the Borrowers in the good faith exercise of their prudent and commercially reasonable business judgment). While participating in such plans, the Borrowers shall comply with any and all rules, regulations, standards, procedures and decrees necessary to maintain the Borrowers' participation in any such third party payment or reimbursement program or plan.

         Section 7.33  Minimum Pool A Projects

         At least 83% of the number of Eligible Projects in the Borrowing Base at any one time shall qualify as Pool A Projects.

         Section 7.34  Subordination of Distributions and Management Fees

         Subordinate, and cause the partners or members of each of the Borrowers to subordinate, all distributions of the Borrowers to principal and interest payments on the Loan; provided, however, that the Borrowers may pay distributions to partners or members of the Borrowers in accordance with
Section 8.14 Distributions to Partners prior to the occurrence of an Event of Default and so long as the payment of any such distributions will not result in the occurrence of an Event of Default. Subordinate the payment of management fees with respect to each Facility pursuant to the terms of all Management Fee Subordination Agreement (as the same may be modified from time to time) by and among any of the Borrowers, the Administrative Agent and the Management Company.

         Section 7.35  Depository Bank

         The Borrowers shall maintain its primary operating accounts, including those accounts containing the Liquid Assets, if any required pursuant to
Section 8.14 Distributions to Partners with the Administrative Agent or one of the other Lenders; provided that such Lender shall agree that it will exercise any right of set-off against such account to pay the Obligations (unless the exercise of such right would prejudice other remedies of the Lenders in any jurisdiction) prior to



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applying them to any other indebtedness owed to such Lender and provided such
Administrative Agent or other Lender pays commercially competitive rates on the Borrowers' funds.

         Section 7.36  Copies of Notices

         Promptly following the giving or receipt by any of the Borrowers of any notice given to or received from the General Contractor or any subcontractor or materialman with respect to the Property, if such notice concerns any default or failure to perform by any party, or relates to any matter requiring the Administrative Agent's or the Lenders' approval under this Agreement, the Borrowers shall forward to the Administrative Agent copies of any such notice.

         Section 7.37  Year 2000 Compliance.

         The Borrowers will promptly notify Administrative Agent in the event Borrowers determine that any computer application which is material to the operations of any Borrower, their subsidiaries or any of their material vendors or suppliers will not be fully Year 2000 compliant (as such term is defined in Section 5.31 Year 2000.) on a timely basis, except to the extent that such failure could not reasonably be expected to have a material adverse effect upon the financial condition of any Borrower.

                                  ARTICLE VIII

                         NEGATIVE COVENANTS OF BORROWER

         Until payment in full and the performance of all of the Obligations, without the prior written consent of the Administrative Agent as permitted pursuant to the Agency Agreement, the Borrowers will not directly or indirectly:

         Section 8.1   Borrowings

         Create, incur, assume or suffer to exist any liability for borrowed money other than the Credit Facility, Equipment leases permitted by the terms of this Agreement or unsecured loans from Affiliates which are fully subordinated (either by their terms or by separate written agreement) to the Credit Facility and bearing interest at a rate no higher than that then applicable to the Credit Facility; provided, however, so long as no Event of Default has occurred or will occur upon the payment of interest on such indebtedness under the Financing Documents, the Borrowers may make scheduled payments of interest on such debt and may, with the prior written consent of the Administrative Agent, use proceeds of the Loan to make payments on such loans from Affiliates if the loans were for the purpose of financing the acquiring or constructing an Eligible Project.

         Section 8.2   Deeds of Trust and Pledges

         Create, incur, assume or suffer to exist any deed of trust, mortgage, pledge, Lien or other encumbrance of any kind upon, or any security interest in, any of its property or assets, including the Collateral, whether now owned or hereafter acquired.

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         Section 8.3  Sale or Transfer of Assets

         Directly or indirectly enter into any arrangement whereby any of the Borrowers shall sell, lease, transfer, assign or otherwise dispose of more than $50,000 of assets in connection with any Eligible Project in any one year other than (a) sales or other disposition of assets in the ordinary course of business for value, provided the proceeds thereof are used to pay down one or more of the Loans or the asset sold or disposed of is replaced by one of equal or greater value or (b) the transfer of an Eligible Project or the sale of an Eligible Project, in either case, in which case the Borrowing Base will be reduced by the availability attributed to such Facility.

         Section 8.4  Other Liens; Transfers; "Due-on-Sale"; etc.

         The Borrowers shall not, without the prior written consent of the Administrative Agent, create or permit to be created or remain with respect to any of the Property or any part thereof or income therefrom, any mortgage, pledge, lien, encumbrance or charge, or security interest, or conditional sale or other title retention agreement, whether prior or subordinate to the lien of the Financing Documents, other than in connection with the Financing Documents or as otherwise provided or permitted therein. Except for any grant, conveyance, sale, assignment or transfer in the ordinary course of the Borrowers' business and which is specifically conditioned upon the release of record of the lien of the Deed of Trust and the other Financing Documents as to that portion of the Property granted, conveyed, sold, assigned or transferred, the Borrowers shall not, without the prior written consent of the Administrative Agent, make, create, permit or consent to any conveyance, sale, assignment or transfer of any of the Property or any part thereof, other than in connection with the Financing Documents or as otherwise provided or permitted therein.

         Section 8.5  Advances and Loans

         Make loans or advances to any Person, including, without limitation, Affiliates, partners and employees of the Borrowers.

         Section 8.6  Contingent Liabilities

         Assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except by the endorsement of negotiable instruments for deposit and collection or similar transactions in the ordinary course of business.

         Section 8.7  Licenses

         Allow any Licenses, permit, right, franchise or privilege necessary for the ownership or operation of any Facility for the purposes for which any Facility is intended to be used to lapse, be suspended or be forfeited unless solely due to administrative delay by the licensing authority.

         Section 8.8  ERISA Compliance

         (a) Restate or amend any Plan established and maintained by the Borrowers or any Commonly Controlled Entity and subject to the requirements of ERISA, in a manner designed to disqualify such Plan and its related trusts under the applicable requirements of the Code; (b) permit any partners of the Borrowers or any Commonly Controlled Entity to materially adversely




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affect the qualified tax-exempt status of any Plan or related trusts of the
Borrowers or any Commonly Controlled Entity under the Code; (c) engage in or permit any Commonly Controlled Entity to engage in any Prohibited Transaction;
(d) incur or permit any Commonly Controlled Entity to incur any Accumulated Funding Deficiency, whether or not waived, in connection with any Plan; (e) take or permit any Commonly Controlled Entity to take any action or fail to take any action which causes a termination of any Plan in a manner which could result in the imposition of a lien on the property of the Borrowers or any Commonly Controlled Entity pursuant to Section 4068 of ERISA; (f) fail to notify the Administrative Agent that notice has been received of a "termination" (as defined in ERISA) of any Multiemployer Plan to which the Borrower or any Commonly Controlled Entity has an obligation to contribute; (g) incur or permit any Commonly Controlled Entity to incur a "complete withdrawal" or "partial withdrawal" (as defined in ERISA) from any Multiemployer Plan to which the Borrower or any Commonly Controlled Entity has an obligation to contribute; or (h) fail to notify the Administrative Agent that notice has been received from the administrator of any Multiemployer Plan to which the Borrower or any Commonly Controlled Entity has an obligation to contribute that any such Plan will be placed in "reorganization" (as defined in ERISA).

         Section 8.9  Transfer of Collateral

         Transfer, or permit the transfer, to another location of any of the Collateral or the books and records related to any of the Collateral; provided, however, that the Borrowers may transfer the Collateral or the books and records related thereto to another location if the Borrowers shall have provided to the Administrative Agent prior to such transfer an opinion of counsel addressed to the Administrative Agent to the effect that the Lenders' perfected security interest shall not be affected by such move or if it shall be affected, setting forth the steps necessary to continue the Lender's perfected security interest together with the commencement of such steps by the Borrowers at its expense.

         Section 8.10  Sale of Accounts or Receivables

         Sell, discount, transfer, assign or otherwise dispose of any of its Accounts or Receivables of any Facility, such as accounts receivable, notes receivable, installment or conditional sales agreements or any other rights to receive income, revenues or moneys, however evidenced.

         Section 8.11  Amendments; Terminations

         Amend or terminate or agree to amend or terminate any License, the Management Agreement, or any participation agreement which exceeds 10% of the gross revenue of the applicable Facility, or except in the ordinary course of business any other Management Contracts and Operating Agreements which may have been entered into by the Borrowers with respect to any Facility and which exceeds 10% of its gross revenue, or consent to or waive any material provisions thereof.

         Section 8.12  Prohibition on Hazardous Materials

         Place, manufacture or store or permit to be placed, manufactured or stored, any Hazardous Materials on any property owned, controlled or operated by the Borrowers or any


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Wholly Owned Subsidiary or for which the Borrowers or
any Wholly Owned Subsidiary is responsible, except for reasonable quantities of necessary supplies for use by the Borrowers or any Wholly Owned Subsidiary in the ordinary course of its current line of business and stored, used and disposed of in accordance with applicable Laws.

         Section 8.13  Subsidiaries

         Create or otherwise acquire any subsidiaries other than Wholly Owned Subsidiaries which are Additional Borrowers.

         Section 8.14  Distributions to Partners or Members

                  (a) Make any distributions of net operating income to partners or members of any of the Borrowers unless no Event of Default exists, and at such time or times as the Borrowers have on a consolidated basis, both before and after the distribution, at least $5,000,000 in Liquid Assets plus, at such time or times as ten (10) or more of the Eligible Projects are not a Stabilized Facilities, the Borrowers shall have on a consolidated basis an additional $5,000,000 in Liquid Assets; provided, however, that after deducting the amount of such distribution from the EBITDA (the "Adjusted EBITDA") of the Stabilized Facilities in the aggregate, the Borrowers' consolidated ratio of Adjusted EBITDA to Debt Service for the Stabilized Facilities in the aggregate shall not be less than 1.0 to 1.0. For the purposes of computing EBITDA and Debt Service, the period measured shall be on a rolling four-quarters basis. Distributions may be made only within thirty (30) days of the end of a fiscal quarter.

                  (b) Make a distribution to partners or members of any of the Borrowers from proceeds of the Loan as a repayment of equity in an Eligible Project unless the Borrowers give advance written notice to the Administrative Agent of the amount of such proposed distribution and the Administrative Agent acknowledges in writing the availability of equity to make such a distribution.

         Section 8.15  Mergers or Acquisitions

         Enter into any merger or consolidation or amalgamation, wind up or dissolve itself (or suffer any liquidation or dissolution), or acquire all or substantially all of the assets of any person, firm, joint venture or corporation except to acquire a Wholly Owned Subsidiary.

         Section 8.16  Partnership Interests

         Repurchase, redeem or retire any partnership or membership interest any of in the Borrowers.

         Section 8.17  Impairment of Security

         The Borrowers shall take no action which shall impair in any manner the value of any of the Property or the validity, priority or security of any Deed of Trust.

         Section 8.18  Conditional Sales

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         The Borrowers shall not incorporate in the Improvements any property acquired under a conditional sales contract, or lease, or as to which the vendor retains title or a security interest, without the prior written consent of the Administrative Agent.

         Section 8.19  Changes to Plans and Specifications

         After review and approval of a Total Development Budget by the Administrative Agent, the Borrowers shall not permit any change order increasing the price of the Improvements for an Eligible Project by more than $50,000 for any one change order or by more than 10% of the total hard cost portion of the Total Development Budget in the aggregate or materially altering the scope of the Improvements, without the prior written consent of the Administrative Agent which consent will not be unreasonably withheld and provided such changes will not cause the Facility not to qualify as a Pool A Project.

         Section 8.20  Construction Contract; Construction Management

         The Borrowers shall not execute any contract or agreement or become a party to any arrangement for the construction of any Improvements or for construction management services with respect to any Property without the prior written consent of the Administrative Agent.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

         The occurrence of one or more of the following events shall be "Events of Default" under this Agreement, and the terms "Event of Default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

         Section 9.1  Failure to Pay and/or Perform the Obligations

         The Borrowers shall fail to (a) make any payment of interest on the Note, or (b) pay any of the other Obligations including but not limited to the Expense Payments and Liquidation Costs and such failure continues for more than five (5) calendar days after notice thereof by the Administrative Agent, except with regard to payment of (a) any Borrowing Base Deficiency which shall be due as provided in Section 2.1 The Loan hereof, and (b) amounts due at maturity for which no notice or cure period shall be required to be given.

         Section 9.2  Breach of Representations and Warranties

         Any material representation or warranty made in this Agreement or in any report, certificate, opinion (including any opinion of counsel for the Borrowers), financial statement or other instrument furnished in connection with the Obligations or with the execution and delivery of any of the Financing Documents, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

         Section 9.3  Failure to Comply with Covenants

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
         Default shall be made by the Borrowers in the due observance and performance of any covenant, condition or agreement contained in Article VII hereof (except for Section 7.8 Maintenance of Properties, Section 7.9 Maintenance of the Collateral, Section 7.10 Other Liens, Security Interests, etc., Section 7.17 ERISA) or in ARTICLE VIII hereof.

         Section 9.4  Failure to Comply with Books and Records

         Default shall be made by the Borrowers in the due observance or performance of Section 7.13 Books and Records, which default shall remain unremedied, and the Borrowers shall cure such default promptly, but in no event more than ten (10) days after written notice thereof to the Borrowers by the Administrative Agent.

         Section 9.5  Other Defaults

         Default shall be made by the Borrowers in the due observance or performance of any other term, covenant or agreement other than as set forth in this Article IX, which default shall remain unremedied for more than thirty
(30) days after written notice thereof to the Borrowers by the Administrative Agent, unless the nature of the failure is such that (a) it cannot be cured within the thirty (30) day period, and (b) the Borrowers institute corrective action within the thirty (30) day period and (c) the Borrowers diligently pursue such action and complete the cure within ninety (90) days.

         Section 9.6  Default Under Other Financing Documents

         A Default shall occur under any of the other Financing Documents, and such Default is not cured within any applicable grace period provided therein.

         Section 9.7  Receiver; Bankruptcy

         An Act of Bankruptcy occurs with respect to the Borrowers or any of the Borrowers becomes generally unable to pay its debts as they become due; provided, however, if a proceeding with respect to an Act of Bankruptcy is filed or commenced against any of the Borrowers, the same shall not constitute an Event of Default if such proceeding is dismissed within sixty (60) days from the date of such Act of Bankruptcy.

         Section 9.8  Judgment

         Any judgment against any of the Borrowers of $250,000 or more or any attachment or other levy against any property of any of the Borrowers remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days after the same shall have been issued.


         Section 9.9  Execution; Attachment

         Any execution or attachment shall be levied against the Collateral, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.

         Section 9.10  Default Under Other Borrowings

                  (a) Default which continues beyond any applicable grace period shall be made under any obligation of or guaranteed by any of the Borrowers equal to or greater than $250,000, if the effect of such default is to accelerate the maturity of such obligation or to permit the holder or obligee thereof to cause such obligation to become due prior to its stated maturity.

                  (b) Default shall be made under any obligation equal to or greater than $1,000,000 of a consolidated Affiliate, which is otherwise non-recourse to the Borrowers if the holder or obligee of such obligation has commenced action on any of the remedies available to it under the obligation.

         Section 9.11  Material Adverse Change

         If the Administrative Agent in its reasonable discretion determines that a Material Adverse Change has occurred in the financial condition of any of the Borrowers; provided, however, that such Default may be cured if only one Borrower is affected, such Borrower owns only one Eligible Project and such Eligible Project is excluded from the calculation of the Borrowing Base.

         Section 9.12  Impairment of Position

         If the Administrative Agent in its reasonable discretion determines that an event has occurred which impairs the prospect of payment of the Obligations and/or the value of the Facilities or the Collateral.

         Section 9.13  Change in Status or Ownership

         Any of the Borrowers is dissolved, merged, consolidated or reorganized, or any change occurs in the ownership of any of the Borrowers or any Subsidiary without the prior written consent of the Administrative Agent.

         Section 9.14  Zoning

         Any change in any zoning ordinance or any other public restriction is enacted, limiting or defining the uses which may be made of any of the Property or a part thereof, such that the use of any of the Property, as specified herein, would be in material violation of such restriction or zoning change unless the Borrower excludes the affected Eligible Project from the calculation of the Borrowing Base.

         Section 9.15  Change in Management

         The Management Agreement is terminated without the prior written consent of the Administrative Agent.

         Section 9.16  Licenses

         The involuntary, imposed or required revocation, suspension, probation, restriction, limitation or refusal to renew, or the pending revocation, suspension, probation, restriction,


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
limitation, of, or refusal to renew, of any License; other than in the ordinary course of business or to the extent that the Borrowers deem such action to be, in the exercise of prudent business judgment, in the best interest of Borrowers, the decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew, or the pending decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew any participation or eligibility in any third party payor program in which the Borrowers elect to participate, including, without limitation, the Medicaid or Medicare programs; or the issuance or pending issuance of any License for a period of less than twelve (12) months as a consequence of any sanctions imposed by any Governmental Authority; or the assessment or pending assessment, of any civil or criminal penalties by any Governmental Authority, any third party payor or any accreditation organization or person. Without limiting the generality of the foregoing, the failure of the Borrowers to obtain an operating license for any Facility within sixty (60) days of the issuance of the certificate of occupancy for such Facility.

         Section 9.17  Damage to Improvements

         At any time prior to the issuance of a certificate of occupancy or completion therefor, any of the Improvements are substantially damaged or destroyed by fire or other casualty and the Administrative Agent determines in good faith that such Improvements cannot be restored and completed in accordance with the terms and provisions of the Deed of Trust unless the Borrower excludes the affected Eligible Project from the Borrowing Base.

         Section 9.18  Disclosure of Contractors

         The Borrowers shall fail to disclose to the Administrative Agent, upon demand, the names of all persons with whom the Borrowers have contracted or intends to contract for the construction of the Improvements or for the furnishing of labor or materials therefor.

         Section 9.19  Mechanic's Lien

         A lien for the performance of work or the supply of materials which is perfected against any of the Land remains unsatisfied or un-bonded or for which no other arrangements satisfactory to the Administrative Agent have been made for a period of thirty (30) days after notice to the Borrowers from any source of the filing of such Lien unless the Borrowers exclude the affected Eligible Project from the Borrowing Base.

         Section 9.20  Survey Matters

         Any Survey required by the Lenders during the period of construction shows any matters not approved by the Administrative Agent and such matters not approved are not removed within 30 days after Notice thereof by the Administrative Agent to the Borrowers unless the Borrower excludes the affected Eligible Project from the Borrowing Base.

         Section 9.21  General Contractor Default

         The General Contractor shall have defaulted under any Construction Contract, which default the Administrative Agent, in its sole discretion, shall deem substantial, and the Borrowers, after thirty (30) days Notice from the Administrative Agent, shall fail to commence exercising any resulting right or remedy to which it may be entitled thereunder and diligently pursue such right or remedy unless the Borrower excludes the affected Eligible Project from the Borrowing Base.

         Section 9.22  Compliance with Law

         The Borrowers fail to comply with any requirement of any Governmental Authority having jurisdiction within the time required by such Governmental Authority; or any proceeding is commenced or action taken to enforce any remedy for a violation of any requirement of a Governmental Authority or any restrictive covenant affecting the Property or any part thereof.

                                    ARTICLE X

                        RIGHTS AND REMEDIES UPON DEFAULT

         Section 10.1  DEMAND; ACCELERATION

         THE OCCURRENCE OR NONOCCURRENCE OF AN EVENT OF DEFAULT UNDER THIS AGREEMENT SHALL IN NO WAY AFFECT OR CONDITION THE RIGHT OF THE LENDERS TO DEMAND PAYMENT AT ANY TIME OF ANY OF THE OBLIGATIONS WHICH ARE PAYABLE ON DEMAND REGARDLESS OF WHETHER OR NOT AN EVENT OF DEFAULT HAS OCCURRED. Upon the occurrence of an Event of Default, and in every such event and at any time thereafter, the Administrative Agent may declare the Obligations due and payable, without presentment, demand, protest, or any notice of any kind, all of which are hereby expressly waived, anything contained herein or in any of the other Financing Documents to the contrary notwithstanding.

         Section 10.2  Further Advances; Immediate Acceleration

         Following an Event of Default the Administrative Agent may from time to time without notice to the Borrowers suspend, terminate or limit any further advances under the Loan or other extensions of credit under this Agreement and under any of the other Financing Documents. Further, upon the occurrence of an Event of Default or Default specified in Section 9.7 Receiver; Bankruptcy above, the unpaid principal amount of the Note (with accrued interest thereon) and all other Obligations then outstanding, shall immediately become due and payable without further action of any kind and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers.

         Section 10.3  Specific Rights With Regard to Collateral

         Following an Event of Default, in addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, the Administrative Agent may, without notice to the Borrowers and subject to the terms of the Agency Agreement:

                  (a) assign any and all Operating Agreements and Management Contracts to any Person designated by the Administrative Agent, and/or exercise all rights and privileges of


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
the Borrowers under such contracts and agreements for the purpose of realizing on the Collateral and to the extent and for the time required to realize the value of the Collateral;

                  (b) to the extent permitted by applicable law, assume such management, operation and control of the Property to the extent and for the time necessary to realize the value of the Collateral;

                  (c) cause the Borrowers to engage, contract with, and/or hire qualified service, billing, collection and other such agents, organizations and companies acceptable to the Administrative Agent to collect and/or realize upon any or all of the Collateral and to remit the proceeds to the Administrative Agent;

                  (d) subject to applicable state and federal laws pertaining to resident confidentiality, request any Account Debtor obligated on any of the Accounts to make payments thereon directly to the Administrative Agent to the extent permitted by applicable law, with the Administrative Agent taking control of the cash and non-cash proceeds thereof and/or direct the Borrowers to (and the Borrowers shall) turn over to the Administrative Agent immediately following receipt all payments with respect to the Collateral in the form received (with the addition of all necessary endorsements) and not to deposit, negotiate or otherwise deal with those payments;

                  (e) compromise, extend or renew any of the Collateral or deal with the same as it may deem advisable;

                  (f) make exchanges, substitutions or surrenders of all or any part of the Collateral;

                  (g) remove from any of the Borrowers' places of business all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Lenders, make such use of the Borrowers' place of business as may be reasonably necessary to administer, control and collect the Collateral;

                  (h) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral;

                  (i) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral;

                  (j) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;

                  (k) endorse the name of any of the Borrowers upon any items of payment relating to the Collateral or on any Proof of Claim in Bankruptcy against an Account Debtor; and

                  (l) notify the Post Office authorities to change the address for the delivery of mail to the Borrowers to such address or Post Office Box as the Administrative Agent may designate and receive and open all mail addressed to the Borrowers.

         In addition, the Borrowers shall, following an Event of Default promptly, upon request, execute and deliver to the Administrative Agent written assignments, to the extent permitted by applicable law, in form and content acceptable to the Administrative Agent, of specific Accounts or groups of Accounts; provided, however, that the lien and/or security interest granted to the Lenders under this Agreement shall not be limited in any way to or by the inclusion or exclusion of Accounts within such assignments. Such Accounts shall secure payment of the Obligations and are not sold to the Lenders whether or not any assignment thereof, which is separate from this Agreement, is in form absolute.

         Following an Event of Default, the Lenders may also direct the Borrowers to appoint a manager for any or all of the Facilities and enter into a management agreement with one or more management companies approved by the Lenders, the terms of which agreement shall be approved by the Lenders.

         Section 10.4  Performance by Lenders

         Following an Event of Default, the Administrative Agent without the necessity of prior notice to or demand upon the Borrowers and without waiving or releasing any of the Obligations or any Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Borrowers, and may enter upon the premises of the Borrower for that purpose and take all such action thereon as the Administrative Agent may consider necessary or appropriate for such purpose. The Administrative Agent will give the Borrowers notice, at least subsequently, of any such performance by the Administrative Agent. All sums so paid or advanced by the Administrative Agent and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection therewith (the "Expense Payments") together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate shall be paid by the Borrowers to the Administrative Agent on demand and shall constitute and become a part of the Obligations.

         Section 10.5  Remedies on Default

         The Administrative Agent shall have the right, upon the happening of any Event of Default, to terminate this Agreement by Notice from the Administrative Agent to the Borrowers and, in addition to any rights or remedies available to them under the Deed of Trust or any of the other Financing Documents, to enter into possession of any of the Property and perform any and all work and labor necessary to complete the development of such Land and the construction of the Improvements thereon (whether or not in accordance with the Plans and Specifications therefor) and to employ watchmen to protect the Property and the Improvements. All sums expended by the Lenders for such purposes shall be deemed to have been advanced to the Borrowers under the Note and shall be secured by the Deeds of Trust and the Collateral. For this purpose, the Borrowers hereby constitute and appoint the Lenders, or the Administrative Agent on behalf of the Lenders, its true and lawful attorney-in-fact with full power of substitution to complete work on any Eligible Project in the name of the Borrowers, and hereby empowers said attorney or attorneys as follows:

                  (a) To use any funds of any of the Borrowers including any balance which may be held in escrow and any funds which may remain un-advanced under any of the Loan for the purpose of completing the development of any of the Land and the construction of any of the Improvements, whether or not in the manner called for in the Plans and Specifications;

                  (b) To make such additions and changes and corrections to any of the Plans and Specifications which shall be necessary or desirable in the judgment of the Administrative Agent to complete the development of any of the Land and the construction of any of the Improvements;

                  (c) To employ such contractors, subcontractors, agents, architects and inspectors as shall be necessary or desirable for said purpose;

                  (d) To pay, settle or compromise all existing bills and claims which are or may be liens against any of the Property, or may be necessary or desirable for the completion of the work or the clearance of title to any of the Property;

                  (e) To execute all applications and certificates which may be required in the name of any of the Borrowers; and

                  (f) To do any and every act with respect to the development of the Land and the construction of the Improvements which any of the Borrowers may do in its own behalf.

         It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked. Said attorney-in-fact shall also have the power to prosecute and defend all actions or proceedings in connection with the development of the Land and the construction of the Improvements and to take such actions and to require such performance as the Lenders may deem necessary.

         Section 10.6  Uniform Commercial Code and Other Remedies

         Upon the occurrence of an Event of Default (and in addition to all of its rights, powers and remedies under this Agreement), the Lenders shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable laws, and the Lenders are authorized to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of the Borrowers now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, any of the Lenders; and upon demand by the Administrative Agent, the Borrowers shall assemble the Collateral and make it available to the Lenders, at a place designated by the Administrative Agent; and the Lenders or their agents may enter upon the Borrowers' premises to take possession of the Collateral, to remove it, to render it unusable, or to sell or otherwise dispose of it.

         Any written notice of the sale, disposition or other intended action by the Lenders with respect to the Collateral which is sent by regular mail, postage prepaid, to the Borrowers at the address set forth in Article XI hereof, or such other address of the Borrowers which may from time to time be shown on the Lenders' records, at least ten (10) days prior to such sale, disposition or other action, shall constitute reasonable notice to the Borrowers. The Borrowers shall pay on demand all costs and expenses, including, without limitation, attorney's fees and expenses, incurred by or on behalf of the Lenders, or any of them, in preparing for sale or other disposition, selling, managing, collecting or otherwise disposing of, the Collateral. All of such costs and expenses (the "Liquidation Costs") together with interest thereon from the date incurred until paid in full at the Post-Default Rate, shall be paid by the Borrowers to the Administrative Agent on demand and shall constitute and become a part of the Obligations. Any proceeds of sale or other disposition of the Collateral will be applied by the Lenders to the payment of the Liquidation Costs and Expense Payments, and any balance of such proceeds will be applied by the Lenders to the payment of the balance of the Obligations in such order and manner of application as the Lenders may from time to time in its sole discretion determine. After such application of the proceeds, any balance shall be paid to the applicable Borrowers or to any other party entitled thereto.

         Section 10.7  Receiver or Other Court Order

         Following an Event of Default, as a matter of right, following ten
(10) days notice and without regard to the adequacy of the security, and upon application to a court of competent jurisdiction, the Lenders shall be entitled to the immediate appointment of a receiver for all or any part of the Collateral, and of the payments and proceeds thereof and therefrom, whether such receivership be incidental to a proposed sale of the Collateral or otherwise, and the Borrowers hereby consent to the appointment of such a receiver and to an order of court directing that payments, including Medicare and Medicaid payments, be made directly to the receiver. The Borrowers will pay to the Beneficiary, upon demand, all expenses, including receiver's fees, attorney's fees, costs and agents compensation, advanced by the Borrowers and incurred pursuant to the provisions contained in this Section.

         Section 10.8  No Conditions Precedent to Exercise of Remedies

         The Borrowers shall not be relieved of any obligation by reason of the failure of the Lenders to comply with any request of the Borrowers or of any other person to take action to foreclose on the Property under the Deed of Trust or otherwise to enforce any provision of the Financing Documents, or by reason of the release, regardless of consideration, of all or any part of the Property, or by reason of any agreement or stipulation between any subsequent owner of the Property and the Lenders extending the time of payment or modifying the terms of the Financing Documents without first having obtained the consent of the Borrowers; and in the latter event, the Borrowers shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by the Lenders.

         Section 10.9  Remedies Cumulative and Concurrent

         No remedy herein conferred upon or reserved to the Lenders or the Administrative Agent is intended to be exclusive of any other remedies provided for in the Financing Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under the Financing Documents, or now or hereafter existing at law or in equity or by statute. Every right, power and remedy given by the Financing Documents to the Lenders or the Administrative Agent shall be concurrent and may be pursued separately, successively or together against any or all of the Borrowers or the Property or any part thereof, and every right, power and remedy given by the Financing Documents may be exercised from time to time as often as may be deemed expedient by the Lenders or the Administrative Agent.

         Section 10.10  Strict Performance

         No delay or omission of the Lenders or the Administrative Agent to exercise any right, power or remedy accruing upon the happening of an Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or any acquiescence therein. No delay or omission on the part of the Lenders or the Administrative Agent to exercise any option for acceleration of the maturity of the Obligations, or any of them, or for foreclosure of the Deeds of Trust, or any of them, following any Event of Default as aforesaid, or any other option granted to the Lenders hereunder in any one or more instances, or the acceptance by the Lenders of any partial payment on account of the Obligations shall constitute a waiver of any such Event of Default and each such option shall remain continuously in full force and effect.

                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.1  Notices

         All notices, certificates or other communications hereunder shall be deemed given when delivered by hand or courier, or three (3) Banking Days after being mailed by certified mail, postage prepaid, return receipt requested, addressed as follows:

if to the Administrative Agent              BANK OF AMERICA, N.A., d/b/a
or the Lenders:                             NATIONSBANK, N.A.
                                            10 Light Street
                                            Baltimore, Maryland 21202
                                            Attn: Leslie M. Zuga
                                            Senior Vice President

with a courtesy copy to:                    Mays & Valentine, L.L.P.
                                            8201 Greensboro Drive
                                            Suite 800
                                            McLean, Virginia  22102
                                            Attn: Margaret Ann Brown, Esq.

 if to the Borrowers:                  c/o SUNRISE EAST ASSISTED LIVING LIMITED
                                       PARTNERSHIP
                                       c/o Sunrise Assisted Living Investments,
                                       Inc.
                                       9401 Lee Highway, Suite 300
                                       Fairfax, Virginia 22031
                                       After September 15, 1999
                                       7900 Westpark Drive
                                       McLean, Virginia 22102
                                        Attention to each of the following
                                        separately delivered or mailed:
                                        David W. Faeder
                                        Thomas B. Newell, Esq.
                                        James S. Pope

 with a courtesy                       Wayne G. Tatusko, Esquire
 copy to:                              Watt, Tieder, Hoffar & Fitzgerald
                                       7929 Westpark Drive
                                       McLean, Virginia 22102

         Section 11.2  Consents and Approvals

         If any consent, approval, or authorization of any Governmental Authority or of any Person having any interest therein, should be necessary to effectuate any sale or other disposition of the Collateral, the Borrowers agree to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

         Section 11.3  Remedies, etc. Cumulative

         Each right, power and remedy of the Lenders as provided for in this Agreement or in any of the other Financing Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in any of the other Financing Documents or now or hereafter existing at law or in equity, by statute or otherwise, and the exercise or beginning of the exercise by the Lenders of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lenders of any or all such other rights, powers or remedies. In order to entitle the Lenders to exercise any remedy reserved to it herein, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement.

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
         Section 11.4  No Waiver of Rights by the Lenders

         No failure or delay by the Administrative Agent or the Lenders to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach or preclude the Administrative Agent or the Lenders from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, neither the Administrative Agent nor the Lenders shall be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

         Section 11.5  Entire Agreement

         The Financing Documents shall completely and fully supersede all other agreements, both written and oral, between the Lenders and any of the Borrowers relating to the Obligations. Neither the Lenders nor the Borrowers shall hereafter have any rights under such prior agreements but shall look solely to the Financing Documents for definition and determination of all of their respective rights, liabilities and responsibilities relating to the Obligations.

         Section 11.6  Survival of Agreement; Successors and Assigns

         All covenants, agreements, representations and warranties made by the Borrowers herein and in any certificate, in the Financing Documents and in any other instruments or documents delivered pursuant hereto shall survive the making by the Lenders of the Loan and the execution and delivery of the Note, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrowers which are contained in this Agreement shall inure to the benefit of the respective successors and assigns of each of the Lenders, and all covenants, promises and agreements by or on behalf of the Lenders which are contained in this Agreement shall inure to the benefit of the permitted successors and permitted assigns of the Borrowers, but this Agreement may not be assigned by the Borrowers without the prior written consent of the Lenders.

         Section 11.7  Expenses

         The Borrowers agree to pay all reasonable out-of-pocket expenses of the Lenders and Banc of America Securities LLC (excluding travel expenses but including the reasonable fees and expenses of the legal counsel of the Administrative Agent or any other Lender) in connection with the preparation of this Agreement, the issuance of the Loan hereunder, the recordation of all financing statements and such other instruments as may be required by the Administrative Agent at the time of, or subsequent to, the execution of this Agreement to secure the Obligations (including any and all recordation tax and other costs and taxes incident to recording), the administration of the Credit Facility (not otherwise contemplated by any fee paid by the

Borrowers), any future modification of the Financing Documents, the addition of Eligible Projects to the Borrowing Base or the enforcement of any provision of this Agreement and the collection of the Obligations. The Borrowers agree to indemnify and save harmless the Lenders from any liability resulting from the failure to pay any required recordation tax, transfer taxes, recording costs or any other expenses incurred by the Lenders in connection with the Obligations. The provisions of this Section shall survive the execution and delivery of this Agreement and the repayment of the Obligations. The Borrowers further agree to reimburse the Lenders upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses and travel expenses) incurred by the Lenders, or any of them, in enforcing any of the Obligations or any security therefor or incurred in connection with any bankruptcy proceeding or in any post-judgment enforcement or collection action, together with interest at the Post-Default Rate which agreement shall survive the termination of this Agreement and the repayment of the Obligations.

         Section 11.8  Counterparts

         This Agreement may be executed in any number of counterparts all of which together shall constitute a single instrument.

         Section 11.9  Governing Law

         This Agreement and all of the other Financing Documents shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia; provided, however, any Deed of Trust and any financing statements covering fixtures securing such Loan shall be governed by, and construed in accordance with, the laws of the state in which the applicable Facility is located.

         Section 11.10  Modifications

         No modification or waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in the same, similar or other circumstance.

         Section 11.11  Illegality

         If fulfillment of any provision hereof or any transaction related hereto or to any of the other Financing Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provisions herein contained other than the provisions hereof pertaining to repayment of the Obligations operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect; and if such provision pertains to repayment of the Obligations, then, at the options of the Lenders, all of the Obligations of the Borrowers to the Lenders shall become immediately due and payable.

         Section 11.12 Gender, etc.

         Whenever used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders.

         Section 11.13  Headings

         The headings in this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof.

         Section 11.14  Waiver of Trial by Jury

         THE BORROWER AND THE LENDERS HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH ANY OF THEM MAY BE PARTIES, NOT GOVERNED BY THE ARBITRATION PROVISIONS OF THE NOTE OR THE GUARANTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

         This waiver is knowingly, willingly and voluntarily made by the Borrowers and the Lenders, and the Borrowers and the Lenders hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrowers and the Lenders further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

         Section 11.15  No Warranty by Lenders

         By accepting or approving anything required to be observed, performed or fulfilled by the Borrowers or to be given to the Administrative Agent or the Lenders pursuant to this Agreement, including, without limitation, any certificate, balance sheet, statement of profit and loss or other financial statement, Survey, receipt, appraisal or insurance policy, the Lenders shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof and any such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by the Lenders.

         Section 11.16  Liability of the Lenders

         No Lender shall be liable for another Lender's failure to fund its ratable share of any advance under the Loan. The Lenders shall not be liable for any other act or omission by the Lenders, or any of them, pursuant to the provisions of this Agreement in the absence of fraud or gross negligence. The Lenders shall incur no liability to the Borrowers or any other party in connection with the acts or omissions of any of the Lenders in reliance upon any certificate or other paper believed by the Lenders to be genuine or with respect to any other thing which the Lenders may do or refrain from doing, unless such act or omission amounts to fraud or gross negligence. The Borrowers hereby agree that the Lenders shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lenders, or any of them, (except for the gross negligence or willful misconduct of any person, corporation, partnership or other entity employed by any of the Lenders) in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations. The Borrowers, jointly and severally, shall indemnify, defend and hold the Lenders and their successors and assigns harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs or other expenses (including reasonable attorney's fees and court costs) arising from or in connection with this Agreement. Any indemnity provision for the benefit of the Lenders set forth herein or in any of the Financing Documents shall extend to any other lender who becomes a Lender under the Credit Facility. The provisions of this Section shall survive the termination of the Credit Facility.

         Section 11.17  License of Tradename

         The Borrowers do hereby grant to each of the Lenders and their affiliates and any trustee under a Deed of Trust and their management company a license to use the name of any Borrower and the name "Sunrise", "Dignity Home Care", "Respect Home Care" or "Karrington" and any marks associated therewith in the operation of a Facility upon such Lender's or trustee's taking of possession or taking over management of a Facility or acquiring title thereto at a foreclosure sale which license shall be in effect for a period of thirty
(30) months from the date thereof. The Borrowers further agree that a third-party purchaser of a Facility may continue to operate the Facility under the name of any Borrower unless such Borrower objects in writing thereto.

         Section 11.18  No Partnership

         Nothing contained in this Agreement shall be construed in a manner to create any relationship between the Borrowers and the Lenders other than the relationship of borrower and lender and the Borrowers and the Lenders shall not be considered partners or co-venturers for any purpose on account of this Agreement.

         Section 11.19  Third Parties; Benefit

         All conditions to the obligation of the Lenders to make advances hereunder are imposed solely and exclusively for the benefit of the Lenders and their assigns and no other persons shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Lenders will refuse to make advances in the absence of strict compliance with any or all thereof and no other person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by the Administrative Agent at any time in the sole and absolute exercise of its discretion pursuant to its agreements with the Lenders. The terms and provisions of this Agreement are for the benefit of the parties hereto and, except as herein specifically provided, no other person shall have any right or cause of action on account thereof.

         Section 11.20  Conditions; Verification

         Any condition of this Agreement which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition to the existence or non-existence, as the case may be, of such fact or facts that the Lenders shall, at all times, be free independently to establish to their satisfaction and in its absolute discretion such existence or non-existence.

         Section 11.21  Signs; Publicity

         At the Administrative Agent's request, but at the expense of the Administrative Agent, the Borrowers shall place a sign acceptable to the Borrowers at a location on each of the Eligible Projects under construction satisfactory to the Administrative Agent, which sign shall recite, among other things, that the Lenders are financing the development of the Land and the construction of the Improvements. The Borrowers expressly authorize the Administrative Agent to prepare and to furnish to the news media for publication from time to time news releases with respect to the Credit Facility and each Eligible Project, specifically to include but not limited to, releases detailing the Administrative Agent's and the Lenders' involvement with the Credit Facility and the financing of any Eligible Project, all subject to prior review by the Borrowers.

         Section 11.22  Time of Essence

         Time shall be of the essence for each and every provision of this Agreement of which time is an element.

         Section 11.23     Replacement Note

         In the event any Joinder Agreement is ever lost or destroyed, the Borrowers covenant and agree that they will execute and deliver to the Administrative Agent upon demand a replacement original thereof.

                       [SIGNATURES ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement on the day and year first above written.

WITNESS/ATTEST:                                      SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP,
                                                     a Virginia limited partnership

                                                     By:      Sunrise Assisted Living Investments, Inc.,
                                                              General Partner

                                                     By: /s/ James S. Pope        (SEAL)
--------------------------                               --------------------------------
Name:                                                     James S. Pope
Title:                                                    Vice President

                                                     SUNRISE SEAL, L.L.C., a Virginia limited liability company

                                                     By:      Sunrise Development, Inc.,
                                                              Managing Member


                                                     By: /s/ James S. Pope           (SEAL)
---------------------------                              ------------------------------------
Name:                                                     James S. Pope
Title:                                                    Vice President

                                                     SUNRISE DECATUR ASSISTED LIVING LIMITED PARTNERSHIP, a
                                                     Georgia limited partnership

                                                     By:    Sunrise Assisted Living Investments,
                                                            Inc., General Partner

                                                     By: /s/ James S. Pope             (SEAL)
---------------------------                              ------------------------------------
Name:                                                     James S. Pope
Title:                                                    Vice President



                                                     SUNRISE FAIRFIELD ASSISTED LIVING, L.P.,
                                                     a New Jersey limited partnership

                                                     By:      Sunrise Assisted Living Investments,
                                                              Inc., General Partner

                                                     By:/s/ James S. Pope              (SEAL)
---------------------------                             -------------------------------------
Name:                                                     James S. Pope
Title:                                                    Vice President


                                                     SUNRISE BELLEVUE ASSISTED LIVING
                                                     LIMITED PARTNERSHIP, a Washington limited
                                                     partnership

                                                     By:      Sunrise Assisted Living Investments,
                                                              Inc., General Partner

                                                     By:/s/ James S. Pope              (SEAL)
---------------------------                             --------------------------------------
Name:                                                     James S. Pope
Title:                                                    Vice President

                                                     SUNRISE WALNUT CREEK ASSISTED LIVING
                                                     LIMITED PARTNERSHIP, a California limited
                                                     partnership

                                                     By:      Sunrise Assisted Living Investments,
                                                              Inc., General Partner

                                                     By:/s/ James S. Pope              (SEAL)
----------------------------                            ----------------------------------------
Name:                                                     James S. Pope
Title:                                                    Vice President



                                                     SUNRISE OAKLAND ASSISTED LIVING
                                                     LIMITED PARTNERSHIP, a California limited
                                                     partnership

                                                     By:      Sunrise Assisted Living Investments,
                                                              Inc., General Partner

                                                     By:/s/ James S. Pope             (SEAL)
---------------------------                             --------------------------------------
Name:                                                     James S. Pope
Title:                                                    Vice President


                                                     SUNRISE PARAMUS ASSISTED LIVING
                                                     LIMITED PARTNERSHIP, a New Jersey limited
                                                     partnership

                                                     By:      Sunrise Assisted Living Investments,
                                                              Inc., General Partner

                                                     By:/s/ James S. Pope               (SEAL)
----------------------------                            ---------------------------------------
Name:                                                     James S. Pope
Title:                                                    Vice President


                                                     SUNRISE RIVERSIDE ASSISTED LIVING, L.P.,
                                                     a California limited partnership

                                                     By:      Sunrise Assisted Living Investments,
                                                              Inc., General Partner

                                                     By:/s/ James S. Pope                (SEAL)
-----------------------------                           -----------------------------------------
Name:                                                     James S. Pope
Title:                                                    Vice President



                                                     SUNRISE HUNTCLIFF ASSISTED LIVING
                                                     LIMITED PARTNERSHIP, a Georgia limited
                                                     partnership

                                                     By:      Sunrise Assisted Living Investments,
                                                              Inc., General Partner

                                                     By:/s/ James S. Pope                 (SEAL)
---------------------------                             ----------------------------------------
Name:                                                     James S. Pope
Title:                                                    Vice President



                                                     SUNRISE STERLING CANYON ASSISTED
                                                     LIVING LIMITED PARTNERSHIP, a California
                                                     limited partnership

                                                     By:      Sunrise Assisted Living Investments,
                                                              Inc., General Partner

                                                     By:/s/ James S. Pope               (SEAL)
---------------------------                             ----------------------------------------
Name:                                                   James S. Pope
Title:                                                  Vice President



WITNESS:                                             BANK OF AMERICA, N.A., d/b/a/
                                                     NATIONSBANK, N.A., successor
                                                     by merger to NationsBank, N.A., as Administrative Agent for the Lenders

                                                     By: /s/ Sabina Kelly                (SEAL)
--------------------------                              ----------------------------------------
                                                        Sabina Kelly
                                                        Senior Vice President


                                LIST OF EXHIBITS

A        Form of Note

B        Form of Borrowing Base Report

C        Current Borrowing Base Report

D        Places of Business

E        Form of Joinder Agreement

F        Survey Requirements

G        Form of Compliance Certificate

                                    EXHIBIT A

                                  FORM OF NOTE

                                    EXHIBIT B

                          FORM OF BORROWING BASE REPORT

                                    EXHIBIT C

                          CURRENT BORROWING BASE REPORT

                                    EXHIBIT D

                               PLACES OF BUSINESS

 AS OF JULY_29, 1999

The Borrowers' Chief Executive
Office and Principal Place of Business is:

9401 Lee Highway, Suite 300
Fairfax, VA 22031

after September 15, 1999
7900 Westpark Drive
McLean, VA 22102

Locations of Collateral:

9401 Lee Highway, Suite 300
Fairfax, VA  22031

after September 15, 1999
7900 Westpark Drive
McLean, VA 22102

Sunrise of Decatur
920 Clairemont Avenue
Decatur, GA
Dekalb County

Sunrise of Lafayette Hills
429 Ridge Pike
Lafayette Hills, PA 19444

Sunrise of Fairfield
Greenbrook Road
Township of Fairfield, NJ
Essex County

Sunrise of Bellevue
15928 NE 8th Street
Bellevue, WA  98008
King County

Sunrise of Walnut Creek
2175 Ygnacio Valley Road
Walnut Creek, CA  94598
Contra Costa County

Sunrise of Oakland Hills
11889 Skyline Boulevard
Oakland, CA
Alameda County

Sunrise of Paoli
324 Lancaster Avenue
Malvern, PA  19355
Chester County, PA

Sunrise of Paramus
571 Paramus Road
Paramus, NJ 07652
Bergen County

Sunrise of Riverside
5265 Chapalla Drive
Riverside, CA
Riverside County

Sunrise of Northville
16100 Haggerty Road
Northville, MI
Wayne County

Sunrise of Bloomingdale
129 E. Lake Street
Bloomingdale, IL
DuPage County

Sunrise of Huntcliff
8480 Roswell Road
Atlanta, GA
Fulton County

Sunrise of Mount Vernon
160 West Lincoln Avenue
Mt. Vernon, NY 10550
Westchester County

Sunrise of Wall Township
New Bedford and Allaire Roads
Township of Wall, NJ
Monmouth County

Sunrise of Smithtown
30 Route 111
The Branch
Smithtown, NY 11787
Suffolk County

Sunrise of Willowbrook
301 3rd Street
Clarendon Hills, IL
DuPage County

Sunrise of Wilton
96 Danbury Road
Wilton, CT
Town of Wilton

Sunrise of Huntcliff Summit I
8490 Roswell Road
Atlanta, GA  30350
Fulton County

Sunrise of Sterling Canyon
25815 McBean Parkway
Valencia, CA
Los Angeles County

Sunrise of Flossmoor
19715 South Governors Highway
Flossmoor, IL
Cook County

Sunrise of San Mateo
955 South El Camino Real
San Mateo, CA
San Mateo County

                                    EXHIBIT E

                            FORM OF JOINDER AGREEMENT

                                    EXHIBIT F

                               SURVEY REQUIREMENTS

                                    EXHIBIT G

                         FORM OF COMPLIANCE CERTIFICATE

         This Compliance Certificate is delivered pursuant to (i) Section 7.1 of the Second Amended and Restated Financing and Security Agreement dated as of July ____, 1999 (together with all amendments and modifications, if any, from time to time made thereto, the "Financing Agreement") between Sunrise East Assisted Living Limited Partnership, Sunrise SEAL, L.L.C. and certain affiliated borrowing entities (collectively, the "Borrower") and Bank of America, N.A. as Administrative Agent, and (ii) Section 3.1 of the Second Amended and Restated Master Guaranty of Payment Agreement dated as of July ____, 1999 (together with all amendments and modifications, if any, from time to time made thereto, the "Guaranty") by Sunrise Assisted Living, Inc. ("Guarantor") and Bank of America, N.A. as Administrative Agent. Unless otherwise defined, terms used herein (including the attachments hereto) have the meanings provided in the Financing Agreement.

                              BORROWER CERTIFICATE

         The undersigned, one of the Borrowers as of the date hereof, hereby certifies and warrants that:

         1. It is authorized to execute this certificate on behalf of all Borrowers.

         2. As of the (fiscal quarter) (fiscal year) ending as of ________________, 19____:

                  (a) No Borrower was in default under any of the provisions of the Financing Agreement during the period to which this Compliance Certificate relates;

                  (b) As of the end of this reporting period: (i) the number of Eligible Projects was ____ [minimum number required 8]; (ii) the number of Eligible Projects that qualify as Pool A Projects is ____; (iii) the ratio of Pool A Projects to Eligible Projects is ____% [minimum required percentage 83%].

                  (c) The attached Borrowing Base Report accurately represents the status of each Eligible Project with regard to any and all applicable covenants set forth in the Financing Agreement (including the ratio of Net Operating Income to Debt Service for such reporting period and the Minimum Occupancy Requirement and actual occupancy as of the end of such reporting period).

                  (d) As of the end of this reporting period: (i) the number of Eligible Projects that are not Stabilized Facilities is ____; (ii) the amount of Liquid Assets held by the Borrower on a consolidated basis, after taking into account any distributions ("Distributions") of net operating income to partners or members of any of the Borrowers made less than 30 days prior to the end of such reporting period, is $____________ [minimum required $5,000,000 plus an additional $5,000,000 if 10 or more Eligible Projects are not Stabilized
                           Facilities]; (iii) if there have been any Distributions, then the ratio of Adjusted EBITDA to Debt Service (calculated on a rolling four-quarter basis), for the Stabilized Facilities in the aggregate, is _____ [minimum required 1.0].

                                         SUNRISE EAST ASSISTED LIVING
                                         LIMITED PARTNERSHIP

                                         By:  Sunrise Assisted Living
                                              Investments, Inc. its general
                                              partner

                                               By:                      (SEAL)
                                                   ---------------------------
                                                   James S. Pope
                                                   Vice President

                              GUARANTOR CERTIFICATE

         The undersigned, being the duly elected, qualified and acting Chief Financial Officer of the Guarantor, on behalf of the Guarantor, hereby certifies and warrants that:

         1. He is the Chief Financial Officer of the Guarantor and that, as such, he is authorized to execute this certificate on behalf of the Guarantor.

         2. As of the (fiscal quarter) (fiscal year) ending as of ________________, 19____:

                  (a) The Guarantor is not in default under any of the provisions of the Guaranty;

                  (b) The Guarantor's Tangible Net Worth was $_________ as computed on Attachment 1 hereto;

                  (c) The Guarantor's ratio (on a consolidated basis with all subsidiaries) of Funded Debt (as defined in the Guaranty) to EBITDAR was ______ as computed on Attachment 2 hereto;

                  (d) The Guarantor's ratio (on a consolidated basis with all subsidiaries) of EBITDAR to the sum of____ Interest Expense (as defined in the Guaranty) and Rent Expense (as defined in the Guaranty) was _______ as computed on Attachment 3 hereto;

                  (e)      The value of the Guarantor's Minimum Liquid Assets
was $_____ as computed on Attachment 4   hereto.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate, this ______ day of ______________, 19____.

                                                 SUNRISE ASSISTED LIVING, INC.

                                                  By:                    (SEAL)
                                                    ---------------------------
                                                      Christian B.A. Slavin
                                                      Chief Financial Officer

                                  ATTACHMENT 1

                                          Period Ending: ____________, _______

Tangible Net Worth

1.       net worth (defined by GAAP) $________________________,
         less

2.       (a)      all intangible assets (except for deferred taxes
                  recorded as goodwill)     $____________________

         (b)      write-up in book value of assets subsequent to most
                  recent financial statement      $_____________

         (c) loans and advances to, or investments in, any person or entity (except: (i) cash equivalents or deposit accounts at financial institutions; (ii) mortgage revenue bonds issued by Bucks County, PA Industrial Development Authority; and (iii) individual investments less than $2,500,000, but not exceeding $10,000,000 in the aggregate) $________________

         (d) advances or loans to, or receivables from, unconsolidated affiliates (except subordinated debt of unconsolidated affiliates) $______________

Actual Tangible Net Worth = $_______________

Required Tangible Net Worth equal to the sum of:

                  (i)      Guarantor's net worth
                           as of June 30, 1999                   $255,000,000

                  (ii)     Guarantor's net income (if positive)
                           for each quarter subsequent
                           to June 30, 1999  x  75%  =          $____________

                  (iii)    Net proceeds received by Guarantor
                           of any equity capital transaction
                           during each quarter subsequent
                           to June 30, 1999  x  85%  =           $____________


                                                        TOTAL    $____________

                                  ATTACHMENT 2

                                            Period Ending: ____________, _____

Ratio of Funded Debt to EBITDAR

         1.       Funded Debt                        $                  *
                                                      -----------------

         2.       EBITDAR (as calculated
                  on Attachment 3)                   $
                                                      -----------------
         Actual Ratio:     ____

         Required Ratio:...not greater than (i) 5.75 for fiscal year 1999 and 2000, and (ii) 5.50 for fiscal year 2001 and 2002
* "Funded Debt" means the sum of the following but shall exclude trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by the Guarantor and for which adequate reserves are being provided on the books of the Guarantor in accordance with GAAP:

(a) indebtedness for borrowed money (excluding the 5 1/2% convertible subordinated notes issued by the Guarantor) $____________

(b) obligations in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of the Guarantor $____________

(c) (i) lease obligations which have been or should be, in accordance with GAAP, capitalized on the books of the Guarantor, plus (ii) the product of Rent Expense (as defined in the Guaranty), with respect to operating leases, multiplied by 8 $____________

(d) liabilities secured by any property owned by the Guarantor, to the extent attached to the Guarantor's interest in such property, even though Guarantor is not liable for the payment thereof $____________

(e) (i) amounts payable by Guarantor under any terminated, defaulted or outstanding interest rate protection products, or (ii) take-out commitments (excluding a refinancing or a commitment of a third party) or purchase contracts including the deferred purchase price of property or services in each instance if the Guarantor does not control the incurring obligation $____________

(f) (i) the amount of any guaranty of indebtedness for borrowed, or (ii) other debt owned by Persons other than the Guarantor which is in default and for which the creditor is pursuing payment by the Guarantor $________________

(g) any obligation of the Guarantor or a Commonly Controlled Entity to a Multiemployer Plan $___________________

(h) other amounts considered to be debt by the Administrative Agent, the Syndication Agent and the

Documentation Agent in a dollar amount to be mutually agreed upon by the Administrative Agent and the Guarantor (excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms which are not overdue or which are being disputed in good faith by the Guarantor and for which adequate reserves are being provided on the books of Guarantor in accordance with (GAAP) $___________________

                                  ATTACHMENT 3

                                          Period Ending: ____________, ______

Ratio of EBITDAR to Interest Expense plus Rent Expense

         1.       EBITDAR                   $_____________ (calculated as follows)

                  Net Income                $_____________
                  Plus Interest             $_____________
                  Plus Taxes                $_____________
                  Plus Depreciation         $_____________
                  Plus Amortization         $_____________
                  Plus Rent Expense         $_____________ (actual rent expense incurred
                                                            by Borrower, Guarantor or
                                                            any Affiliate as a tenant under
                                                            leases for any senior living
                                                            facility)

                  Plus Actual
                    Management Fees         $_____________
                  Minus Replacement
                    Reserve                 $_____________ ($250/year/bed for each Facility)
                  Minus Management
                    Fees                    $_____________ (equal to the greater of 5% of gross
                                                            revenues or actual Management Fees)


         2.       Interest Expense          $_____________ (actual interest expense incurred by
                                                           Guarantor and its subsidiaries on all
                                                           debt owed to unaffiliated third parties,
                                                           including 5 1/2% convertible subordinated
                                                           notes)

         3.       Rent Expense              $_____________

                  Interest Expense          $_____________

                  Sum of Rent Expense
                  and Interest Expense      $_____________

         Actual Ratio:________________

         Required Ratio:  2.50



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                                  ATTACHMENT 4

                                           Period Ending: ____________, ______

Minimum Liquid Assets

Value of cash, cash equivalents and marketable securities $_______________

Required Value: not less than the greater of (a) 90 days of Debt Service, or
(b) $25,000,000.

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